INVESTMENT MANAGERS SERIES TRUST

Aristotle Funds
235 West Galena Street
Milwaukee, Wisconsin 53212

August 21, 2023

Re:    Proposed Reorganization of the Following Funds:
Aristotle Value Equity Fund
Aristotle/Saul Global Equity Fund
Aristotle International Equity Fund
Aristotle Core Equity Fund
Aristotle Small Cap Equity Fund

Dear Shareholder:

Our records indicate that as of the regular close of business of the New York Stock Exchange on July 17, 2023, you owned shares in one or more of the above-noted funds (each an “Acquired Fund” and together, the “Acquired Funds”), each a series (fund) of Investment Managers Series Trust (“IMST”). For each Acquired Fund in which you owned shares as of July 17, 2023, you are being asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which such fund will be reorganized and merged into the corresponding series (fund) (each an “Acquiring Fund” and together, the “Acquiring Funds”) of the Aristotle Funds Series Trust (the “Aristotle Funds Trust”) noted below (each such reorganization, a “Reorganization”).

Acquired Fund		Acquiring Fund[1]
Aristotle Value Equity Fund	➢	Aristotle Value Equity Fund II
Aristotle/Saul Global Equity Fund	➢	Aristotle/Saul Global Equity Fund II
Aristotle International Equity Fund	➢	Aristotle International Equity Fund II
Aristotle Core Equity Fund	➢	Aristotle Core Equity Fund II
Aristotle Small Cap Equity Fund	➢	Aristotle Small Cap Equity Fund II
1 Immediately after the closing of the applicable Reorganization, the names of the Acquiring Funds will be changed to remove the “II”.
On June 14, 2023, the Board of Trustees of IMST (the “IMST Board”), upon the recommendation of Aristotle Capital Management, LLC, the current investment adviser to Aristotle Value Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle International Equity Fund; Aristotle Atlantic Partners, LLC, the current investment adviser to Aristotle Core Equity Fund; and Aristotle Capital Boston, LLC, the current investment adviser to Aristotle Small Cap Equity Fund, considered and approved each Plan of Reorganization, subject to shareholder approval. A Special Meeting of Shareholders of the Acquired Funds will be held on October 6, 2023, at 10:00 a.m., Pacific Time (1:00 p.m., Eastern Time) at the offices of IMST’s administrator, Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, CA 91740, to vote on each proposal.

If shareholders of an Acquired Fund approve its Plan of Reorganization, upon closing of the Reorganization, each shareholder of that Acquired Fund will receive a number of shares of the corresponding Acquiring Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization, and except for Aristotle Small Cap Equity Fund, they will become shareholders of Class I-2 shares of the corresponding Acquiring Fund upon closing of the Reorganization. Shareholders of Aristotle Small Cap Equity Fund will become shareholders of Class I-3 shares of the corresponding Acquiring Fund upon closing of the Reorganization. Each Acquiring Fund has an identical or substantially similar investment objective and the same or substantially similar investment strategies and policies to those of its corresponding Acquired Fund. The total expense ratio of each Acquiring Fund is expected to be the same as or lower than the total expense ratio of its corresponding Acquired Fund. Each Reorganization generally is not expected to result in the recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes.

The Reorganizations are not expected or intended to result in any changes to the day-to-day management of any of the Acquired Funds. While the Reorganizations will shift primary management oversight responsibility for each Acquired Fund to Aristotle Investment Services, LLC (“AIS”), the investment adviser to the Aristotle Funds Trust, each Acquired Fund’s current investment adviser also serves as sub-adviser to the corresponding Acquiring Fund. Each Acquired Fund’s existing portfolio management team will serve as the portfolio management team for the corresponding Acquiring Fund.

Please note that with respect to Aristotle International Equity Fund and Aristotle Core Equity Fund, it is proposed that the Funds be merged into Aristotle International Equity Fund II and Aristotle Core Equity Fund II, respectively, each of which has recently commenced operations and has only had limited operations as an underlying fund in a “fund-of-funds” structure. With respect to Aristotle Small Cap Equity Fund, it is proposed that the Fund be merged into Aristotle Small Cap Equity Fund II, which recently commenced operations following the merger and reorganization of two separate series of another trust which had investment objectives and strategies similar to Aristotle Small Cap Equity Fund. With respect to Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund, it is proposed that the Funds be merged into Aristotle/Saul Global Equity Fund II and Aristotle Value Equity Fund II, respectively, each of which is a newly created “shell” fund that has not commenced operations and that has been registered with the U.S. Securities and Exchange Commission specifically for the purpose of acquiring the assets and liabilities of the corresponding Acquired Fund. The similarities and differences between each Acquired Fund and its corresponding Acquiring Fund, as well as other important information, are described in the combined Proxy Statement/Prospectus that is included with this letter.

The IMST Board unanimously recommends that you vote “FOR” the Plans of Reorganization. A summary of the Board’s considerations in approving the Plans of Reorganization is also included in the Proxy Statement/Prospectus.

The attached Prospectus/Proxy Statement is designed to give you more information about each proposal. Please read the Proxy Statement/Prospectus and consider the proposals to approve the Plans of Reorganization carefully before casting your vote.

Sincerely,

/s/ Maureen Quill
Maureen Quill, President, IMST

Aristotle Value Equity Fund
Aristotle Saul/Global Equity Fund
Aristotle International Equity Fund
Aristotle Core Equity Fund
Aristotle Small Cap Equity Fund

each, a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, Wisconsin 53212
1-888-661-6691

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON October 6, 2023
NOTICE IS HEREBY GIVEN that Investment Managers Series Trust (“IMST”), a Delaware statutory trust, will hold a special meeting of shareholders (the “Meeting”) for the above-referenced series (each an “Acquired Fund” and together, the “Acquired Funds”) of IMST on October 6, 2023, at 10:00 a.m., Pacific Time (1:00 p.m., Eastern Time) at the offices of IMST’s administrator, Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, CA 91740. You are invited to attend the Meeting. To participate in the Meeting, you must email attendameeting@equiniti.com no later than 9:00 a.m., Pacific Time (12:00 p.m., Eastern Time) on October 5, 2023, and provide your full name, address and control number located on your proxy card.
The purpose of this Meeting is to consider and act upon an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the proposed reorganization of each Acquired Fund with and into a corresponding series (an “Acquiring Fund”) of Aristotle Funds Series Trust (the “Aristotle Funds Trust”) (each, a “Reorganization”) and vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
Each Plan of Reorganization provides for (i) the transfer of all of the assets, property and goodwill of the applicable Acquired Fund to the corresponding Acquiring Fund set forth in the chart below, in exchange solely for shares of the applicable class of the corresponding Acquiring Fund having a total dollar value equal to the value of the Acquired Fund’s assets less liabilities and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund; and (ii) the distribution of the Acquiring Fund shares to the shareholders of the Acquired Funds and the termination, dissolution and complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan of Reorganization. Shareholders of each Acquired Fund will vote separately on the proposal to reorganize that Acquired Fund into its corresponding Acquiring Fund.
The Aristotle Funds Trust is organized as an open-end management investment company. The Acquired Funds and the corresponding Acquiring Funds (each, a “Fund,” and collectively, the “Funds”) are as follows:

Proposal	Acquired Fund	Acquired Fund Share Class		Acquiring Fund Share Class	Acquiring Fund[1]
1	Aristotle Value Equity Fund	Class I	➢	Class I-2	Aristotle Value Equity Fund II
2	Aristotle/Saul Global Equity Fund	Class I	➢	Class I-2	Aristotle/Saul Global Equity Fund II
3	Aristotle International Equity Fund	Class I	➢	Class I-2	Aristotle International Equity Fund II
4	Aristotle Core Equity Fund	Class I	➢	Class I-2	Aristotle Core Equity Fund II
5	Aristotle Small Cap Equity Fund	Class I	➢	Class I-3	Aristotle Small Cap Equity Fund II
1 Immediately after the closing of the applicable Reorganization, the names of the Acquiring Funds will be changed to remove the “II” designation.
It is not anticipated that any matters other than the approval of the proposals will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.
Shareholders of record of each Acquired Fund at the regular close of business of the New York Stock Exchange on July 17, 2023 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of an Acquired Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to its corresponding proposal.
The Board of Trustees of IMST unanimously recommends you vote FOR each proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON October 6, 2023: This Notice and the Proxy Statement/Prospectus are available on the Internet free of charge at https://vote.proxyonline.com/aristotle/docs/proxy2023.pdf.
By order of the Board of Trustees of IMST
/s/ Diane Drake
Diane Drake
Secretary, IMST
August 21, 2023
Your vote is important, no matter how many shares you own. Please vote as soon as possible!

A Proxy Card covering your Acquired Fund is enclosed along with the Proxy Statement/Prospectus.
You may vote in any one of three ways:
•By mail with the enclosed proxy card. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card; or
•By Internet through the website listed on the enclosed proxy card; or
•By telephone using the toll-free number listed on the enclosed proxy card.
If you vote by mail, only votes received by 9:00 a.m., Eastern Time on October 6, 2023 at the address shown on the enclosed postage paid envelope will be counted. If you vote by telephone or Internet, only votes cast by 9:00 a.m., Eastern Time on October 6, 2023 will be counted. You may revoke your proxy at any time at, or before, the Meeting or vote at the Meeting if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.
You may receive one or more calls, letters, or other communications from our proxy solicitor, EQ Fund Solutions, reminding you to vote.

PROXY STATEMENT/PROSPECTUS
DATED August 21, 2023
Aristotle Value Equity Fund
Aristotle Saul/Global Equity Fund
Aristotle International Equity Fund
Aristotle Core Equity Fund
Aristotle Small Cap Equity Fund

each, a series of

INVESTMENT MANAGERS SERIES TRUST
235 W. Galena Street
Milwaukee, Wisconsin 53212
1-888-661-6691

AND

ARISTOTLE FUNDS SERIES TRUST
11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025
This Proxy Statement/Prospectus solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the funds identified above (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Investment Managers Series Trust (“IMST”). The Meeting is scheduled to occur on October 6, 2023 at 10:00 a.m., Pacific Time (1:00 p.m., Eastern Time) at the offices of IMST’s administrator, Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, CA 91740. You are invited to attend the Meeting. To participate in the Meeting, you must email attendameeting@equiniti.com no later than 9:00 a.m., Pacific Time (12:00 p.m., Eastern Time) on October 5, 2023, and provide your full name, address and control number located on your proxy card.
At the Meeting, shareholders of each Acquired Fund (the “Acquired Fund Shareholders”) will be asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the proposed reorganization of their Acquired Fund with and into a corresponding series (an “Acquiring Fund” and together, the “Acquiring Funds”) of Aristotle Funds Series Trust (the “Aristotle Funds Trust”), as provided in the Plan of Reorganization (each, a “Reorganization”) and described below in this Proxy Statement/Prospectus. Each Acquired Fund’s existing portfolio management team serves as the portfolio management team for the corresponding Acquiring Fund.
The Aristotle Funds Trust is a recently created trust, and each Acquiring Fund is a recently created series of the Aristotle Funds Trust managed by Aristotle Investment Services, LLC (“AIS”), a recently organized and registered investment adviser. Aristotle Value Equity Fund II and Aristotle/Saul Global Equity Fund II (the “Shell Funds”) are “shell” funds that have not commenced operations and were created solely for the purpose of the acquiring the assets and liabilities of the corresponding Acquired Funds. Each Reorganization into a Shell Fund is referred to as a “Shell Reorganization.” Aristotle International Equity Fund II and Aristotle Core Equity Fund II (the “Underlying Funds”) commenced operations on April 17, 2023 and have had only limited operations serving as underlying funds in a “fund-of-funds” structure with a group of affiliated funds that are also advised by AIS. Aristotle Small Cap Equity Fund II commenced operations on April 17, 2023 as a result of the merger and reorganization of two unaffiliated funds with and into Aristotle Small Cap Equity Fund II. The Reorganizations of Aristotle International Equity Fund into Aristotle International Equity Fund II, Aristotle Core Equity Fund into Aristotle Core Equity Fund II, and Aristotle Small Cap Equity Fund into Aristotle Small Cap Equity Fund II are each referred to as a “non-Shell Reorganization.” The Aristotle Funds Trust has several additional series that are not part of these Reorganizations.
Each Plan of Reorganization provides for:
(i)    the transfer of all of the assets, property and goodwill of the applicable above-noted Acquired Fund to the corresponding Acquiring Fund set forth in the chart below, in exchange solely for shares of the applicable class of the corresponding Acquiring Fund having a total dollar value equal to the value of the Acquired Fund's assets less liabilities, as set forth in the Plan of Reorganization, and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund; and
(ii)    the distribution, after the closing date, of the Acquiring Fund shares to the Acquired Fund Shareholders in termination, dissolution and complete liquidation of the Acquired Fund as provided in the Plan of Reorganization, all upon the terms and conditions set forth in the Plan of Reorganization.
Acquired Fund Shareholders will vote separately on the proposal to reorganize that Acquired Fund into its corresponding Acquiring Fund as shown below:

i

Proposal	Acquired Fund	Acquired Fund Share Class		Acquiring Fund Share Class	Acquiring Fund[1]
1	Aristotle Value Equity Fund	Class I	➢	Class I-2	Aristotle Value Equity Fund II
2	Aristotle/Saul Global Equity Fund	Class I	➢	Class I-2	Aristotle/Saul Global Equity Fund II
3	Aristotle International Equity Fund	Class I	➢	Class I-2	Aristotle International Equity Fund II
4	Aristotle Core Equity Fund	Class I	➢	Class I-2	Aristotle Core Equity Fund II
5	Aristotle Small Cap Equity Fund	Class I	➢	Class I-3	Aristotle Small Cap Equity Fund II
1 Immediately after the closing of the applicable Reorganization, the names of the Acquiring Funds will be changed to remove the “II” designation.
Each Plan of Reorganization is a separate agreement between the applicable Acquired Fund and its corresponding Acquiring Fund. Each Acquired Fund and IMST, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Aristotle Funds Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all other parties and their series, and not jointly or jointly and severally with any other party.
The Board of Trustees of IMST (the “IMST Board”) is soliciting these proxies on behalf of each Acquired Fund. The IMST Board believes that the proposed Reorganizations are in the best interests of each Acquired Fund and that the interests of the Acquired Fund Shareholders will not be diluted as a result of the Reorganizations. The IMST Board unanimously recommends that you vote FOR the proposed Reorganizations. The Reorganization of each Acquired Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of, or the consummation of, the Reorganization relating to any other Acquired Fund. If a Reorganization is not approved by shareholders, the IMST Board will consider what further actions, if any, may be taken with respect to the applicable Acquired Fund, including liquidation of one or more Acquired Funds.
This Proxy Statement/Prospectus sets forth concisely the information about the Reorganizations and each Acquiring Fund that you should know before voting. Copies of the forms of the Plans of Reorganization, which more completely describe the proposed transaction, are attached as Appendix A (for Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund) and Appendix B (for Aristotle International Equity Fund, Aristotle Core Equity Fund and Aristotle Small Cap Equity Fund). This Proxy Statement/Prospectus is expected to first be sent to the Acquired Fund Shareholders on or about August 24 , 2023.
You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Acquired Funds and the Acquiring Funds can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:
•The prospectus and statement of additional information (“SAI”) of IMST on behalf of each Acquired Fund, dated May 1, 2023, as supplemented and amended to date (File No. 333-122901); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0001213900-23-032456) (the “Acquired Fund Prospectus”);
•The audited financial statements, including the financial highlights, appearing in the Acquired Funds’ annual report to shareholders for the period ended December 31, 2022 (File No. 811-21719; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0001398344-23-005996); and
•The prospectus and SAI of Aristotle Funds Trust on behalf of each Acquiring Fund, dated July 28, 2023 (File No. 333-269243); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, (Accession No. 0000894189-23-005144) (the “Acquiring Fund Prospectus”). The Acquiring Fund Prospectus does not include information about the Class I-3 shares of Aristotle Small Cap Equity Fund II. Please read the following paragraph for more information about Class I-3 shares of Aristotle Small Cap Equity Fund II.

The Acquiring Fund Prospectus, which is incorporated by reference above and which accompanies this Proxy Statement/Prospectus, is intended to provide you with additional information about Aristotle Value Equity Fund II, Aristotle/Saul Global Equity Fund II, Aristotle International Equity Fund II and Aristotle Core Equity Fund II. While other classes of shares of Aristotle Small Cap Equity Fund II are currently offered in the Acquiring Funds Prospectus, Class I-3 shares of Aristotle Small Cap Equity Fund II are being registered with the SEC specifically for the purpose of acquiring the assets and liabilities of Aristotle Small Cap Equity Fund. As such, no prospectus or SAI is available for Class I-3 shares of Aristotle Small Cap Equity Fund II as of the date of this Proxy Statement/Prospectus. Information about Class I-3 shares of Aristotle Small Cap Equity Fund II that would otherwise be available in a prospectus can be found in this Proxy Statement/Prospectus.

Because the Acquiring Funds have not, or have only recently, commenced operations, no annual reports or semi-annual reports for the Acquiring Funds are available as of the date of this Proxy Statement/Prospectus. Aristotle Small Cap Equity Fund II assumed the accounting history of a predecessor fund, Pacific Funds Small Cap (the “Predecessor Fund”) upon the closing of a reorganization on April 17, 2023. The Predecessor Fund’s financial statements is included in the Predecessor Fund’s most recent annual report to shareholders, which is available upon request.
You may request another copy of this Proxy Statement/Prospectus, a copy of the SAI relating to this Proxy Statement/Prospectus, the Acquired Fund Prospectus and the related SAI, the Acquiring Fund Prospectus and the related SAI, or the Predecessor Fund or Acquired Fund annual report, each without charge, by contacting the Aristotle Funds by mail, 11000 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025 or by calling 844-ARISTTL (844-274-7885) (toll free). You may also obtain Acquired Fund and Acquiring Fund filings by visiting https://www.aristotlefunds.com/ or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

OVERVIEW	1
OTHER INFORMATION ABOUT THE FUNDS	4
Fundamental and Non-Fundamental Investment Policies	4
Performance	4
Distribution Arrangements	4
Purchase and Sale of Fund Shares	5
COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS	6
Summary Comparison	6
Comparison of Investment Objectives and Principal Investment Strategies	6
Comparison of Current Fees and Expenses	9
Comparison of Principal Risks	13
Comparison of Fund Performance	14
Portfolio Turnover	18
Management	19
Comparison of Dividend and Distribution Policies and Fiscal Year	19
Comparison of Business Structures, Shareholder Rights and Applicable Law	19
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	22
Summary of the Plans of Reorganization	22
Description of the Securities to be Issued	23
Reasons for the Proposed Reorganizations	23
Background and Trustees’ Considerations Relating to the Proposed Reorganization	23
Certain U.S. Federal Income Tax Consequences of the Reorganizations	24
VOTING INFORMATION	27
INSTRUCTIONS FOR SIGNING PROXY CARD(S)	27
WHERE TO FIND ADDITIONAL INFORMATION	34
PRO FORMA CAPITALIZATION	34
FINANCIAL HIGHLIGHTS	37
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION FOR ARISTOTLE/SAUL GLOBAL EQUITY FUND AND ARISTOTLE VALUE EQUITY FUND	A-1
APPENDIX B: FORM OF AGREEMENT AND PLAN OF REORGANIZATION FOR ARISTOTLE INTERNATIONAL EQUITY FUND, ARISTOTLE CORE EQUITY FUND AND ARISTOTLE SMALL CAP EQUITY FUND	B-1
APPENDIX C: COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES	C-1

OVERVIEW
The following is a brief overview of the proposed Reorganizations. Additional information is contained in the section titled Comparisons of the Acquired Funds and the Acquiring Funds and elsewhere in this Proxy Statement/Prospectus, as well as in each Plan of Reorganization, the Acquired Fund Prospectus, the Acquiring Fund Prospectus and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein.
You should read the entire Proxy Statement/Prospectus and the relevant Acquired Fund Prospectus carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call 844-ARISTTL (844-274-7885) (toll-free).
On what proposals am I being asked to vote?
You are being asked to vote on the approval of the Plan(s) of Reorganization with respect to the Acquired Fund(s) of which you were a shareholder on July 17, 2023. If you held shares of multiple Acquired Funds, you will be asked to vote separately on the approval of a Plan of Reorganization with respect to each Acquired Fund of which you held shares.
The Acquired Funds and their corresponding Acquiring Funds are as follows:

Proposal	Acquired Fund		Acquiring Fund[1]
1	Aristotle Value Equity Fund	➢	Aristotle Value Equity Fund II
2	Aristotle/Saul Global Equity Fund	➢	Aristotle/Saul Global Equity Fund II
3	Aristotle International Equity Fund	➢	Aristotle International Equity Fund II
4	Aristotle Core Equity Fund	➢	Aristotle Core Equity Fund II
5	Aristotle Small Cap Equity Fund	➢	Aristotle Small Cap Equity Fund II
1 Immediately after the closing of the applicable Reorganization, the names of the Acquiring Funds will be changed to remove the “II” designation. The “II” designation in each Acquiring Fund’s name had been included to differentiate the Acquiring Funds from the corresponding Acquired Funds during the period from the formation of the Acquiring Funds to the closing of the Reorganizations.
As a result of the proposed Reorganizations (if approved and consummated), the Acquired Fund Shareholders will become shareholders of the corresponding Acquiring Fund (the “Acquiring Fund Shareholders” and, together with the Acquired Fund Shareholders, the “Shareholders”) and will receive shares of the corresponding Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in that Acquired Fund immediately prior to the closing of the Reorganization, as determined pursuant to the Plan of Reorganization. Each Acquired Fund’s existing portfolio management team will serve as the portfolio management team for the corresponding Acquiring Fund.
The IMST Board and the Board of Trustees of the Aristotle Funds Trust (the “Aristotle Funds Board”) have approved the Reorganizations and each Plan of Reorganization. The IMST Board unanimously recommends that you vote FOR each proposed Reorganization. The Reorganization of each Acquired Fund into the corresponding Acquiring Fund is not conditioned upon receipt of shareholder approval of, or the consummation of, the Reorganization relating to any other Acquired Fund. If a Reorganization is not approved by its shareholders, the IMST Board will consider what further actions, if any, may be in the best interests of the relevant Acquired Fund and its shareholders, including liquidation of one or more Acquired Funds.
Each Plan of Reorganization is subject to certain customary closing conditions and may be terminated with respect to any Reorganization at any time by mutual consent of IMST and the Aristotle Funds Trust. More information about the Plan of Reorganization is included under Summary of the Plans of Reorganization. Forms of the Plans of Reorganization are attached hereto as Appendix A (for Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund) and Appendix B (for Aristotle International Equity Fund, Aristotle Core Equity Fund and Aristotle Small Cap Equity Fund).
Has the IMST Board approved the proposed Reorganizations?
The IMST Board has approved the Plans of Reorganization. The IMST Board believes that each proposed Reorganization is in the best interests of the relevant Acquired Fund, and that the interests of the Acquired Fund Shareholders will not be diluted as a result of the Reorganizations.
The Aristotle Funds Board has also approved the Plans of Reorganization.
Why are the Reorganizations being proposed?
In considering the proposed Reorganizations, the IMST Board reviewed, among other things, information provided by AIS detailing potential benefits of the Reorganizations to the Acquired Funds and their shareholders. This information included benefits resulting from making the Acquired Funds and their shareholders part of a proprietary fund platform where there is oversight by a board with responsibility for a smaller number of funds managed by a single investment advisory organization and its affiliates. IMST operates using a multiple series trust structure, whereby a common board of trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. The Acquired Funds are only several among other various series of IMST and a number of unaffiliated investment advisers provide investment management services to those various funds. This structure is in contrast to the Aristotle Funds complex recently organized by Aristotle Capital Management, LLC, in its role as the parent company (“Aristotle Parent Company” or “Aristotle Capital”) of AIS and the investment advisers to the Acquired Funds, in which Aristotle Parent Company has been able to develop a focused servicing and growth strategy for the Aristotle Funds. While Aristotle Parent Company believes the IMST Board has served the Acquired Funds and their shareholders well, Aristotle Parent Company has proposed, and the IMST Board has determined, that the Acquired Funds would benefit from being reorganized into the Aristotle Funds complex, whereby the Aristotle Funds Board can focus its attention solely on the Aristotle Funds. Detailed information about the IMST Board’s considerations in approving the Reorganizations is included below under Background and Trustees’ Considerations Relating to the Proposed Reorganization.
How do the fees and expenses of the Acquiring Funds compare to those of their corresponding Acquired Funds?
While the management fees of the Acquiring Funds are higher than the management fees of the Acquired Funds, it is expected that the total annual operating expenses, and the net annual operating expenses after waiver, of each Acquiring Fund will be the same as or lower than the current total annual operating expenses, and the net annual operating expenses after waiver, respectively, of the corresponding Acquired Fund. Detailed and pro forma information regarding the fees and expenses for each Fund is included below under Comparison of Current Fees and Expenses.
Different Fee Structure. Each Acquired Fund currently pays a management fee that consists solely of an advisory fee to its investment adviser and separately bears various other expenses incurred by the Acquired Fund, such as the cost of external audit, accounting, tax, custody, legal, and valuation services. In contrast, each Acquiring Fund pays AIS an annual combined management fee, consisting of an advisory fee and a supervision and administration fee, for services it receives from AIS under what is essentially an all-in fee structure. The advisory fee covers investment advisory services and payment for the services of the Acquiring Funds’ sub-advisers. The supervision and administration fee covers certain non-investment related expenses (i.e., most “other expenses” reflected in the Acquired Fund’s fee table, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs), which are currently borne by the Acquired Funds. Thus, the Acquiring Funds’ management fees are higher because the supervision and administration fee includes these “other expenses” in addition to the advisory fee, and those additional fees are incorporated within the Acquiring Funds’ management fee. However, both the Acquiring Funds and the Acquired Funds ultimately bear these expenses, whether categorized as management fees (in the case of the Acquiring Funds) or management fees combined with “other expenses” (in the case of the Acquired Funds). Each Acquiring Fund will also continue to bear certain non-investment related expenses, such as distribution and service fees; organizational expenses; costs of borrowing money, including interest expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of trustees who are not deemed to be “interested persons” of the Aristotle Funds Trust (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”) and their counsel. AIS believes that the unitary fee structure provides shareholders with fees that are largely non-variable, simple, and predictable.
The basis for the Aristotle Funds Board’s approval of the Investment Advisory Agreement between the Aristotle Funds Trust and AIS will be provided in each Acquiring Fund’s first report to shareholders.
Fee Waivers. While the total annual operating expenses for each Acquiring Fund are expected to be the same as or lower than the corresponding Acquired Fund’s total annual operating expenses after waivers, even before the application of any Acquiring Fund fee waiver, AIS has entered into a contractual fee waiver through July 31, 2026, to waive its management fees to the extent that the total annual operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Acquiring Fund’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) of the applicable class of shares of an Acquiring Fund (Class I-2 shares, or Class I-3 shares for Aristotle Small Cap Equity Fund II) exceed the total annual operating expenses, after waivers, borne by Class I Shares of the corresponding Acquired Fund during the fiscal year ended December 31, 2022.
The Acquired Funds are currently subject to expense limitations as described under Comparison of Current Fees and Expenses below. While these expense limitations allow an Acquired Fund’s investment adviser under certain circumstances to seek reimbursement of fees waived or payments made to such Acquired Fund, following the Reorganizations, the Acquired Funds’ investment advisers will forgo the right to seek reimbursement of any such amounts that have not already been reimbursed prior to the Reorganizations. AIS may not seek reimbursement of amounts waived under its fee waiver, nor may AIS seek reimbursement of amounts previously reimbursed by an Acquired Fund’s investment adviser under such Acquired Fund’s expense limitation.
Distribution and Service Fees. Aristotle International Equity Fund, Aristotle Small Cap Equity Fund and Aristotle Core Equity Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. The remaining Acquired Funds do not bear any distribution or service fees.
Class I-2 and Class I-3 shares of the Acquiring Funds, as applicable, do not bear any distribution or service fees.

How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their corresponding Acquired Funds?
The share purchase, redemption, and exchange procedures, including the initial and subsequent investment minimums, of the Acquiring Funds are substantially similar to those of the Acquired Funds. For more information concerning the share purchase, redemption and exchange procedures of the Acquired Funds and the Acquiring Funds, please see the Other Information About the Funds section below.
Will the portfolio managers change in connection with the Reorganizations?
Same Portfolio Managers. Each Acquired Fund’s investment adviser will serve as sub-adviser to the corresponding Acquiring Fund. Each Acquired Fund's current portfolio managers will serve as the portfolio managers of the corresponding Acquiring Fund.
AIS as Investment Adviser. Currently, Aristotle Capital serves as the investment adviser to Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund and Aristotle Value Equity Fund; Aristotle Capital Boston, LLC (“Aristotle Boston”) serves as the investment adviser to Aristotle Small Cap Equity Fund; and Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) serves as the investment adviser to Aristotle Core Equity Fund.
AIS serves as investment adviser to each of the Acquiring Funds; Aristotle Capital serves as the sub-adviser to Aristotle/Saul Global Equity Fund II, Aristotle International Equity Fund II and Aristotle Value Equity Fund II; Aristotle Boston serves as the sub-adviser to Aristotle Small Cap Equity Fund II; and Aristotle Atlantic serves as the sub-adviser to Aristotle Core Equity Fund II.
As investment adviser, AIS has overall responsibility to oversee the management of the investment of each Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Funds, including the services provided by each Acquiring Fund’s sub-adviser, subject to the ultimate oversight of the Aristotle Funds Board. AIS will have the ultimate responsibility, subject to the review of the Aristotle Funds Board, to oversee and monitor the performance of the sub-advisers. AIS also will be responsible for performing compliance monitoring services to help maintain compliance with applicable laws and regulations. AIS also serves as the Acquiring Funds’ Administrator, and in such capacity performs certain administrative services for each of the Acquiring Funds pursuant to a supervision and administration agreement between AIS and the Acquiring Funds.
Comparable Services. AIS expects that the Acquiring Fund Shareholders will receive a comparable level and quality of services following the proposed Reorganizations compared to the services they currently receive as the Acquired Fund Shareholders.
Additional information about AIS, Aristotle Capital, Aristotle Boston, Aristotle Atlantic and the portfolio managers for each Acquiring Fund, is included in the Acquiring Funds Prospectus and SAI, which are incorporated herein by reference.
Are the investment objectives of the Acquired Funds different from the investment objectives of their corresponding Acquiring Funds?
Same or Substantially Similar Investment Objectives. The investment objective of each Acquiring Fund is identical or substantially similar to the investment objective of the corresponding Acquired Fund.
Each Acquired Fund’s and Acquiring Fund’s investment objective is included below under Comparison of Investment Objectives and Principal Investment Strategies.
Are the investment strategies of the Acquired Funds different from the investment strategies of their corresponding Acquiring Funds?
Same or Substantially Similar Investment Strategies. Each Acquiring Fund has the same or substantially similar investment strategies as the corresponding Acquired Fund.
Each Acquiring Fund’s principal investment strategies are included below under Comparison of Investment Objectives and Principal Investment Strategies. Additional information about the principal investment strategies of the Acquiring Funds is included in the Acquiring Funds Prospectus and SAI, which are incorporated herein by reference.
Do the principal risks associated with investments in the Acquired Funds differ from the principal risks associated with investments in their corresponding Acquiring Funds?
Substantially Similar Principal Risks. The Acquired Funds and the Acquiring Funds are subject to substantially similar principal risks. For additional information and comparisons regarding the principal risks of each Acquired Fund and each Acquiring Fund, please see Comparison of Principal Risks below. Summaries of the principal risks associated with investments in the Acquiring Funds can be found in the Acquiring Funds Prospectus and SAI, which are incorporated herein by reference.

Who will bear the expenses associated with the Reorganizations?
Solicitation and Transaction Costs. The costs of the solicitation related to each proposed Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the Acquired Fund Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting and tallying shareholder votes, will be borne by AIS.

The Acquiring Funds will bear any other direct or indirect transaction costs associated with the Reorganizations, such as brokerage commissions, costs (and, possibly, taxable gains or losses) from the sale of securities and market impact costs. Delays in opening foreign custody accounts may require Aristotle Capital Management, LLC, the sub-adviser to both Aristotle International Equity Fund and Aristotle/Saul Global Equity Fund, to sell a position in a single security held in both Funds. The commission rate to trade the security is 14 basis points per share, accounting for the sale and repurchase after the close of the applicable Fund reorganization. As such, it is estimated that the brokerage expenses and trade costs related to the transaction are de minimis and would have no impact on either Fund’s net asset value. For more detailed information about the tax consequences of the Reorganizations please refer to the Certain U.S. Federal Income Tax Consequences of the Reorganizations section below.
Shareholders should consult their tax advisors about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in the document relates to the federal income tax consequences of the Reorganizations only.
What appraisal rights do I have in connection with the Reorganizations?
Under the applicable legal and regulatory requirements, none of the Acquired Fund Shareholders will be entitled to dissenters’ rights (i.e., to demand the fair value of their shares in connection with a Reorganization). Therefore, the Acquired Fund Shareholders will be bound by the terms of the Plans of Reorganization. However, any Acquired Fund Shareholder may redeem their shares prior to the Reorganizations.
OTHER INFORMATION ABOUT THE FUNDS
The investment objective, policies, principal investment strategies and principal risks of the Acquired Fund of which you are a record owner can be found in the Acquired Fund Prospectus that you received upon purchasing shares in that Acquired Fund and any updated prospectuses that you may have subsequently received. The investment objective, policies, principal investment strategies and principal risks of the corresponding Acquiring Fund can be found in this Proxy Statement/Prospectus under Comparison of the Acquired Funds and the Acquiring Funds below and in the Acquiring Fund Prospectus.
Fundamental and Non-Fundamental Investment Policies
The 1940 Act requires, and each Acquiring Fund and Acquired Fund has, investment policies relating to investing in commodities, concentration in particular industries, making loans, investing in real estate, acting as an underwriter and issuing senior securities and borrowing money. For the Acquired Funds, these policies are fundamental, and may not be changed without shareholder approval. For the Acquiring Funds, the investment policies relating to concentration in particular industries, making loans, investing in real estate, acting as an underwriter and issuing senior securities and borrowing money are fundamental, and may not be changed without shareholder approval, and, as discussed below, the investment policy relating to investment in commodities is non-fundamental, and may be changed without shareholder approval. Each Acquired Fund describes its fundamental investment policies differently than its corresponding Acquiring Fund, as described in more detail in Appendix C.
Each Acquired Fund and each Acquiring Fund have also adopted certain non-fundamental policies that may be changed without shareholder approval. Each Acquired Fund has adopted a non-fundamental policy related to investments in illiquid securities. Each Acquiring Fund has adopted non-fundamental policies related to investments in illiquid securities, investments in commodities, providing shareholders advance notice of a change to a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name (if applicable), and serving as an underlying fund for a fund-of-funds.
It is not expected that the differences in fundamental and non-fundamental investment policies will affect in any material respect the way any of the Acquiring Funds are managed after the Reorganizations. A comparison of the fundamental and non-fundamental investment policies of each Acquired Fund and its corresponding Acquiring Fund appears in Appendix C.
Performance
Performance information for each Acquired Fund is included in the Acquired Fund Prospectus and in this Proxy Statement/Prospectus under Comparison of Fund Performance. Performance information for Aristotle Small Cap Equity Fund II is included in the Acquiring Fund Prospectus and in this Proxy Statement/Prospectus under Comparison of Fund Performance. No performance information is presented for the other Acquiring Funds as they have yet to commence investment operations or do not have full calendar year returns. Each Acquired Fund is expected to be the accounting survivor in the Reorganization with the corresponding Acquiring Fund.
Distribution Arrangements
IMST Distributors, LLC (the “Acquired Fund Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC, is the principal underwriter for the Acquired Funds. Foreside Financial Services, LLC (the “Acquiring Fund Distributor”) is the principal underwriter for the Acquiring Funds.

The Acquiring Fund Distributor is expected to provide substantially the same services to the Acquiring Funds after the Reorganizations as the Acquired Fund Distributor currently provides to the Acquired Funds.
Shares of each Acquired Fund and each Acquiring Fund are continuously offered through the Acquired Fund Distributor and Acquiring Fund Distributor, respectively. Shares of the Acquired Funds and the Acquiring Funds are generally purchased through broker-dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into selling group agreements with the Distributor (collectively, “selling group members”). Such selling group members and their financial intermediaries, as well as other service providers (such as registered investment advisers, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to as a “financial intermediary” or “financial intermediaries.”
For more information about the distribution arrangements of the Acquiring Funds, see the Acquiring Fund Prospectus.
Purchase and Sale of Fund Shares
The Acquired Funds and the Acquiring Funds operate under substantially the same purchase and redemptions procedures. Shareholders may generally purchase or redeem (sell) shares of an Acquired Fund or Acquiring Fund on any business day. For accounts established through a broker-dealer or other financial intermediary, shareholders should contact their financial professional to purchase or redeem shares.
For Class I shares of the Acquired Funds, the minimum initial investment is $2,500, with a $100 minimum for subsequent investments. For the Acquiring Funds, Class I-2 and Class I-3 shares are only available to eligible investors for purchase or redemption through a financial intermediary. There is no minimum initial or subsequent investment for Class I-2 shares or Class I-3 shares of the Acquiring Funds because they are generally only available to investors in fee-based advisory programs. Each Acquired Fund and Acquiring Fund reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. Each Acquired Fund and each Acquiring Fund reserves the right to reject any request to buy shares.
Class I shares of the Acquired Funds and Class I-2 shares of the Acquiring Funds and Class I-3 shares of Aristotle Small Cap Equity Fund II are not subject to any sales charges or redemption fees.
Share Class Eligibility for the Acquiring Funds
Class I-2 shares of the Acquiring Funds and Class I-3 shares of Aristotle Small Cap Equity Fund II are generally only available to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts and managed account programs offered by broker-dealers, registered investment advisers, insurance companies, trust institutions and bank trust departments which charge an asset-based fee to their clients participating in those programs. In a managed account program, the financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services to that account (like management, brokerage and custody services). Class I-2 or Class I-3 shares may also be available on certain brokerage platforms. Investors buying or selling Class I-2 or Class I-3 shares through a broker acting as an agent for the investor may be required to pay commissions and/or other charges to the broker.

Exchange Privileges and Conversion Rights
Class I and Class I-2 shares of the Acquired Funds and Class I-3 of Small Cap Equity Fund II have substantially similar exchange privileges and conversion rights. Each Acquired Fund and Acquiring Fund affords shareholders the ability to exchange investments among the various Acquired Funds or Acquiring Funds, as applicable, if they satisfy eligibility requirements for that Fund. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are no additional sales charges or fees for exchanges with respect to any Acquired Fund or Acquiring Fund. Exchange and conversion rights are subject to change at any time.
For additional information on purchasing, redeeming, and exchanging shares of the Acquiring Funds, see the Acquiring Fund Prospectus.

COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS
Summary Comparison
Below is a summary of the differences between the Acquired Funds and the Acquiring Funds, followed by more detailed comparisons of the Acquired Funds and the Acquiring Funds. As noted above, the Shell Funds have been registered with the SEC specifically for the purpose of acquiring the assets and liabilities of the corresponding Acquired Fund. The Underlying Funds are newly formed funds that commenced operations on April 17, 2023 and have had only limited operations serving as underlying funds in a “fund-of-funds” structure with a group of affiliated funds in the Aristotle Funds Trust, which are also advised by AIS. Aristotle Small Cap Equity Fund II commenced operations on April 17, 2023 as a result of the merger and reorganization of two series of a separate, unaffiliated trust into Aristotle Small Cap Equity Fund II.
Same Portfolio Management Team. Each Acquiring Fund will have the same portfolio management team as the corresponding Acquired Fund. The same individuals serve as portfolio managers of the Acquiring Funds.
New Investment Adviser. AIS serves as investment adviser to each of the Acquiring Funds, and the investment adviser to each Acquired Fund serves as the sub-adviser to the corresponding Acquiring Fund.
Same or Lower Fees and Expenses. While the management fees of the Acquiring Funds are higher than the management fees of the Acquired Funds, it is expected that the total annual operating expenses, and the net annual operating expenses after waiver, of each Acquiring Fund will be the same as or lower than the current total annual operating expenses, and the net annual operating expenses after waiver, of the corresponding Acquired Fund because of the Acquiring Funds’ unitary fee structure. Each Acquired Fund currently pays a management fee that consists solely of an advisory fee to its investment adviser and separately bears various other expenses incurred by the Acquired Fund, such as the cost of external audit, accounting, tax, custody, legal, and valuation services. In contrast, each Acquiring Fund pays AIS an annual combined management fee, consisting of an advisory fee and a supervision and administration fee, for services it receives from AIS under what is essentially an all-in fee structure that covers certain non-investment related expenses (i.e., most “other expenses” reflected in each Acquired Fund’s fee table, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs), which are currently borne by the Acquired Funds. Thus, the Acquiring Funds’ management fees are higher because the supervision and administration fee includes these “other expenses” in addition to the advisory fee, and those additional fees are incorporated within the Acquiring Funds’ management fee. However, both the Acquiring Funds and the Acquired Funds ultimately bear these expenses, whether categorized as management fees (in the case of the Acquiring Funds) or management fees combined with “other expenses” (in the case of the Acquired Funds). The Acquiring Funds will also continue to bear certain non-investment related expenses, such as distribution and service fees; organizational expenses; costs of borrowing money, including interest expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of the Independent Trustees and their counsel. AIS believes the unitary fee structure provides shareholders with fees that are largely non-variable, simple, and predictable.

Two-Year Fee Waiver. While the annual operating expenses for each Acquiring Fund are expected to be the same as or lower than the corresponding Acquired Fund's total annual operating expenses after waiver, even before the application of any Acquiring Fund waiver, AIS has entered into a contractual fee waiver through July 31, 2026, to waive its management fees to the extent that the total annual operating expenses (but excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of such Acquiring Fund’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) of the applicable class of shares of an Acquiring Fund exceed the total annual operating expenses, after waivers, borne by the Class I Shares of the corresponding Acquired Fund for the most recent fiscal year ended December 31, 2022. AIS may not seek reimbursement of any amounts waived in future periods, nor may AIS seek reimbursement of amounts previously reimbursed by an Acquired Fund’s investment adviser under such Acquired Fund’s current expense limitation.
Same Strategies and Risks. Each Acquiring Fund has the same or substantially similar investment objective, and substantially similar principal investment strategies and principal risks as the corresponding Acquired Fund.
Comparison of Investment Objectives and Principal Investment Strategies
The tables below include each Acquiring Fund’s investment objective and principal investment strategies, in each case marked to show any differences compared to the investment objective and principal investment strategies of the corresponding Acquired Fund. Deleted text is shown in ~~red strikethrough~~ and added text is shown in blue .

The investment objective of Aristotle Value Equity Fund is to maximize long-term capital appreciation, and Aristotle Value Equity Fund II has a substantially similar investment objective of seeking long-term growth of capital. Aristotle Value Equity Fund has principal investment strategies that are substantially similar to those of Aristotle Value Equity Fund II.

Acquiring Fund: Aristotle Value Equity Fund II
Investment Objective	~~The investment objective of the Aristotle Value Equity Fund (the “Value Equity Fund” or “Fund”) is to~~ This Fund seeks long-term growth of capital ~~appreciation~~.
Principal Investment Strategy of the Acquiring Fund
Under normal market conditions, the ~~Value Equity~~ Fund invests at least 80% of its ~~net~~ assets ~~(including amounts borrowed for investment purposes)~~ in equity securities. The ~~Value Equity~~ Fund’s investments in equity securities may include common stocks, ~~depository~~depositary receipts, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Depositary receipts represent interests in foreign securities held on deposit by banks. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.
The ~~Value Equity~~Fund seeks to meet its investment ~~objective~~goal by investing primarily in equity securities of domestic and foreign issuers that are listed on a U.S. exchange or that are otherwise publicly traded in the United States but may invest up to 20% of its total assets in American ~~Depository~~Depositary Receipts and Global ~~Depository~~Depositary Receipts (“ADRs” and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.
In selecting investments for the ~~Value Equity~~Fund, Aristotle Capital ~~Management, LLC (the "Advisor" or "Aristotle Capital"), the Fund's investment advisor,~~ employs a fundamental, bottom-up approach. The ~~Advisor~~sub-adviser focuses on those companies that it believes have high-quality businesses that are undervalued by the market relative to what the ~~Advisor~~sub-adviser believes to be their fair value and have a minimum market capitalization of $2 billion. The ~~Advisor~~sub-adviser seeks to identify high-quality businesses by focusing on companies with the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; and/or high or consistently improving market position, return on invested capital and operating margins.
The ~~Value Equity~~Fund ~~generally seeks favorable performance relative to its benchmark,~~is benchmarked to the Russell 1000~~®~~ Value Index and the S&P 500~~®~~ Index. However, the ~~Advisor~~sub-adviser is not constrained by the composition of either index ~~the Russell 1000® Value Index~~ in selecting investments for the ~~Value Equity~~Fund.

Aristotle/Saul Global Equity Fund has an identical investment objective to that of Aristotle/Saul Global Equity Fund II and principal investment strategies that are substantially similar to those of Aristotle/Saul Global Equity Fund II.

Acquiring Fund: Aristotle/Saul Global Equity Fund II
Investment Objective	~~The investment objective of the Aristotle/Saul Global Equity Fund (the “Global Equity Fund” or “Fund”) is to~~ This Fund seeks to maximize long-term capital appreciation and income.
Principal Investment Strategy of the Acquiring Fund
Under normal circumstances, the ~~Global Equity~~ Fund invests at least 80% of its ~~net~~ assets ~~(including amounts borrowed for investment purposes)~~ in equity securities. The ~~Global Equity~~ Fund primarily invests its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. The ~~Global Equity~~ Fund may also invest in exchange-traded funds (“ETFs”). ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.
Under normal market conditions, the ~~Global Equity~~ Fund invests in at least three different countries, including emerging market countries, with at least 40% of its net assets invested in securities of issuers located outside the United States. The ~~Global Equity~~ Fund’s investments in foreign securities may include investments through American, European and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). Depositary receipts represent interests in foreign securities held on deposit by banks.
The strategy seeks to maximize total return, which includes both long-term capital appreciation and income via equity dividends. In selecting investments for the ~~Global Equity~~ Fund, Aristotle Capital ~~Management, LLC (the “Advisor” or “Aristotle Capital”), the Fund’s investment advisor,~~ employs a fundamental, bottom-up approach. The ~~Advisor~~sub-adviser focuses first on the quality of a company’s business and then considers whether the company’s securities are available at an attractive price relative to what the ~~Advisor~~sub-adviser believes to be their fair value. The ~~Advisor~~sub-adviser seeks to identify high-quality businesses by focusing on companies with all or most of the following attributes: attractive business fundamentals; experienced, motivated company management; pricing power; sustainable competitive advantages; financial strength; history of or prospects for paying dividends; and/or high or consistently improving market position, return on invested capital and operating margins. The ~~Global Equity~~ Fund may invest in companies of any market capitalizations, but typically invests in companies with a market capitalization above $2 billion at initial investment.
The ~~Global Equity~~ Fund is benchmarked to ~~generally seeks favorable performance relative to its benchmarks,~~ the MSCI All Country World (ACWI) Index (net) and the MSCI World Index (net). However, the ~~Advisor~~sub-adviser is not constrained by the composition of either index in selecting investments for the ~~Global Equity~~ Fund.

Aristotle International Equity Fund has an identical investment objective to that of Aristotle International Equity Fund II and principal investment strategies that are substantially similar to those of Aristotle International Equity Fund II.

Acquiring Fund: Aristotle International Equity Fund II
Investment Objective	~~The investment objective of the Aristotle International Equity Fund (the “International Equity Fund” or “Fund”) is to~~ This Fund seeks long-term capital appreciation.
Principal Investment Strategy of the Acquiring Fund
Under normal circumstances, the ~~International Equity~~ Fund invests at least 80% of its ~~net~~ assets ~~(including amounts borrowed for investment purposes)~~ in publicly traded equity securities or depositary receipts of companies organized, headquartered, or doing a substantial amount of business outside of the United States. Aristotle Capital ~~Management, LLC, (the “Advisor” or “Aristotle Capital”), the Fund’s investment advisor,~~  considers a company that has at least 50% of its assets located outside the United States or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States. The ~~International Equity~~ Fund generally invests in securities of companies located in different regions and in at least three different countries. The ~~International Equity~~ Fund intends to invest no more than 20% of its total assets in companies organized, headquartered or doing a substantial amount of business in emerging market countries under normal market conditions.
The ~~International Equity~~ Fund’s investments in equity securities may include common stocks, preferred stocks, warrants and rights. The ~~International Equity~~ Fund’s investments in depositary receipts may include American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The ~~International Equity~~ Fund may invest in companies of any market capitalization.
In pursuing the ~~International Equity~~ Fund’s investment ~~objective~~goal, the ~~Advisor~~sub-adviser employs a fundamental, bottom-up research driven approach to identify companies for investment by the ~~International Equity~~ Fund. The ~~Advisor~~sub-adviser focuses on those companies that it believes have high-quality businesses that are undervalued by the market relative to what the ~~Advisor~~sub-adviser believes to be their fair value. The ~~Advisor~~sub-adviser seeks to identify high-quality companies by focusing on the following attributes: attractive business fundamentals, strong financials, experienced, motivated company management, and high and/or consistently improving market position, return on invested capital or operating margins.
The Fund is benchmarked to the MSCI Europe, Australasia and Far East (“EAFE”) Index (net) and the MSCI All Country World (“ACWI”) ex USA Index (net). However, the sub-adviser is not constrained by the composition of either index in selecting investments for the Fund.

Aristotle Core Equity Fund has an identical investment objective to that of Aristotle Core Equity Fund II and principal investment strategies that are substantially similar to those of Aristotle Core Equity Fund II.

Acquiring Fund: Aristotle Core Equity Fund II
Investment Objective	~~The investment objective of the Aristotle Core Equity Fund (the “Core Equity Fund” or “Fund”) is to~~ This Fund seeks long-term growth of capital.
Principal Investment Strategy of the Acquiring Fund
Under normal circumstances, the ~~Core Equity~~ Fund invests at least 80% of its assets in equity securities. The ~~Core Equity~~ Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, depositary receipts, shares of ~~publicly-traded~~publicly traded real estate investment trusts (“REITs”), warrants and rights. The ~~Core Equity~~ Fund’s investments in depositary receipts may include American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. Although the ~~Core Equity~~ Fund may invest in companies of any market capitalization and from any country, ~~it invests primarily in large U.S. companies. Aristotle Atlantic Partners, LLC (the “Advisor” or “Aristotle Atlantic”), the Fund’s investment advisor, the Core Equity Fund’s Advisor, applies its~~the sub-adviser’s investment process ~~to a~~ typically focuses on the universe of companies with market capitalizations in excess of $2 billion at initial investment.
In pursuing the ~~Core Equity~~ Fund’s investment ~~objective~~goal, the ~~Advisor~~sub-adviser employs a fundamental, bottom-up research driven approach to identify companies for investment by the ~~Core Equity~~ Fund. The ~~Advisor~~sub-adviser seeks to identify companies that it believes are positioned to benefit from one or more of the following: (i) shifts in industry spending, government spending and consumer trends; (ii) gains in market share from innovative products and strong intellectual property; and (iii) cyclical trends in the industry in which they operate and capable management that can take advantage of those trends. The investment process and allocation decisions result in a portfolio that blends both value and growth characteristics. At times, the ~~Core Equity~~ Fund’s assets may be invested in securities of relatively few industries or sectors. Currently, the Fund is significantly invested in the Information Technology Sector.
The Fund is benchmarked to the S&P 500 Index. However, the sub-adviser is not constrained by the composition of the S&P 500~~®~~ Index in selecting Investments for the Fund.

Aristotle Small Cap Equity Fund has an identical investment objective to that of Aristotle Small Cap Equity Fund II and principal investment strategies that are substantially similar to those of Aristotle Small Cap Equity Fund II.

Acquiring Fund: Aristotle Small Cap Equity Fund II
Investment Objective	~~The investment objective of the Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund” or “Fund”) is to~~ This Fund seeks long-term capital appreciation.
Principal Investment Strategy of the Acquiring Fund
Under normal circumstances, the ~~Small Cap Equity~~ Fund invests at least 80% of its ~~net~~ assets ~~(including amounts borrowed for investment purposes)~~ in equity securities of small-capitalization companies. Aristotle Boston ~~Capital Boston, LLC (the “Advisor” or “Aristotle Boston”), the Fund’s investment advisor, the Small Cap Equity Fund’s Advisor,~~considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than that of the largest company in the Russell 2000® Index~~during the most recent 12-month period (~~. The largest market capitalization of a company in the Russell 2000® Index was approximately $16.7 billion during the 12-month period ended December 31, 2022~~)~~. The Russell 2000® Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the ~~Small Cap Equity~~ Fund invests may vary with market conditions. Investments in companies that move above or below the capitalization range may continue to be held by the ~~Small Cap Equity~~ Fund in the ~~Advisor~~sub-adviser’s sole discretion. As of December 31, 2022, the weighted average market capitalization of Predecessor Fund was approximately $3.2 billion. The ~~Small Cap Equity~~ Fund’s investments in equity securities may include common stocks, ~~depository~~depositary receipts, and ~~exchange traded-funds~~ exchange-traded funds (“ETFs”) that invest primarily in equity securities of small capitalization companies. ~~Depository~~Depositary receipts represent interests in foreign securities held on deposit by banks. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.
The ~~Small Cap Equity~~ Fund seeks to meet its investment ~~objective~~goal by investing primarily in equity securities of U.S. issuers but may invest up to 5% of its total assets in American ~~Depository~~Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.
In pursuing the ~~Small Cap Equity~~ Fund’s investment ~~objective~~goal, the ~~Advisor~~sub-adviser employs a fundamental, bottom-up research driven approach to identify companies for investment by the ~~Small Cap Equity~~ Fund. The ~~Advisor~~sub-adviser focuses on those companies that it believes have high-quality businesses that are undervalued by the market relative to what the ~~Advisor~~sub-adviser believes to be their fair value. The ~~Advisor~~sub-adviser seeks to identify high-quality businesses by focusing on companies ~~with~~ that it believes have the following attributes: disciplined business plans; attractive business fundamentals; sound balance sheets; financial strength; experienced, motivated company management; reasonable competition; and/or a record of long-term value creation.
~~The Fund generally seeks favorable performance relative to its benchmark, the Russell 2000® Index.~~ The Fund is benchmarked to the Russell 2000® Index. However, the Advisor is not constrained by the composition of the Russell 2000® Index in selecting investments for the Fund.

Further information about each Acquiring Fund’s investment objective and principal investment strategies is contained in the Acquiring Funds’ Prospectuses, which are incorporated by reference into this Proxy Statement/Prospectus.
Further information about each Acquired Fund’s investment objectives and strategies is contained in the Acquired Funds’ prospectus and SAI. The Acquired Funds’ prospectus and SAI are on file with the SEC and are also incorporated herein by reference. For information regarding how to request copies of the Acquired Funds’ prospectus or SAI, please refer to Where to Find Additional Information below.
Comparison of Current Fees and Expenses
The tables below allow shareholders to compare the management fees and expense ratios of each Acquired Fund and each Acquiring Fund and to analyze the estimated expenses that each Acquiring Fund expects to bear following the Reorganizations. Each Acquiring Fund pays AIS an annual combined management fee, consisting of an advisory fee and supervision and administration fee, for services it receives from AIS under what is essentially an all-in fee structure that covers certain non-investment related expenses; (i.e., most “other expenses” reflected in each Acquired Fund’s fee table), which are currently borne by the Acquired Funds. The Acquiring Funds will continue to bear certain non-investment related expenses, such as distribution and service fees; organizational expenses; costs of borrowing money, including interest expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of the Independent Trustees and their counsel. AIS believes the unitary fee structure provides shareholders with management fees that are largely non-variable, simple, and predictable. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
There are no sales charges on Class I shares of the Acquired Funds or Class I-2 shares or Class I-3 shares of the Acquiring Funds. Class I shares of the Acquired Funds are subject to the fees and expenses shown in the table below.

Shareholder Fees (fees paid directly from your investment)	Class I Shares of the Acquired Funds
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Class I-2 and Class I-3 shares of the Acquiring Funds are subject to the fees and expenses shown in the table below. Class I-3 shares are only offered by Aristotle Small Cap Equity Fund II.

Shareholder Fees (fees paid directly from your investment)	Class I-2 and Class I-3 Shares of the Acquiring Funds
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	None
Wire fee	$15
Overnight check delivery fee	$15
Retirement account fees (annual maintenance fee)	$15, capped at $30/per Social Security Number

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
The fees and expenses for each Acquired Fund shown in the tables below reflect expenses for the most recent fiscal year ended December 31, 2022. The fee and expense figures shown below for each Acquiring Fund are pro forma estimates that assume the applicable Reorganization has been completed. It is expected that annual operating expenses of each Acquiring Fund will be the same as or lower than those of the corresponding Acquired Fund.

	Aristotle Value Equity Fund (Acquired Fund)	Aristotle Value Equity Fund II (Acquiring Fund)
	Class I	Class I-2
Management Fee	0.60%	0.69%[2]
Distribution (12b-1) and/or Service Fee	None	None
Other Expenses	0.11%	None
Total Annual Fund Operating Expenses	0.71%	0.69%
Fees Waived and/or Expenses Reimbursed	(0.02)%[1]	0.00%[3]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses	0.69%	0.69%
[1]	Aristotle Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of the Acquired Fund’s average daily net assets. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by IMST's Board of Trustees. Aristotle Capital is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
[2]	The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to AIS. The Advisory Fee is borne by the Acquiring Fund at the same annual rate for all share classes of 0.60% of the average net assets of the Acquiring Fund. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.09% of the average net assets of the class.
[3]	AIS has contractually agreed, through July 31, 2026, to waive its management fees to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses exceed 0.69% for Class I-2. AIS may not recoup these waivers in future periods.

	Aristotle/Saul Global Equity Fund (Acquired Fund)	Aristotle/Saul Global Equity Fund II (Acquiring Fund)
	Class I	Class I-2
Management Fee	0.70%	0.78%[2]
Distribution (12b-1) and/or Service Fee	None	None
Other Expenses	0.25%	None
Total Annual Fund Operating Expenses	0.95%	0.78%
Fees Waived and/or Expenses Reimbursed	(0.15)%[1]	0.00%[3]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses	0.80%	0.78%
[1]	Aristotle Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80% of the Acquired Fund’s average daily net assets. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by IMST's Board of Trustees. Aristotle Capital is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
[2]	The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to AIS. The Advisory Fee is borne by the Acquiring Fund at the same annual rate for all share classes of 0.70% of the average net assets of the Acquiring Fund. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.08% of the average net assets of the class.
[3]	AIS has contractually agreed, through July 31, 2026, to waive its management fees to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses exceed 0.80% for Class I-2. AIS may not recoup these waivers in future periods.

	Aristotle International Equity Fund (Acquired Fund)	Aristotle International Equity Fund II (Acquiring Fund)
	Class I	Class I-2
Management Fee	0.70%	0.78%
Distribution (12b-1) and/or Service Fee	None	None
Other Expenses	0.24%	None
Shareholder Servicing Fees	0.10%
All Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.94%	0.78%
Fees Waived and/or Expenses Reimbursed	(0.14)%[1]	0.00%[3]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses	0.80%	0.78%
[1]	Aristotle Capital has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.80% of the Acquired Fund’s average daily net assets. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by IMST’s Board of Trustees. Aristotle Capital is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
[2]	The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to AIS. The Advisory Fee is borne by the Acquiring Fund at the same annual rate for all share classes of 0.70% of the average net assets of the Acquiring Fund. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.08% of the average net assets of the class.
[3]	AIS has contractually agreed, through July 31, 2026, to waive its management fees to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses exceed 0.80% for Class I-2. AIS may not recoup these waivers in future periods.

	Aristotle Core Equity Fund (Acquired Fund)	Aristotle Core Equity Fund II (Acquiring Fund)
	Class I	Class I-2
Management Fee	0.50%	0.65%[2]
Distribution (12b-1) and/or Service Fee	None	None
Other Expenses	0.29%	None
Shareholder Servicing Fees	0.12%
All Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.79%	0.65%
Fees Waived and/or Expenses Reimbursed	(0.14)%[1]	0.00%[3]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses	0.65%	0.65%
[1]	Aristotle Atlantic has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the Acquired Fund’s average daily net assets. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by IMST’s Board of Trustees. Aristotle Atlantic is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
[2]	The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to AIS. The Advisory Fee is borne by the Acquiring Fund at the same annual rate for all share classes of 0.50% of the average net assets of the Acquiring Fund. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.15% of the average net assets of the class.
[3]	AIS has contractually agreed, through July 31, 2026, to waive its management fees to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses exceed 0.65% for Class I-2. AIS may not recoup these waivers in future periods.

	Aristotle Small Cap Equity Fund (Acquired Fund)	Aristotle Small Cap Equity Fund II (Acquiring Fund)
	Class I	Class I-3
Management Fee	0.75%	0.90%[2]
Distribution (12b-1) and/or Service Fee	None	None
Other Expenses	0.26%	None
Shareholder Servicing Fees	0.11%
All Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.01%	0.90%
Fees Waived and/or Expenses Reimbursed	(0.11)% [1]	0.00%[3]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses	0.90%	0.90%
[1]	Aristotle Boston has contractually agreed to waive its fees and/or pay for operating expenses of the Acquired Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.90% of the Acquired Fund’s average daily net assets. This agreement is in effect until April 30, 2024, and it may be terminated before that date only by IMST’s Board of Trustees. Aristotle Boston is permitted to seek reimbursement from the Acquired Fund, subject to certain limitations, of fees waived or payments made to the Acquired Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquired Fund if the reimbursement will not cause the Acquired Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.
[2]	The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to AIS. The Advisory Fee is borne by the Acquiring Fund at the same annual rate for all share classes of 0.70% of the average net assets of the Acquiring Fund. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.20% for Class A, Class C, Class I, Class I-2 and Class I-3 and 0.15% for Class R6 of the net average assets of the class.
[3]	AIS has contractually agreed, through July 31, 2026, to waive its management fees to the extent that the Acquiring Fund’s Total Annual Fund Operating Expenses exceed 0.90% for Class I-3. AIS may not recoup these waivers in future periods.

Expense Examples
The following Examples are intended to help you compare the cost of investing in each Acquired Fund with the pro forma costs of investing in each Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. Each Example assumes that you invest $10,000 in the noted share class for the time periods indicated, that you redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the annual operating expenses remain as stated in the previous table for the time periods shown, except the fee waiver for the Acquired Funds and the Acquiring Funds, which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Proposal	Fund	Expenses
			One Year	Three Years	Five Years	Ten Years
1	Aristotle Value Equity Fund (Acquired Fund)	Class I	$70	$225	$393	$881
	Aristotle Value Equity Fund II (Acquiring Fund)	Class I-2	$70	$221	$384	$859
2	Aristotle/Saul Global Equity Fund (Acquired Fund)	Class I	$82	$288	$511	$1,153
	Aristotle/Saul Global Equity Fund II (Acquiring Fund)	Class I-2	$80	$249	$433	$966
3	Aristotle International Equity Fund (Acquired Fund)	Class I	$82	$286	$506	$1,142
	Aristotle International Equity Fund II (Acquiring Fund)	Class I-2	$80	$249	$433	$966
4	Aristotle Core Equity Fund (Acquired Fund)	Class I	$66	$238	$425	$965
	Aristotle Core Equity Fund II (Acquiring Fund)	Class I-2	$66	$208	$362	$810
5	Aristotle Small Cap Equity Fund (Acquired Fund)	Class I	$92	$311	$547	$1,226
	Aristotle Small Cap Equity Fund II (Acquiring Fund)	Class I-3	$92	$287	$498	$1,108

Comparison of Principal Risks
The following chart identifies the principal risks associated with each Acquired Fund and each Acquiring Fund. Each Acquired Fund is subject to substantially similar principal risks as the corresponding Acquiring Fund. Although a risk that is applicable to both an Acquired Fund and an Acquiring Fund may be labelled and described differently by the Acquiring Fund and the Acquired Fund, unless otherwise noted, those differences do not reflect a material difference between said risks. The actual risks of investing in the Acquired Funds depend on the securities each Fund holds, and assuming the completion of the Reorganizations, each Acquiring Fund will hold, and on market conditions, both of which will change over time.
The Acquired Funds differ from the Acquiring Funds in that they are not subject to Underlying Funds Risk. The Acquiring Funds are available for investment by a group of affiliated funds that operate as “fund-of-funds,” meaning that an Acquiring Fund may have a significant percentage of its outstanding shares held by an affiliated “fund-of-funds.” A change in allocation of assets of such an affiliated “fund-of-funds” could result in large redemptions out of the Acquiring Funds, causing potential increases in expenses to the Acquiring Funds from the sale of securities in a short timeframe, which could negatively impact performance.
In addition, while certain Acquired Funds include risks such as Market Risk, Recent Market Events, Portfolio Turnover Risk, and Cybersecurity Risk as principal risks, the Acquiring Funds consider these risks to be ancillary or non-principal risks of the Acquiring Funds, meaning the likelihood of these risks adversely affecting the Funds’ NAV, yield and/or total return under normal circumstances is lower than the Funds’ principal risks.

Principal Risks	Aristotle Value Equity Fund		Aristotle/Saul Global Equity Fund		Aristotle International Equity Fund		Aristotle Core Equity Fund		Aristotle Small Cap Equity Fund
	Acquired Fund	Acquiring Fund	Acquired Fund	Acquiring Fund	Acquired Fund	Acquiring Fund	Acquired Fund	Acquiring Fund	Acquired Fund	Acquiring Fund
Market Risk	•		•		•		•		•
Equity Risk	•	•	•	•	•	•	•	•	•	•
Value-Oriented Strategies Risk	•	•			•	•			•	•
Large Cap Company Risk	•	•	•	•			•	•
Small-Cap Company Risk									•
Small-Cap and Mid-Cap Company Risk	•	•	•	•	•	•	•	•		•
Liquidity Risk			•	•						•
Management and Strategy Risk	•	•	•	•	•	•	•	•	•	•
Sector Focus Risk	•		•	•	•	•	•	•	•
ETF Risk	•	•	•	•			•	•	•
Recent Market Events	•		•		•		•		•
Real Estate Investment Trust (REIT) Risk							•		•
Foreign Investments Risk	•	•	•	•	•	•	•	•	•	•
Warrants and Rights Risk							•	•
Preferred Stock Risk							•	•
Currency Risk			•	•	•	•
Geographic Risk Related to Europe			•	•	•	•
Cybersecurity Risk	•		•	•	•		•		•
Emerging Markets Risk			•	•	•	•
Underlying Fund Risk		•		•		•		•		•

Summaries of each of the principal risks of each Acquiring Fund and Acquired Fund identified above can be found in the Acquiring Fund Prospectus and the Acquired Fund Prospectus, respectively, which are incorporated by reference into this Proxy Statement/Prospectus.
Comparison of Fund Performance
All Funds other than Aristotle Small Cap Equity Fund and Aristotle Small Cap Equity Fund II. If the Reorganizations are approved, each Acquiring Fund will assume and continue the performance history of the corresponding Acquired Fund. No performance history is presented for the Acquiring Funds because the Shell Funds have not yet commenced operations and because the Underlying Funds commenced operations on April 17, 2023 and, as a result, no performance history is currently available.
The bar charts and tables below provide some indication of the risks of investing in the Acquired Funds by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquired Funds’ website, www.aristotlefunds.com, or by calling the Aristotle Funds at 844-ARISTTL (844-274-7885). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Aristotle Value Equity Fund

Calendar Year Total Returns (%)

Best quarter: Q2 2020, 20.96% and Worst quarter: Q1 2020, (23.87%)

The calendar year-to-date return for the Fund as of June 30, 2023 was 8.23%.

Average Annual Total Returns for periods ended December 31, 2022	1 Year	5 Year	Since Inception (08/31/16)
Return Before Taxes	(15.04)%	7.73%	10.27%
Return After Taxes on Distributions*	(15.41)%	7.39%	9.94%
Return After Taxes on Distributions and Sale of Fund Shares*	(8.63)%	6.08%	8.24%
Russell 1000® Index (Reflects no deductions for fees, expenses or taxes)	(7.54)%	6.67%	8.44%
S&P 500® Index (Reflects no deductions for fees, expenses or taxes)	(18.11)%	9.42%	11.43%
*    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Aristotle/Saul Global Equity Fund

Prior to May 1, 2020, the Fund’s principal investment strategy permitted investments in fixed income securities, as well as certain tactical investment strategies including short sales, investments in futures, forward contracts, distressed debt, purchase and sale of options, and pursuing merger arbitrage opportunities.

Calendar Year Total Returns (%)

Best quarter: Q2 2020, 19.67% and Worst quarter: Q1 2020, (23.30%)

The calendar year-to-date return for the Fund as of June 30, 2023 was 11.17%.

Average Annual Total Returns for periods ended December 31, 2022	1 Year	5 Year	10 Years
Return Before Taxes	(17.49)%	5.84%	6.48%
Return After Taxes on Distributions*	(18.44)%	4.34%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares*	(9.64)%	4.43%	5.10%
MSCI All Country World (ACWI) Index (net) (Reflects no deductions for fees, expenses or taxes)	(18.36)%	5.23%	7.98%
MSCI World Index (net) (Reflects no deductions for fees, expenses or taxes)	(18.14)%	6.14%	8.85%
*    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Aristotle International Equity Fund

Calendar Year Total Returns (%)

Best quarter: Q4 2020, 19.52% and Worst quarter: Q1 2020, (24.44%)

The calendar year-to-date return for the Fund as of June 30, 2023 was 11.95%.

Average Annual Total Returns for periods ended December 31, 2022	1 Year	5 Year	Since Inception (03/31/14)
Return Before Taxes	(20.91)%	2.47%	2.74%
Return After Taxes on Distributions*	(21.13)%	2.16%	2.44%
Return After Taxes on Distributions and Sale of Fund Shares*	(12.21)%	1.91%	2.12%
MSCI Europe, Australia and Far East (EAFE) Index (net) (Reflects no deductions for fees, expenses or taxes)	(14.45)%	1.54%	2.84%
*    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Aristotle Core Equity Fund

Calendar Year Total Returns (%)

Best quarter: Q2 2020, 22.13% and Worst quarter: Q2 2022, (17.49%)

The calendar year-to-date return for the Fund as of June 30, 2023 was 15.10%.

Average Annual Total Returns for periods ended December 31, 2022	1 Year	5 Year	Since Inception (03/31/17)
Return Before Taxes	(22.15)%	9.19%	10.54%
Return After Taxes on Distributions*	(22.30)%	8.94%	10.30%
Return After Taxes on Distributions and Sale of Fund Shares*	(13.00)%	7.28%	8.43%
S&P 500® Index (Reflects no deductions for fees, expenses or taxes)	(18.11)%	9.42%	10.78%
*    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Aristotle Small Cap Equity Fund and Aristotle Small Cap Equity Fund II. If the Reorganization of Aristotle Small Cap Equity Fund into Aristotle Small Cap Equity Fund II is approved, Aristotle Small Cap Equity Fund II will assume and continue the performance history of Aristotle Small Cap Equity Fund. Presented below is a comparison of the two Funds’ performance. This information is intended to help you understand the risks of investing in Aristotle Small Cap Equity Fund and Aristotle Small Cap Equity Fund II. The following bar charts show the changes in Aristotle Small Cap Equity Fund’s and Aristotle Small Cap Equity Fund II’s performance from year to year, and the table compares each Fund’s performance to the performance of a broad-based securities market index for the same period. Aristotle Small Cap Equity Fund’s and Aristotle Small Cap Equity Fund II’s performance information reflects any applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of each Fund’s Class I shares. Because Aristotle Small Cap Equity Fund II recently commenced operations, its bar chart and table reflect its predecessor fund’s performance.

Aristotle Small Cap Equity Fund

Calendar Year Total Returns (%)

Best quarter: Q4 2020, 29.62% and Worst quarter: Q1 2020, (33.02%)

The calendar year-to-date return for the Fund as of June 30, 2023 was 1.90%.

Average Annual Total Returns for periods ended December 31, 2022	1 Year	5 Year	Since Inception (10/30/15)
Return Before Taxes	(10.26)%	4.63%	7.58%
Return After Taxes on Distributions*	(11.27)%	3.77%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares*	(5.33)%	3.49%	5.94%
Russell 2000® Index (Reflects no deductions for fees, expenses or taxes)	(20.44)%	4.13%	7.41%
*    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Aristotle Small Cap Equity Fund II
The Acquiring Fund performance shown below is the performance of Pacific Funds Small Cap (the “Predecessor Fund”) Class I-2 as a result of a reorganization of the Predecessor Fund into the Acquiring Fund on April 17, 2023. The Predecessor Fund was managed using investment policies, objectives, guidelines, and restrictions that were similar to those of the Acquiring Fund. Prior to the Predecessor Fund reorganization, the Acquiring Fund had not yet commenced operations. Class I-3 shares of the Acquiring Fund are subject to identical fees and expenses as Class I-2 shares of the Acquiring Fund.
Prior to the Predecessor Fund reorganization, Great Lakes Advisors, LLC served as the sub-adviser to the Predecessor Fund, replacing Rothschild & Co Asset Management US Inc., which previously served as sub-adviser to the Predecessor Fund since its inception. Aristotle Boston is the sub-adviser to the Acquiring Fund and employs a different investment approach than the Predecessor Fund’s sub-advisers. If the Acquiring Fund’s current sub-adviser and strategies had been in place for periods prior to April 17, 2023, the performance information shown below would have been different.

Calendar Year Total Returns (%)
Best quarter: Q4 2020, 27.35% and Worst quarter Q1 2020, (32.90%)

The calendar year-to-date return for the Fund as of June 30, 2023 was 4.74%.

Average Annual Total Returns (For the periods ended December 31, 2022)	1 year	5 years	Since Inception (12/31/2014)
Class I-2 (before taxes)	(21.59%)	1.66%	4.82%
Class I-2 (after taxes on distributions)	(21.59%)	1.18%	4.43%
Class I-2 (after taxes on distributions and sale of Fund shares)	(12.78%)	1.29%	3.81%
Class A (before taxes)	(25.06%)	0.53%	4.04%
Class C (before taxes)	(23.13%)	0.66%	3.91%
Class R6 (before taxes)	(21.50%)	1.73%	4.86%
Russell 2500 Index (reflects no deductions for fees, expenses, or taxes) (based on December 31, 2014, inception date of the Predecessor Fund)	(20.44%)	4.13%	6.28%
The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for the Predecessor Fund’s Class I-2 shares only and will vary for classes of the Fund; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.
Portfolio Turnover
Each Acquired Fund pays, and each Acquiring Fund will pay, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Funds’ performance. During the fiscal year ended December 31, 2022, the portfolio turnover rate of each Acquired Fund, as a percentage of the average value of the Fund, is set forth in the table below. The portfolio turnover rate for the Predecessor Fund to Aristotle Small Cap Equity Fund II, which was managed by a different portfolio management team pursuant to similar investment strategies, was 34% for the fiscal year ended March 31, 2022. No portfolio turnover information is included here for the other Acquiring Funds because they have not yet completed a full year of operation.

Acquired Fund	Portfolio Turnover Rate for the fiscal year ended December 31, 2022
Aristotle Value Equity Fund	20%
Aristotle/Saul Global Equity Fund	22%
Aristotle International Equity Fund	18%
Aristotle Core Equity Fund	18%
Aristotle Small Cap Equity Fund	19%

Management
Aristotle Capital serves as the investment adviser to Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund and Aristotle Value Equity Fund, Aristotle Boston serves as the investment adviser to Aristotle Small Cap Equity Fund, and Aristotle Atlantic serves as the investment adviser to Aristotle Core Equity Fund. AIS serves as investment adviser to each of the Acquiring Funds. Each Acquired Fund’s current investment adviser serves as sub-adviser to the corresponding Acquiring Fund. Each Acquiring Fund has the same portfolio managers as the corresponding Acquired Fund. The following table shows the adviser, sub-adviser and portfolio managers for the Acquired Funds and the Acquiring Funds.

Acquired Funds				Acquiring Funds
Fund	Adviser	Portfolio Managers			Adviser	Sub-Adviser	Portfolio Managers
Aristotle/Saul Global Equity Fund	Aristotle Capital	Howard Gleicher, CFA Gregory D. Padilla, CFA	➢	Aristotle/Saul Global Equity Fund II	AIS	Aristotle Capital	Howard Gleicher, CFA Gregory D. Padilla, CFA
Aristotle International Equity Fund	Aristotle Capital	Howard Gleicher, CFA Geoffrey S. Stewart, CFA Sean M. Thorpe	➢	Aristotle International Equity Fund II	AIS	Aristotle Capital	Howard Gleicher, CFA Geoffrey S. Stewart, CFA Sean M. Thorpe
Aristotle Value Equity Fund	Aristotle Capital	Howard Gleicher, CFA Gregory D. Padilla, CFA	➢	Aristotle Value Equity Fund II	AIS	Aristotle Capital	Howard Gleicher, CFA Gregory D. Padilla, CFA
Aristotle Core Equity Fund	Aristotle Atlantic	Owen Fitzpatrick, CFA Thomas M. Hynes, Jr., CFA Brendan O’Neill, CFA	➢	Aristotle Core Equity Fund II	AIS	Aristotle Atlantic	Owen Fitzpatrick, CFA Thomas M. Hynes, Jr., CFA Brendan O’Neill, CFA
Aristotle Small Cap Equity Fund	Aristotle Boston	David M. Adams, CFA Jack McPherson, CFA	➢	Aristotle Small Cap Equity Fund II	AIS	Aristotle Boston	David M. Adams, CFA Jack McPherson, CFA

The Acquired Fund Prospectus and the Acquiring Fund Prospectus contain more information about each of the service providers and portfolio managers noted above.
Comparison of Dividend and Distribution Policies and Fiscal Year
Dividend and Distribution Policies
Each of the Acquired Funds and Acquiring Funds intends to distribute substantially all of its net investment income and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders.
Pursuant to IMST’s and the Aristotle Funds Trust’s reinvestment plan, all dividend and capital gains distributions will be automatically reinvested into additional shares of the same class of the same Fund, unless instructed otherwise. You may change your election by writing or by calling the Transfer Agent at least five days prior to the record date of the next distribution.
Additional information regarding the dividend and distribution policies of the Acquired Funds is available in their respective Prospectuses.
Fiscal Year
The Acquired Funds and the Acquiring Funds have different fiscal year ends. The fiscal year end for each Acquired Fund is December 31, while the fiscal year end for each Acquiring Fund is March 31. The change in fiscal year end will also correspond to a change in the tax year end. For shareholders of the Acquired Funds, this will mean, among other changes, a changing in the timing of delivery of certain Fund documents, including annual and semi-annual shareholder reports and may result in a change in the timing of receipt of Fund distributions.
Comparison of Business Structures, Shareholder Rights and Applicable Law
Statutory Trust. Each Acquired Fund is a series of IMST, a Delaware statutory trust. If the Reorganizations are approved, each Acquired Fund will reorganize into a corresponding series of the Aristotle Funds Trust, which is also a Delaware statutory trust. At the Reorganization Closing Date, there shall be no issued and outstanding shares of the Shell Funds. Aristotle International Equity Fund II, Aristotle Core Equity Fund II and Aristotle Small Cap Equity Fund II recently commenced operations on April 17, 2023. The following is a discussion of certain provisions of the governing instruments and governing laws of the Acquired Funds and the Acquiring Funds but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Funds’ governing documents.
Shares. The IMST Board and the Aristotle Funds Board each have the power to issue shares of the respective Funds without shareholder approval. The governing documents of each Acquired Fund and Acquiring Fund indicate that the amount of shares that the Acquired Funds and the Acquiring Funds each may issue is unlimited. Shares of the Acquired Funds and the Acquiring Funds have no preemptive rights.

Organization. IMST is governed by its Amended and Restated Agreement and Declaration of Trust (the “IMST Declaration”) and its Amended and Restated By-Laws (the “IMST By-Laws”), each as may be amended, and its business and affairs are managed under the supervision of the IMST Board. The Aristotle Funds Trust is governed by its Agreement and Declaration of Trust (the “Aristotle Funds Declaration” and, together with the IMST Declaration, the “Declarations”) and its By-Laws (the “Aristotle Funds By-Laws” and, together with the IMST By-Laws, the “By-Laws”), and its business and affairs are managed under the supervision of the Aristotle Funds Board.
Composition of the Board of Trustees. Pursuant to the IMST Declaration, the IMST Board shall consist of trustees (the “IMST Trustees”), each of whom shall serve during the lifetime of IMST until death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until the election of such Trustee’s successor in office has become effective. The Aristotle Funds Declaration provides that the Aristotle Funds Board shall consist of trustees (the “Aristotle Funds Trustees” and, together with the IMST Trustees, the “Trustees”), each of whom shall serve during the lifetime of the Aristotle Funds Trust or until death, resignation, retirement, removal, incapacity, or inability.
Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Acquired Funds and the Acquiring Funds are not required to hold annual meetings of shareholders, and neither IMST nor the Aristotle Funds Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees except to the extent required by the 1940 Act. The 1940 Act requires mutual funds, like the Acquired Funds and the Acquiring Funds, to call meetings to elect Trustees if, at any time, less than a majority of the Trustees holding office have been elected by shareholders or as a result of an intended appointment to fill a vacancy, less than two-thirds of the Trustees would be elected by shareholders, at which time the Trustees then in office may call a shareholder meeting for the election of Trustees.
The IMST By-Laws provide that special meetings of shareholders may be called, for the election of Trustees or other purposes, by the IMST Trustees, the Chairman or the President of the Trust. The Acquired Fund Shareholders may remove an IMST Trustee upon the vote of at least two-thirds of the outstanding shares of each series of IMST. The Aristotle Funds Declaration provides that meetings of shareholders may be called, at any time, by the Trustees or the Chair of the Trustees. The Acquiring Fund Shareholders may remove an Aristotle Funds Trust Trustee upon the vote of at least two-thirds of the shares of the Aristotle Funds Trust.
Number of Votes; Aggregate Voting. The governing instruments of both IMST, with respect to the Acquired Funds, and the Aristotle Funds Trust, with respect to the Acquiring Funds (collectively, the “Governing Instruments”), provide that each shareholder is entitled to one vote for each whole share held, and a proportionate fractional vote for each fractional share held, as to any matter on which they are entitled to vote. The Acquired Fund Shareholders and the Acquiring Fund Shareholders are not entitled to cumulative voting in the election of Trustees. The Governing Instruments provide that all shares shall be voted in aggregate except: (i) when required by the 1940 Act, shares shall be voted by individual share classes or series; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more share classes, then only the shareholders of such share classes shall be entitled to vote thereon.
Derivative Actions. A shareholder may bring a derivative action on behalf of IMST or the Aristotle Funds Trust, as the case may be, with respect to a series or class pursuant to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act (the “Delaware Act”) and subject to any additional conditions described in the Governing Documents.
Right to Vote. The 1940 Act provides that the Acquired Fund Shareholders and the Acquiring Fund Shareholders have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The Acquired Fund Shareholders and the Acquiring Fund Shareholders also have the right to vote on certain matters affecting the Acquired Funds and the Acquiring Funds, respectively, or a particular share class thereof under their respective Governing Instruments and the Delaware Act and the laws of the State of Delaware. The IMST Declaration and the IMST By-Laws provide that the Acquired Fund Shareholders have the right to vote: (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations or individuals who provide services for or on behalf of the Trust and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any series of the Trust; (iv) with respect to any amendment of the Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Trust or any series of the Trust, or the shareholders of any of them, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the IMST Declaration of Trust, the IMST By-Laws or any registration of the Trust with the SEC or any State, or as the Trustees may consider necessary or desirable. The Acquiring Fund Shareholders have the right to vote (1) for the election of the Aristotle Funds Trustees; (2) for the removal of the Aristotle Funds Trustees; (3) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (4) with respect to the termination of the Aristotle Funds Trust or any series or class of shares (unless termination is effected by written notice from the Aristotle Funds Trustees); (5) with respect to amendments to the Aristotle Funds Declaration which may adversely affect the rights of shareholders; and (6) with respect to such additional matters relating to the Aristotle Funds Trust as may be required by law, the Aristotle Funds Declaration, the Aristotle Funds By-Laws or any registration of the Aristotle Funds Trust with the SEC (or any successor agency) or any state, or as the Aristotle Funds Trustees may consider necessary or desirable.
Quorum and Voting. For both IMST and the Aristotle Funds Trust, except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration, thirty-three and one-third percent (33-1/3%) of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote as a single series (or class) separate from any other shares, thirty-three and one-third percent (33-1/3%) of the shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class). Except when a larger vote is required by any provision of the Declarations or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions, and a plurality of the shares voted shall elect a Trustee, provided that where any provision of law or of the Declarations requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series (or class) is concerned.
Amendment of Governing Instruments. Except as described below, the IMST Board and the Aristotle Funds Board each have the power to amend, from time to time, their respective Governing Instruments. The IMST By-Laws may be altered, amended or repealed, in whole or in part, at any time by vote of the holders of a majority of the shares issued, outstanding and entitled to vote. The IMST Board, by vote of a majority of the Trustees, may alter, amend or repeal the IMST By-Laws, in whole or in part, except with respect to any provision which by law, the IMST Declaration of Trust or the IMST By-Laws requires action by the shareholders. The Aristotle Funds Trust By-Laws may be amended or repealed, in whole or part, by a majority of the Trustees then present at a meeting of Trustees at which a quorum of Trustees is present.
The IMST Declaration of Trust provides that the IMST Board may amend the IMST Declaration of Trust by an instrument signed by a majority of the IMST Board so long as such amendment does not adversely affect the rights of any Acquired Fund Shareholder with respect to which such amendment is or purports to be applicable and as long as such amendment is not in contravention of applicable law, including the 1940 Act. Any amendment to the IMST Declaration or Trust that adversely affects the rights of shareholders may be adopted at any time by an instrument in writing signed by a majority of the IMST Trustees (or by an officer of IMST pursuant to a vote of a majority of the IMST Trustees) when authorized to do so by the vote of holders of a majority of all the shares entitled to vote of each affected series.
The Aristotle Funds Declaration provides that the Aristotle Funds Trustees may, without shareholder vote, amend the Aristotle Funds Declaration. The Acquiring Fund Shareholders have the right to vote on amendments of the Aristotle Funds Declaration (i) as determined by the Aristotle Funds Trustees in their sole discretion, or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. Any amendment required or permitted to be submitted to shareholders which, as the Aristotle Funds Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by a vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. Notwithstanding anything else herein, no amendment to the Aristotle Funds Declaration shall limit the rights to indemnification or insurance provided by Article VII of the Aristotle Funds Declaration with respect to any acts or omissions of persons covered thereby prior to such amendment. The Aristotle Funds Trustees may, without shareholder vote, restate, amend, or otherwise supplement the Aristotle Funds By-Laws and the Certificate of Trust of the Aristotle Funds Trust as they deem necessary or desirable.
Mergers, Reorganizations and Conversions. The Governing Instruments of IMST provide that IMST may sell, convey and transfer all or substantially all of the assets of IMST, or the assets belonging to any one or more series of IMST, to another trust, partnership, association, corporation or other entity organized under the laws of any state of the United States, or may transfer such assets to another series of the IMST, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of IMST, shares of such other series), or to the extent permitted by law then in effect may merge or consolidate IMST or any series of IMST with any other trust or any corporation, partnership, or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a majority of the IMST Trustees and approved by the affirmative vote of the holders of not less than a majority of the shares outstanding and entitled to vote of each series whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such shares, and/or by such other vote of any series as may be established such series.
The Governing Instruments of the Aristotle Funds Trust provide that the Aristotle Funds Trustees may, without shareholder approval (unless required by law): (i) cause the Aristotle Funds Trust to convert into or merge, reorganize or consolidate with or into one or more business entities so long as the surviving or resulting entity is an open-end management investment company registered under the 1940 Act, (ii) cause the shares to be exchanged under or pursuant to any state or federal statute, (iii) cause the Aristotle Funds Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Aristotle Funds Trust or any series or class to another series or class of the Aristotle Funds Trust or to another open-end management investment company registered under the 1940 Act and, in the case of any business entity created by the Aristotle Funds Trustees to accomplish such sale and conveyance, may succeed to or assume the Aristotle Funds Trust’s registration under the 1940 Act, for adequate consideration as determined by the Aristotle Funds Trustees, or (v) at any time sell or convert into money all or any part of the assets of the Aristotle Funds Trust or any series or class thereof. Any agreement of merger, reorganization, consolidation, exchange or conversion or certificate of merger, certificate of conversion or other applicable certificate may be signed by a majority of the Aristotle Funds Trustees or an authorized officer of the Aristotle Funds Trust.
In accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in the respective Declarations, an agreement of merger or consolidation approved by the IMST Trustees or the Aristotle Funds Trustees in accordance with the reorganization provisions of the respective declarations may (i) effect any amendment to the Governing Instrument of the respective trust or (ii) effect the adoption of a new Governing Instrument of the respective trust if the trust is the surviving or resulting trust in the merger or consolidation.
Termination of a Trust or a series thereof. IMST, any series of IMST, or any class of any series of IMST, may be terminated at any time by a vote of a majority of the IMST Trustees and written notice to shareholders.
Aristotle Funds Trust may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, subject to approval by a majority of the Aristotle Funds Trustees, or by approval of a majority of the Aristotle Funds Trustees by written notice to the shareholders. Any series of shares of the Aristotle Funds Trust or share class thereof may be terminated at any time by vote of a majority of the shares of such series or share class entitled to vote, subject to approval by a majority of the Trustees, or by approval of a majority of the Aristotle Funds Trustees by written notice to the shareholders of such series or share class.

Liability of Shareholders. The IMST Declaration of Trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of IMST or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Funds. Shareholders of IMST have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. The Governing Instruments of the Aristotle Funds Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Trust and neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder.
Liability of Trustees and Officers. Consistent with the 1940 Act, the Governing Instruments provide that neither the IMST Trustees nor the Aristotle Funds Trustees, nor any officer of the Acquired Funds or the Acquiring Funds, shall be subject to any personal liability in connection with the assets or affairs of the respective Trust or a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or discharge of his or her functions (“Disqualifying Conduct”).
Indemnification. The IMST Declaration generally provides that IMST shall indemnify any IMST Trustee, former IMST Trustees, officers, employees and agents (each a “Covered Person”) to the fullest extent permitted by law against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether brought in the right of the Trust or otherwise, whether civil, criminal or administrative in nature, before any court or administrative or legislative body, including any appeal therefrom, in which such Covered Person may be or may have been involved as a party, potential party, non-party witness or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful.
The Aristotle Funds Declaration generally provides that the Aristotle Funds Trust shall indemnify, defend and hold harmless each of its Trustees, advisory board members and officers to the extent not in conflict with applicable laws and regulations against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he or she may be threatened, while a Trustee, advisory board member or officers or thereafter, by reason of being or having been such a Trustee, advisory board member or officer. No indemnification shall be provided against any liability to the Aristotle Funds Trust or its shareholders to which such Trustees, advisory board member or officer would otherwise be subject by reason of bad faith, willful misconduct or gross negligence.
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS
Summary of the Plans of Reorganization
If approved by the Acquired Fund Shareholders, the Reorganization of each Acquired Fund into the corresponding Acquiring Fund is expected to occur on or about October 23, 2023, or any such other date as the parties may agree.
The terms and conditions under which the Reorganizations may be consummated are set forth in each Plan of Reorganization. Significant provisions of the Plans of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plans of Reorganization. Copies of the forms of Plan of Reorganization are attached as Appendix A (for Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund) and Appendix B (for Aristotle International Equity Fund, Aristotle Core Equity Fund and Aristotle Small Cap Equity Fund) to this Proxy Statement/Prospectus. The forms of Plan of Reorganization in Appendix A and Appendix B are identical except the form provided in Appendix A contains provisions related to reorganization of an Acquired Fund into an Acquiring Fund that is a newly created “shell” funds that has been registered with the SEC specifically for the purpose of acquiring the assets and liabilities of the corresponding Acquired Fund, and the form provided in Appendix B contains provisions related to reorganization of an Acquired Fund into an Acquiring Fund that has previously commenced operations.
Under the Plans of Reorganization, each Reorganization will consist of (i) the transfer of all of the assets, property and goodwill of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange solely for shares of beneficial interest, no par value per share, of the applicable class of the corresponding Acquiring Fund, with the number of such shares to be determined as set forth in the Plan of Reorganization, and the assumption by the corresponding Acquiring Fund of all the liabilities of the Acquired Fund, and (ii) the distribution of the Acquiring Fund shares by the Acquired Fund to the shareholders of the Acquired Fund in termination, dissolution and complete liquidation of the Acquired Fund, all upon the terms and conditions set forth in the Plan of Reorganization.
The value of each Acquired Fund’s assets to be acquired, less liabilities to be assumed, by its corresponding Acquiring Fund shall be computed as of the close of business on the Valuation Date by the administrator of the Acquiring Funds pursuant to the valuation procedures set forth in the Aristotle Funds Declaration, the Acquiring Fund’s then current prospectus or prospectuses and SAI, and the procedures adopted by the Aristotle Funds Board. The number of Acquiring Fund shares (including fractional shares, if any) that the Aristotle Funds Trust, on behalf of each Acquiring Fund, shall, on the Reorganization Closing Date, issue and deliver to the corresponding Acquired Fund, will be determined by dividing (i) the amount of the assets of the corresponding Acquired Fund, less the amount of all the liabilities of the corresponding Acquired Fund, computed in the manner and as of the time and date set forth in the Plan of Reorganization, by (ii) the NAV of one share of the applicable class of the corresponding Acquiring Fund, computed in the manner and as of the time and date set forth in the Plan of Reorganization.
Each Plan of Reorganization contains a number of representations and warranties made by IMST, on behalf of the applicable Acquired Fund, to the Aristotle Funds Trust related to, among other things, its legal and tax status, compliance with laws, regulations and other applicable requirements, financial position and ability to consummate the Plan of Reorganization. Similar representations and warranties are made by the Aristotle Funds Trust to IMST under the Plan of Reorganization.
Each Plan of Reorganization also contains a number of covenants of both parties and conditions precedent that must occur on or before the Reorganization Closing Date in order for either IMST or the Aristotle Funds Trust to be obligated to proceed with the Reorganizations. These include, among others, that (1) the Plan of Reorganization shall have been approved by the Acquired Fund Shareholders in the manner required by the IMST Declaration, the IMST By-Laws and applicable law; (2) the Registration Statement relating to the Acquiring Funds on Form N-14 has become effective; and (3) both IMST and the Aristotle Funds Trust receive from Ropes & Gray LLP the tax opinion discussed below under Certain U.S. Federal Income Tax Consequences of the Reorganizations.
Under the Plans of Reorganization, each Reorganization is mutually exclusive as to any other Reorganization, such that the failure of any Acquired Fund to obtain shareholder approval shall not have any impact on the Reorganization of any other Acquired Fund into the corresponding Acquiring Fund. Under each Plan of Reorganization, IMST and the Aristotle Funds Trust may agree to terminate the Plan of Reorganization prior to the Reorganization Closing Date. In addition, either IMST or the Aristotle Funds Trust may, at their option, terminate the Plan of Reorganization with respect to a Reorganization at or prior to the Reorganization Closing Date in certain circumstances set forth in the Plan of Reorganization.
Approval of each Reorganization requires the affirmative vote of a majority of the shares voted at the Meeting. See the section of this Proxy Statement/Prospectus entitled Voting Information for more information.

Description of the Securities to be Issued
Shareholders of each Acquired Fund will receive full and fractional shares of Class I-2 of the corresponding Acquiring Fund (or Class I-3, in the case of Aristotle Small Cap Equity Fund II), in accordance with the procedures provided for in the Plans of Reorganization. The number of shares of the Acquiring Fund that the Acquired Fund Shareholders will receive will be based on the value of the relevant Acquired Fund's assets less liabilities, and the NAV of the shares of the Acquiring Funds, as of the regular close of business of the NYSE on the Valuation Date. The Acquiring Fund shares to be issued in connection with the Reorganizations will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Acquiring Fund.
As soon as practicable after the completion of the Reorganizations, it is expected that Class I-3 shares of Aristotle Small Cap Equity Fund II will be reclassified as “Class I-2” shares of Aristotle Small Cap Equity Fund II. The reclassification is not expected to change anything about the affected shares other than the name of the share class.
Reasons for the Proposed Reorganizations
In considering the proposed Reorganizations, the IMST Board reviewed, among other things, information provided by AIS detailing potential benefits of the Reorganizations to the Acquired Funds and their shareholders. This information included benefits resulting from making the Acquired Funds and their shareholders part of a proprietary fund platform where there is oversight by a board with responsibility for a smaller number of funds managed by a single investment advisory organization and its affiliates. IMST operates using a multiple series trust structure, whereby a common board of trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. The Acquired Funds are only several among other various series of IMST and a number of unaffiliated investment advisers provide investment management services to those various funds. This structure is in contrast to the Aristotle Funds complex recently organized by Aristotle Parent Company, in its role as the parent company of AIS and the investment advisers to the Acquired Funds, in which Aristotle Parent Company has been able to develop a focused servicing and growth strategy for the Aristotle Funds. While Aristotle Parent Company believes the IMST Board has served the Acquired Funds and their shareholders well, Aristotle Parent Company has determined that the Acquired Funds would benefit from being reorganized into the Aristotle Funds complex, whereby the Aristotle Funds Board can focus its attention solely on the Aristotle Funds. Detailed information about the IMST Board’s considerations in approving the Reorganizations is included below under Background and Trustees’ Considerations Relating to the Proposed Reorganization.
If the proposed Reorganizations are approved, each of Aristotle Atlantic, Aristotle Boston, Aristotle Capital, AIS expects that the Acquiring Fund Shareholders will receive a comparable level and quality of services following the proposed Reorganizations compared to the services they currently receive as the Acquired Fund Shareholders.
Background and Trustees’ Considerations Relating to the Proposed Reorganization
The IMST Board has approved the Reorganization and the related Plans of Reorganization with respect to each of the Acquired Funds. In considering these matters, the IMST Board considered each Reorganization and related Plan separately and concluded that each Reorganization was in the best interests of the shareholders of the subject Acquired Fund.

In considering the proposed Reorganizations, the IMST Board provided AIS with a detailed information request addressing, among other things, the nature and structure of each Reorganization, the proposed impact and benefits to shareholders, any changes in portfolio strategy, management or design, and the tax impact of the Reorganizations. The IMST Board noted AIS's expectation that there would be no portfolio repositioning caused by or occurring before the Reorganizations. The IMST Board took into account AIS’s views as to the potential benefits of the Reorganizations to shareholders, such as, but not limited to, the same or lower expenses, anticipated improved operating efficiencies, implementation of a simplified unitary fee structure, a broader fund family with enhanced exchange opportunities, and improved distribution capabilities.

The IMST Board reviewed the information provided and met with representatives of AIS to gain a better understanding of the proposed Reorganizations and AIS’s vision and plans to support and grow the Aristotle Funds Trust.

In approving the proposed Reorganizations, the IMST Board, including the Independent Trustees (with the advice and assistance of independent counsel), also considered, among other things:

•that each Reorganization was recommended by the current advisor to the applicable Acquired Fund;
•the terms and conditions of each Reorganization;
•the expectation that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that each Acquired Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
•that the total annual operating expenses of each of the Acquiring Funds are expected to be the same as or lower than the current total annual operating expenses of the Acquired Funds;
•that AIS has agreed to enter into an expense limitation agreement that would cap each Acquiring Fund’s total annual operating expenses for a period of two years from the date of the Reorganization at the same level as the expense cap for the Acquired Funds;
•the types of services expected to be provided to each Acquiring Fund by the service providers retained by the Aristotle Funds Trust
•the qualifications and experience of the Acquiring Fund’s service providers;
•the experience and background of the Aristotle Funds Trust’s independent trustees;
•that each Reorganization would allow Acquired Fund shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the applicable Acquired Fund to do so;
•that the Reorganizations would not result in the dilution of the Acquired Funds Shareholders’ interests and that participating in the Reorganizations is in the best interests of each of the Acquired Funds;
•that the Acquired Funds would not bear the costs of the proposed Reorganizations;
•that the proposed Reorganizations will be submitted to the Acquired Fund Shareholders for their approval;
•that the Acquired Fund Shareholders who do not wish to become Acquiring Fund Shareholders may redeem their Acquired Fund shares before the Reorganizations;
•that the Acquiring Funds will have identical or substantially similar investment objectives, substantially similar policies, substantially identical principal investment strategies, and substantially similar principal risks as the Acquired Funds; and
•that the portfolio managers responsible for the day-to-day management of the Acquired Funds, will not change as a result of the Reorganizations.
After consideration of these and other factors it deemed appropriate, the IMST Board determined that each of the Acquired Fund Reorganizations would not dilute the interests of the existing Acquired Fund Shareholders and that participating in the Reorganizations is in the best interests of each of the Acquired Funds. The IMST Board, including the Independent Trustees, unanimously approved each Reorganization and recommended that each Reorganization be approved by the appropriate Acquired Fund Shareholders.

Certain U.S. Federal Income Tax Consequences of the Reorganizations
The following is a general summary of certain U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.
Each Acquired Fund has elected and qualified since its inception to be treated as a RIC under Subchapter M of the Code and each Acquiring Fund intends to elect and qualify as a RIC under Subchapter M of the Code for its taxable year that includes the Reorganization Closing Date.

Each Reorganization is intended to be a “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of each Reorganization, Ropes & Gray LLP will deliver an opinion (“Tax Opinion”) to IMST and the Aristotle Funds Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the applicable Acquired Fund and the corresponding Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan of Reorganization, substantially to the effect that, with respect to the Reorganization, for federal income tax purposes:
1.The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and Acquiring Fund will be a “party to a reorganization” within the meaning of 368(b) of the Code;
2.Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of all the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares;
3.Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities and the Acquiring Fund shares, except that the Acquired Fund may be required to recognize (A) gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of an Acquired Fund, where applicable, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
4.No gain or loss will be recognized by the Acquired Fund upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares received in the Reorganization;
5.Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund shares solely for Acquiring Fund shares in the Reorganization;
6.Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged in the Reorganization;
7.Under Section 1223(1) of the Code, the holding period of the Acquiring Fund shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held or are treated for federal income tax purposes as having held by such Shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;
8.Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by an Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, increased by any gain or decreased by any loss required to be recognized as described in (3) above, as applicable; and
9.Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund of each Acquired Fund asset transferred to an Acquiring Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (3) above, where applicable, will include the period during which those assets were held or treated for federal income tax purposes as held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset)
10.Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.
The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of any Reorganization will be as described above. If a Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a reorganization under the Code, the applicable Acquired Fund would generally recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund, and each Shareholder of the applicable Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the Reorganization.
The tax year of each of Aristotle Value Equity Fund and Aristotle/Saul Global Equity Fund (together the “Shell Acquired Funds") is expected to continue with its Acquiring Fund. The Reorganization will end the tax year of Aristotle International Equity Fund, Aristotle Core Equity Fund, and Aristotle Small Cap Equity Fund, each an “Acquisitive Acquired Fund”. A Reorganization ending the tax year of an Acquisitive Acquired Fund accelerates distributions to shareholders from the Acquired Fund for its short tax year ending on the Reorganization Closing Date. Each Acquisitive Acquired Fund will, immediately prior to the applicable Reorganization, declare and pay a distribution to its Shareholders, which together with all previous distributions, is intended to have the effect of distributing to its Shareholders all of the Acquisitive Acquired Fund's investment company taxable income (computed without regard to the deduction for dividends paid) for taxable years ending on or prior to the Reorganization Closing Date, all of its net tax-exempt income, if any, and net capital gains, if any, realized in taxable years ending on or prior to the Reorganization Closing.
Assuming a Reorganization qualifies as a "reorganization" within the meaning of Code Section 368(a), as expected, except as noted below, the applicable Acquiring Fund will succeed to the tax attributes of the corresponding Acquired Fund (subject to the conditions and limitations under the Code) upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes.

As of December 31, 2022, the Acquired Funds had the following unused capital loss carryforwards:

	Not Subject to Expiration
Acquired Fund	Short-Term	Long-Term	Total
Aristotle Value Equity Fund	$1,982,637	$8,551,223	$10,533,860
Aristotle/Saul Global Equity Fund	None	None	None
Aristotle International Equity Fund	$1,160,354	$11,617,989	$12,778,343
Aristotle Core Equity Fund	$2,107,121	$710,895	$2,818,016
Aristotle Small Cap Equity Fund	None	None	None
As of the Reorganization Closing Date, each Acquired Fund may have net realized capital gains or losses and may also have net unrealized gains or losses. Since the Reorganizations are not expected to close until on or after October 20, 2023, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described below may change significantly between now and the completion of the Reorganizations. Further, the ability of each Fund to use losses (even in the absence of the Reorganizations) also depends on factors other than loss limitations, such as the future realization of capital gains.
Limitations on use of capital loss carryforwards – Shell Reorganizations. Each Shell Reorganization is not expected to result in limitations on the applicable Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Acquired Fund.
Limitations on use of capital loss carryforwards – non-Shell Reorganizations. Each non-Shell Reorganization may result in a number of different limitations on the applicable combined Fund’s ability, following the Reorganization, to use realized and unrealized losses of the applicable Acquired Fund and the corresponding Acquiring Fund. In the taxable year of the Acquiring Fund in which the non-Shell Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Acquired Fund (including from the Acquired Fund’s short taxable year ending on the Reorganization Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Reorganization Closing Date in such taxable year.
Assuming shareholders of an Acquired Fund own less than 50% of the corresponding Acquiring Fund immediately after the applicable non-Shell Reorganization, the Reorganization may result in limitations on the combined Fund’s ability, following the Reorganization, to use any capital loss carryforwards of the Acquired Fund (including carryforwards generated in the tax year of the Acquired Fund ending on the date of the Reorganization) and potentially on the combined Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets of the Acquired Fund acquired in the Reorganization. Those limitations are imposed on an annual basis. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following a non-Shell Reorganization generally will equal the product of the net asset value of the applicable Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the reorganization Closing Date in such taxable year.
Under certain circumstances, a non-Shell Reorganization may result in limitations on the applicable Acquiring Fund’s ability, in the post-Reorganization period, to use a portion of any capital loss carryforward of the Acquiring Fund from years ended prior to the Reorganization Closing Date and/or generated in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets. Those limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund and the “long-term tax-exempt rate,” as published by the IRS.
If the applicable Acquiring Fund or the corresponding Acquired Fund has a net unrealized gain inherent in its assets at the time of the applicable non-Shell Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund involved in the Reorganization. This limitation will generally apply if the Acquiring Fund’s or the Acquired Fund’s unrealized capital gains as of the date of the Reorganization are greater than either $10,000,000 or 15% of the value of its assets, subject to certain adjustments.
As a result of each non-Shell Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than only the shareholders of the Fund that incurred them. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Acquired Fund or Acquiring Fund (including, potentially, another transaction that occurred before, or that occurs after, the Reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the applicable Reorganization did not occur.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.
VOTING INFORMATION
This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the IMST Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to the Acquired Fund Shareholders on or about August 24 , 2023. Only shareholders of record as of the close of business on the Record Date, July 17, 2023, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganizations and FOR any other matters deemed appropriate.
You can vote in any one of three ways:
•By mail, with the enclosed proxy card;
•By internet through the website listed on the enclosed proxy card; or
•By telephone using the toll-free number listed on the enclosed proxy card.
INSTRUCTIONS FOR VOTING BY MAIL
1.Read the Proxy Statement/Prospectus.
2.Check the appropriate box(es) on the reverse side of the proxy card.
3.Sign, date and return the proxy card in the envelope provided. See Instructions For Signing Proxy Card(s) below. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card.
INSTRUCTIONS FOR VOTING BY INTERNET
1.Read the Proxy Statement/Prospectus and have your proxy card at hand.
2.Go to the website listed on your proxy card.
3.Follow the simple instructions.
Follow the instructions on the website to cast your vote.
INSTRUCTIONS FOR VOTING BY TELEPHONE
1.Read the Proxy Statement/Prospectus and have your proxy card at hand.
2.Call the toll-free number listed on your proxy card.
3.Follow the simple instructions.
We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed proxy card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation. You may receive one or more calls, letters, or other communications from our proxy solicitor, EQ Fund Solutions (the “Solicitor”), reminding you to vote.
Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to IMST’s Secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan of Reorganization and the Reorganization itself contemplated thereby.
If you have any questions regarding the proposal, the proxy card/voting instruction form or need assistance voting your shares, please contact the Solicitor toll-free at (800) 820-2416 (Monday through Friday 9 a.m. to 10 p.m. Eastern time.)
INSTRUCTIONS FOR SIGNING PROXY CARD(S)
The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.
1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.
3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Solicitation of Votes
The Solicitor has been engaged to assist in the solicitation of proxies, whose costs will be paid by AIS. It is expected that the solicitation will be primarily by mail. The Acquired Fund Shareholders may receive one or more telephone calls or other communications from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from the Acquired Fund Shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the proposals described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
If a shareholder wishes to vote but not to give a proxy by telephone, the shareholder may still vote by Internet, by Mail, or by attending and voting at the Meeting.
The Acquired Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of AIS or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.
Quorum and Voting Requirements
Pursuant to the IMST Declaration, holders of at least one-third of the total number of shares of each Acquired Fund entitled to vote as of the Record Date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the relevant proposal with respect to that Acquired Fund. Approval of each proposal will require the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Acquired Fund. For this purpose, the term “vote of a majority of the outstanding securities” means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
Effect of Abstention and Broker “Non-Votes”
The Acquired Funds expect that, before the Meeting, broker-dealer firms holding shares of the Acquired Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. Because each proposal is expected to "affect substantially" a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because each proposal is non-discretionary, the Acquired Funds do not expect to receive broker non-votes. Any abstentions would have the effect of a negative vote on the proposal.
Adjournment
In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal(s) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast upon the question. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal. They will vote against such adjournment those proxies required to be voted against a proposal and will not vote any proxies that direct them to abstain from voting on a proposal.
Other Matters
The IMST Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The IMST Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.
Future Shareholder Proposals
As a general matter, IMST does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of IMST’s shareholders should send the proposals to Investment Managers Series Trust, in care of the Secretary of IMST and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740, so as to be received within a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Funds’ proxy materials. If the Reorganization of a given Acquired Fund is approved by its shareholders and the Reorganization is consummated, there will be no further meetings of shareholders of that Acquired Fund.
Inclusion of such proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in an Acquired Fund’s proxy statement must notify IMST or the relevant Acquired Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of IMST at the address set forth above. If a shareholder fails to give notice to IMST or the Acquired Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the IMST Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.
If a shareholder wishes to send a communication to the IMST Trustees, such correspondence should be in writing and addressed, in care of the Secretary of IMST and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. The correspondence will be provided to the IMST Trustees for their review and consideration.
Record Date and Outstanding Shares
Acquired Funds
Only shareholders of record of the Acquired Funds at the close of business on the Record Date, i.e., July 17, 2023, are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.
The total number of outstanding shares of the Acquired Funds as of the Record Date is:

Acquired Fund	Class I Shares Outstanding as of July 17, 2023
Aristotle Value Equity Fund	36,816,678.363
Aristotle/Saul Global Equity Fund	4,185,708.022
Aristotle International Equity Fund	31,725,020.123
Aristotle Core Equity Fund	9,184,015.072
Aristotle Small Cap Equity Fund	14,345,714.253

As of July 17, 2023, the current officers and Trustees of IMST in the aggregate beneficially owned less than 1% of the shares of the Acquired Fund.
As of July 17, 2023, the persons who owned of record or beneficially 5% or more of the outstanding shares of each Acquired Fund are shown below, including the listed shareholders that are financial intermediaries. The Funds have no information regarding the beneficial Fund shares owned through accounts with financial intermediaries. Persons listed below who owned of record or beneficially 25% or more of the outstanding shares of a Fund are deemed to be control persons of such Fund.

Aristotle Value Equity Fund — Class I
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co., Inc. San Francisco, CA 94105	9.15%	SEI Private Trust Company Oaks, PA 19456	5.42%
National Financial Services, Inc. New York, NY 10231	7.19%	Morgan Stanley Smith Barney LLC New York, NY 10004-1901	59.68%

Aristotle/Saul Global Equity Fund — Class I
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Gleicher Family Trust Irvine, CA 92603	8.19%	National Financial Services, Inc. New York, NY 10231	23.99%
Donn B. Connor Trust Los Angeles, CA 90025	5.10%	Charles Schwab & Co., Inc. San Francisco, CA 94105	5.91%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	35.45%

Aristotle International Equity Fund — Class I
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
John Hancock Trust Company LLC Boston, MA 02116	11.07%	Charles Schwab & Co., Inc. San Francisco, CA 94105	15.12%
UBS WM USA Weehawken, NJ 07086-6761	8.64%	Reliance Trust Co.	14.82%
National Financial Services, Inc. New York, NY 10231	17.86%	Morgan Stanley Smith Barney LLC	17.37%
Aristotle Core Equity Fund — Class I
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co., Inc. San Francisco, CA 94105	58.36%	National Financial Services, Inc. New York, NY 10231	26.26%

Aristotle Small Cap Equity Fund — Class I
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
National Financial Services, Inc. New York, NY 10231	47.59%	SEI Private Trust Company Oaks, PA 19456	14.78%
Vanguard Fiduciary Trust Company Valley Forge, PA 19482-2600	13.08%	Capinco C O US Bank NA Milwaukee, WI 53212	5.93%
Acquiring Funds

As of July 17, 2023, no shares of Aristotle Value Equity Fund II or Aristotle/Saul Global Equity Fund II have been offered or are outstanding; as such, the current officers and Trustees of the Aristotle Funds Trust did not own any shares of the those Acquiring Funds. As of July 17, 2023, the current officers and Trustees of the Aristotle Funds Trust in the aggregate beneficially owned less than 1% of the shares of Aristotle International Equity Fund II, Aristotle Core Equity Fund II and Aristotle Small Cap Equity Fund II.
As of July 17, 2023, Aristotle International Equity Fund II, Aristotle Core Equity Fund II and Aristotle Small Cap Equity Fund II had the following shares outstanding.

Acquiring Fund	Shares Outstanding as of July 17, 2023 by Share Class	Total Shares Outstanding as of July 17, 2023
Aristotle International Equity Fund II		19,739,767.777
Class I	19,739,767.777
Aristotle Core Equity Fund II		21,047,668.572
Class I	21,047,668.572
Aristotle Small Cap Equity Fund II		2,031,183.610
Class I-2	1,543,212.036
Class A	312,008.968
Class C	76,196.182
Class R-6	99,766.424
Class I	None
Class I-3	None
As of July 31, 2023, the persons who owned of record or beneficially 5% or more of the outstanding shares of Aristotle International Equity Fund II, Aristotle Core Equity Fund II and Aristotle Small Cap Equity Fund II are shown below, including the listed shareholders that are financial intermediaries. The Funds have no information regarding the beneficial Fund shares owned through accounts with financial intermediaries. Persons listed below who owned of record or beneficially 25% or more of the outstanding shares of a Fund are deemed to be control persons of such Fund.

Aristotle International Equity Fund II - Class I
Shareholder Name, Address	% Ownership
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	40.99%
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	31.13%
ARISTOTLE PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	17.31%
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE CONSERVATIVE FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	8.19%

Aristotle Core Equity Fund II - Class I
Shareholder Name, Address	% Ownership
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	36.21%
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	35.92%
ARISTOTLE PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	19.01%
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE CONSERVATIVE FUND 11100 Santa Monica Blvd, Suite 1700, Los Angeles, CA 90025	6.40%

Aristotle Small Cap Equity Fund II
Shareholder Name, Address	% Ownership
Class A
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.70%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.14%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.69%
AZEVEDO INVESTMENT CORP 401K PLAN FBO RAYMOND G AZEVEDO SHERRY ANN AZEVEDO TR 5508 SUNDOWN CT SALIDA CA 95368-9040	5.06%
Class C
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.19%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.32%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.95%
Class I-2
PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	45.68%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	18.84%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.10%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.78%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.97%
Class R6
TINA JONES TOD 114 ZACCHEUS MEAD LN GREENWICH CT 06831-3751	38.65%
JOSEPH EDWARD BELLANTONI AND LUCY ANN BELLANTONI JTWROS 7 COLD SPRING CT MOUNT KISCO NY 10549-4752	30.85%
ANNA NIZIOL 23 RIDGE RD U SADDLE RIV NJ 07458-2141	10.44%
PAUL ALEXANDER ROUKIS 98 EXETER RD MASSAPEQUA NY 11758-8165	10.06%
BARBARA KASS 135 EASTERN PKWY APT 9F BROOKLYN NY 11238-6040	6.06%

The votes of the Acquiring Fund Shareholders are not being solicited since such approval or consent is not necessary for the Reorganizations to take place.

WHERE TO FIND ADDITIONAL INFORMATION
The Acquiring Funds and the Acquired Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Acquired Funds file, and the Acquiring Funds will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained on the EDGAR Database on the SEC’s internet site at https://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
For more information with respect to the Acquiring Funds concerning the following topics, please refer to the following sections of the Acquiring Fund Prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see About Management for more information about the management of the Acquiring Funds; (ii) see Purchasing Shares and Other Fund Information for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Funds; and (iii) see Other Fund Information for more information about the Acquiring Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Funds.
For more information with respect to the Acquired Funds concerning the following topics, please refer to the following sections of the Acquired Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see Performance under the Fund Summaries section for more information about the performance of each Acquired Fund; (ii) see Management for more information about the management of the Acquired Funds; (iii) see Purchasing Shares, Selling Shares and Exchanging Shares for more information about the purchase, redemption, exchange and pricing of shares information of the Acquired Funds; (iv) see Dividends and Distributions and General Summary of Tax Consequences for more information about the Acquired Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquired Funds; and (v) see Financial Highlights for more information about each Acquired Fund’s financial performance.
PRO FORMA CAPITALIZATION
The following tables show the capitalization of each Acquired Fund and its corresponding Acquiring Fund on a pro forma combined basis (unaudited) as of July 17, 2023 giving effect to the proposed Reorganization. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of its corresponding Acquired Fund if the Reorganization was consummated on July 17, 2023, and do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occurred on the Reorganization Closing Date. Aristotle/Saul Global Equity Fund II and Aristotle Value Equity Fund II are shell funds that will commence operations on the Reorganization Closing Date. Each Acquired Fund is expected to be the accounting survivor for financial statement purposes following the Reorganizations. The capitalizations of the Acquired Funds and their share classes are likely to be different on the Reorganization Closing Date as a result of daily share purchase, redemption, and market activity.

Aristotle Value Equity Fund and Aristotle Value Equity Fund II
Aristotle Value Equity Fund (Acquired Fund)		Aristotle Value Equity Fund II (Acquiring Fund)
			Pro Forma Adjustments	Pro Forma Combined
Net Assets		Net Assets
Class I	$693,643,306.35	Class I-2	$0.00	$693,643,306.35
NAV Per Share		NAV Per Share
Class I	$18.89	Class I-2	$0.00	$18.89
Shares Outstanding		Shares Outstanding
Class I	36,816,678.363	Class I-2	0.00	36,816,678.363

Aristotle/Saul Global Equity Fund and Aristotle/Saul Global Equity Fund II
Aristotle/Saul Global Equity Fund (Acquired Fund)		Aristotle/Saul Global Equity Fund II (Acquiring Fund)
			Pro Forma Adjustments	Pro Forma Combined
Net Assets		Net Assets
Class I	$61,534,152.07	Class I-2	$0.00	$61,534,152.07
NAV Per Share		NAV Per Share
Class I	$14.70	Class I-2	$0.00	$14.70
Shares Outstanding		Shares Outstanding
Class I	4,185,708.022	Class I-2	0.00	4,185,708.022

Aristotle International Equity Fund and Aristotle International Equity Fund II
Aristotle International Equity Fund (Acquired Fund)		Aristotle International Equity Fund II (Acquiring Fund)
				Pro Forma Adjustments	Pro Forma Combined
Net Assets		Net Assets
		Class A	-	-	-
		Class I	$206,077,940.38	$0.00	$206,077,940.38
Class I	$412,861,764.10	Class I-2	-	$0.00	$412,861,764.10
Total (all classes)	$412,861,764.10	Total (all classes)	$206,077,940.38	$0.00	$618,939,704.48
NAV Per Share		NAV Per Share
		Class A	-	-	-
		Class I	$10.44	$0.00	$10.44
Class I	$13.02	Class I-2	-	$0.00	$13.02
Shares Outstanding		Shares Outstanding
		Class A	-	-	-
		Class I	19,739,767.78	-	19,739,767.78
Class I	31,725,020.123	Class I-2	-	-	31,725,020.123
Total (all classes)	31,725,020.123	Total (all classes)	19,739,767.78	-	51,464,787.90

Aristotle Core Equity Fund and Aristotle Core Equity Fund II
Aristotle Core Equity Fund (Acquired Fund)		Aristotle Core Equity Fund II (Acquiring Fund)
				Pro Forma Adjustments	Pro Forma Combined
Net Assets		Net Assets
		Class A	-	-	-
		Class I	$233,169,382.54	$0.00	$233,169,382.54
Class I	$182,372,608.82	Class I-2	-	$0.00	$182,372,608.82
Total (all classes)	$182,372,608.82	Total (all classes)	$233,169,382.54	$0.00	$415,541,991.36
NAV Per Share		NAV Per Share
		Class A	-	-	-
		Class I	$11.08	$0.00	$11.08
Class I	$19.86	Class I-2	-	$0.00	$19.86
Shares Outstanding		Shares Outstanding
		Class A	-	-	-
		Class I	21,047,668.57	-	21,047,668.57
Class I	9,184,015.072	Class I-2	-	-	9,184,015.072
Total (all classes)	9,184,015.072	Total (all classes)	21,047,668.57	-	30,231,683.64

Aristotle Small Cap Equity Fund and Aristotle Small Cap Equity Fund II
Aristotle Small Cap Equity Fund (Acquired Fund)		Aristotle Small Cap Equity Fund II (Acquiring Fund)
				Pro Forma Adjustments	Pro Forma Combined
Net Assets		Net Assets
		Class A	$4,182,295.85	$0.00	$4,182,295.85
		Class C	$974,146.03	$0.00	$974,146.03
		Class I	$0.00	$0.00	$0.00
		Class I-2	$21,194,573.02	$0.00	$21,194,573.02
		Class R6	$1,317,577.69	$0.00	$1,317,577.69
Class I	$203,531,176.38	Class I-3	$203,531,176.38	$0.00	$203,531,176.38
Total (all classes)	$203,531,176.38	Total (all classes)	$231,199,768.97	$0.00	$231,199,768.97
NAV Per Share		NAV Per Share
		Class A	$13.40	$0.00	$13.40
		Class C	$12.78	$0.00	$12.78
		Class I	$10.00	$0.00	$10.00
		Class I-2	$13.73	$0.00	$13.73
		Class R6	$13.21	$0.00	$13.21
Class I	$14.20	Class I-3	-	$0.00	$14.20
Shares Outstanding		Shares Outstanding
		Class A	312,008.97	-	312,008.97
		Class C	76,196.18	-	76,196.18
		Class I	-	-	-
		Class I-2	1,543,212.04	-	1,543,212.04
		Class R6	99,766.42	-	99,766.42
Class I	14,345,714.253	Class I-3	14,345,714.25	-	14,345,714.25
Total (all classes)	14,345,714.253	Total (all classes)	16,376,897.86	-	16,376,897.86

The tables above assume that the Reorganizations occurred on July 17, 2023. The tables are for informational purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by shareholders of each Acquired Fund on the date that the Reorganizations take place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Reorganization Closing Date, the Acquired Funds’ assets will be valued pursuant to the Aristotle Funds Trust's valuation procedures. In the event that valuation of an Acquired Fund’s assets using the Aristotle Funds Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Acquired Fund or the Acquiring Fund, that Reorganization will not be consummated, unless AIS, subject to its discretion, elects to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Acquired Fund Shares or the Acquiring Fund Shares.

FINANCIAL HIGHLIGHTS
The Financial Highlights for Aristotle Value Equity Fund II and Aristotle/Saul Global Equity Fund II are not included here since those Acquiring Funds have not yet commenced investment operations. Aristotle International Equity Fund II, Aristotle Core Equity Fund II and Aristotle Small Cap Equity Fund II commenced operations on April 17, 2023, and do not have financial statements available as of the date of this Proxy Statement/Prospectus. The Acquiring Funds will assume the accounting history of the corresponding Acquired Fund at the closing of the Reorganizations. The Financial Highlights for the Acquired Funds are presented below.
The financial highlights tables are intended to help you understand the financial performance of each Acquired Fund for the past five fiscal years. Certain information reflects financial results for a single Acquired Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an Acquired Fund share (assuming reinvestment of all dividends and distributions). Past performance is not necessarily an indication of future results. The information in the following tables has been derived from the Acquired Fund’s financial statements, which have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Acquired Fund’s financial statements, is included in the Acquired Funds’ Annual Report. Each Acquired Fund’s Annual Report and Semi-Annual Report to Shareholders are available free of charge on the Acquired Funds’ website, www.aristotlefunds.com.
Aristotle/Saul Global Equity Fund - Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.53	$14.18	$12.79	$10.76	$13.29
Income from Investment Operations:
Net investment income (loss) [1]	0.14	0.11	0.11	0.12	0.13
Net realized and unrealized gain (loss)	(3.01)	2.65	2.01	2.83	(1.35)
Total from investment operations	(2.87)	2.76	2.12	2.95	(1.22)
Less Distributions:
From net investment income	(0.16)	(0.11)	(0.12)	(0.17)	(0.23)
From net realized gain	(0.52)	(0.30)	(0.61)	(0.75)	(1.08)
Total distributions	(0.68)	(0.41)	(0.73)	(0.92)	(1.31)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-	-[2]
Net asset value, end of period	$12.98	$16.53	$14.18	$12.79	$10.76

Total return[3]	(17.49)%	19.54%	16.68%	27.55%	(9.53)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,499	$94,029	$69,128	$70,240	$64,844
Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.95%	0.95%	1.07%	1.02%	1.20%
After fees waived and expenses absorbed	0.80%	0.80%	0.80%	0.80%	0.93%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.88%	0.55%	0.63%	0.75%	0.71%
After fees waived and expenses absorbed	1.03%	0.70%	0.90%	0.97%	0.98%

Portfolio turnover rate	22%	13%	12%	22%	37%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.98%.

Aristotle International Equity Fund - Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.56	$12.8	$11.66	$9.54	$10.74
Income from Investment Operations:
Net investment income (loss) [1]	0.15	0.13	0.10	0.18	0.16
Net realized and unrealized gain (loss)	(3.19)	1.88	1.11	2.11	(1.22)
Total from investment operations	(3.04)	2.01	1.21	2.29	(1.06)
Less Distributions:
From net investment income	(0.14)	(0.11)	(0.07)	(0.15)	(0.14)
From net realized gain	-	(0.14)	-	(0.02)	-
From return of capital	-	-[2]	-	-	-
Total distributions	(0.14)	(0.25)	(0.07)	(0.17)	(0.14)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-[2]
Net asset value, end of period	$11.38	$14.56	$12.8	$11.66	$9.54

Total return[3]	(20.91)%	15.79%	10.40%	23.98%	(9.89)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$378,577	$391,477	$245,021	$91,225	$45,636
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.94%	0.93%	1.04%	1.17%	1.42%
After fees waived and expenses absorbed	0.80%	0.80%	0.80%	0.80%	0.88%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.12%	0.78%	0.72%	1.26%	0.90%
After fees waived and expenses absorbed	1.26%	0.91%	0.96%	1.63%	1.44%

Portfolio turnover rate	18%	10%	14%	11%	17%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.93%.

Aristotle Value Equity Fund – Class I

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Year Ended December 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of period	$20.55	$16.83	$14.79		$11.29	$12.64
Income from Investment Operations:
Net investment income (loss) [1]	0.21	0.16	0.13		0.13	0.13
Net realized and unrealized gain (loss)	(3.29)	4.03	2.00		3.50	(1.33)
Total from investment operations	(3.08)	4.19	2.13		3.63	(1.20)
Less Distributions:
From net investment income	(0.21)	(0.13)	(0.09)		(0.13)	(0.07)
From net realized gain	(0.12)	(0.34)	-		-	(0.08)
Total distributions	(0.33)	(0.47)	(0.09)		(0.13)	(0.15)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]		-[2]	-[2]
Net asset value, end of period	$17.14	$20.55	$16.83		$14.79	$11.29

Total return[3]	(15.04)%	24.90%	14.38%		32.18%	(9.53)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$683,322	$947,191	$396,792		$99,537	$98,731
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.71%	0.71%	0.79%		0.93%	0.96%
After fees waived and expenses absorbed	0.69%	0.69%	0.70	%4	0.78%	0.78%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.16%	0.78%	0.83%		0.82%	0.89%
After fees waived and expenses absorbed	1.18%	0.80%	0.92%		0.97%	1.07%

Portfolio turnover rate	20%	14%	14%		86%	18%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective March 1, 2020, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of average daily net assets of the Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.

Aristotle Small Cap Equity Fund – Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.99	$13.9	$12.96	$10.74	$12.83
Income from Investment Operations:
Net investment income (loss) [1]	-	(0.01)	0.01	0.01	0.01
Net realized and unrealized gain (loss)	(1.63)	2.61	1.19	2.41	(1.56)
Total from investment operations	(1.63)	2.60	1.20	2.42	(1.55)
Less Distributions:
From net investment income	-	-[2]	-[2]	-[2]	(0.01)
From net realized gain	(0.69)	(0.51)	(0.26)	(0.20)	(0.53)
Total distributions	(0.69)	(0.51)	(0.26)	(0.20)	(0.54)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-
Net asset value, end of period	$13.67	$15.99	$13.9	$12.96	$10.74

Total return[3]	(10.26)%	18.87%	9.31%	22.59%	(12.29)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,626	$215,876	$161,570	$117,255	$40,902
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.01%	1.00%	1.13%	1.16%	1.44%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.09)%	(0.16)%	(0.17)%	(0.21)%	(0.46)%
After fees waived and expenses absorbed	0.02%	(0.06)%	0.06%	0.05%	0.08%

Portfolio turnover rate	19%	14%	24%	59%	94%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Aristotle Core Equity Fund – Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	2022	2021	2020	2019	2018
Net asset value, beginning of period	$21.87	$17.86	$14.33	$10.66	$11.42
Income from Investment Operations:
Net investment income (loss) [1]	0.09	0.07	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(4.93)	4.28	3.58	3.67	(0.72)
Total from investment operations	(4.84)	4.35	3.68	3.76	(0.64)
Less Distributions:
From net investment income	(0.08)	(0.06)	(0.07)	(0.07)	(0.07)
From net realized gain	(0.06)	(0.28)	(0.08)	(0.02)	(0.05)
Total distributions	(0.14)	(0.34)	(0.15)	(0.09)	(0.12)
Redemption fee proceeds[1]	-[2]	-[2]	-[2]	-[2]	-
Net asset value, end of period	$16.89	$21.87	$17.86	$14.33	$10.66

Total return[3]	(22.15)%	24.34%	25.69%	35.24%	(5.66)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$167,455	$178,513	$90,679	$27,269	$10,755
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.79%	0.79%	0.96%	1.47%	2.59%
After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.37%	0.19%	0.31%	(0.15)%	(1.28)%
After fees waived and expenses absorbed	0.51%	0.33%	0.62%	0.67%	0.66%

Portfolio turnover rate	18%	8%	20%	18%	32%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AGREEMENT AND PLAN OF REORGANIZATION FOR ARISTOTLE/SAUL GLOBAL EQUITY FUND AND ARISTOTLE VALUE EQUITY FUND
This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of [ ], 2023, by and between Investment Managers Series Trust (“IMST”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 235 W. Galena Street, Milwaukee, WI 53212, on behalf of its series listed on Exhibit A attached hereto (each series, an “Acquired Fund” and collectively, the “Acquired Funds”), and Aristotle Funds Series Trust (the “Aristotle Funds Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025, on behalf its series listed on Exhibit A attached hereto (each series an “Acquiring Fund” and collectively, the “Acquiring Funds”). Other than the Acquiring Funds and the Acquired Funds, no other series of either IMST or the Aristotle Funds Trust are subject to this Agreement. Aristotle Investment Services, LLC (“AIS”), a limited liability company organized under the laws of the State of Delaware, joins this Agreement solely for the purposes of Sections 1.1(b), 2.2, 3.2, 8.2 and 9.2.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. Each reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of an Acquired Fund (which may be renamed subsequent to the date of this Agreement) to the corresponding Acquiring Fund set forth on Exhibit A (each such pair of Acquired Fund and its corresponding Acquiring Fund, a “Corresponding Acquired Fund” or “Corresponding Acquiring Fund” as appropriate), in exchange solely for (A) shares of beneficial interest, no par value per share, of Class I-2 shares of the Acquiring Fund (“Acquiring Fund Shares”), with the number of such Acquiring Fund Shares to be determined as set forth in this Agreement and (B) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Corresponding Acquired Fund; and (ii) the distribution by the Corresponding Acquired Fund, after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares to the shareholders of the Corresponding Acquired Fund in exchange for their shares of the Corresponding Acquired Fund in termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. Each Acquiring Fund is a shell series, without assets or liabilities, created for the purpose of acquiring the Assets and Obligations (as defined below) of the Corresponding Acquired Fund.

This Agreement provides for multiple Reorganizations and each Reorganization between an Acquired Fund and its Corresponding Acquiring Fund shall be treated as if it had been the subject of a separate agreement. Each Acquired Fund and IMST acting for itself and on behalf of each Acquired Fund, and each Corresponding Acquiring Fund and the Aristotle Funds Trust acting for itself and on behalf of each Corresponding Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

The parties hereto therefore covenant and agree as follows:

1.    TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF OBLIGATIONS AND THE ACQUIRING FUND SHARES OF THE CORRESPONDING ACQUIRING FUND AND LIQUIDATION OF THE ACQUIRED FUND.

1.1Subject to the terms and conditions hereof and on the basis of the representations, warranties and covenants contained herein:

(a)    IMST, on behalf of each Corresponding Acquired Fund, agrees to sell, assign, convey, deliver and otherwise transfer to the Corresponding Acquiring Fund, and the Aristotle Funds Trust, on behalf of each Corresponding Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Corresponding Acquired Fund, as set forth in Section 1.2.
(b)    The Aristotle Funds Trust, on behalf of each Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to the Corresponding Acquired Fund the number of Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Corresponding Acquired Fund, less the amount of the liabilities of the Corresponding Acquired Fund, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.4, by (B) the net asset value of one Corresponding Acquiring Fund Share, computed in the manner and as of the time and date set forth in Sections 2.3 and 2.4, and (ii) assume, with respect to each Acquiring Fund, all of the Corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the “Obligations”). In order to ensure each Acquired Fund receives the number of Corresponding Acquiring Fund Shares that it would receive if each Acquired Fund’s Assets were valued for the purpose of each applicable Reorganization using IMST’s valuation procedures (the “IMST Valuation Procedures”), AIS shall, to the extent necessary, contribute cash to the Corresponding Acquiring Fund as described in Section 2.2 below. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). Each Acquired Fund shall use its best efforts to discharge all of its Obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus and to continue to manage the day-to-day operations of the Acquired Fund without disruption to the Acquired Fund Shareholders (as defined below).

(c)    Upon consummation of the transactions described in subsections (a) and (b) above, each Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date (“Acquired Fund Shareholders”) the shares of the Corresponding Acquiring Fund received by it. Each Acquired Fund Shareholder shall be entitled to receive that number of Acquiring Fund Shares equal to (i) the number of shares of such Acquired Fund held by such

Acquired Fund Shareholder divided by the number of Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Acquiring Fund Shares received by the Acquired Fund.

1.2.    The Assets of each Acquired Fund to be acquired by the Corresponding Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and all receivables for shares sold and all other Assets which are owned by the Acquired Fund on the Closing Date.

1.3.    As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable, IMST agrees that each Acquired Fund will liquidate and distribute, pro rata, to Acquired Fund Shareholders the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1 (such date, the “Liquidation Date”). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Corresponding Acquiring Fund to open accounts on the share records of the Corresponding Acquiring Fund in the names of Acquired Fund Shareholders and representing the respective number of Acquiring Fund Shares due to such shareholders. The Corresponding Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.    As soon as practicable after the Closing Date, IMST agrees that each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the Securities and Exchange Commission (the “Commission”). IMST further agrees that any reporting responsibility relating to such liquidation of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of IMST and each Acquired Fund, up to and including the Closing Date and thereafter.

1.5.    Any and all obligations or liabilities arising under or in respect of this Agreement with respect to an Acquired Fund or its Corresponding Acquiring Fund shall be those of such Acquired Fund or its Corresponding Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of IMST or the Aristotle Funds Trust generally, and, for clarity, under no circumstances will any other series of IMST or the Aristotle Funds Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.     VALUATION.

2.1.    On the Closing Date, each Acquiring Fund will deliver to the Corresponding Acquired Fund a number of Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.1(b).

2.2.    The value of each Acquired Fund’s Assets to be acquired by its Corresponding Acquiring Fund hereunder shall be computed as of the close of business on the Valuation Date (defined below) by the administrator of the Acquiring Funds pursuant to the valuation procedures set forth in the Aristotle Funds Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information (“Aristotle Valuation Procedures”); provided, however, that to the extent the value of the Assets of an Acquired Fund computed pursuant to the Aristotle Valuation Procedures is less than the value of such Acquired Fund’s Assets computed pursuant to the IMST Valuation Procedures, AIS shall contribute to the Corresponding Acquiring Fund the amount in cash such that the Acquired Fund receives at the Closing the number of Acquiring Fund Shares that it would receive if the Acquired Fund’s Assets were computed pursuant to the IMST Valuation Procedures.

2.3.    The net asset value of each Acquiring Fund Share with respect to the acquisition of its Corresponding Acquired Fund hereunder shall be computed as of the close of business on the Valuation Date (defined below) by the administrator of the Acquiring Funds pursuant to the Aristotle Valuation Procedures.

2.4.    The valuation date shall be at the close of business on the business day immediately preceding the Closing Date, after the declaration of any dividends, if applicable, by an Acquired Fund and after effectuating any redemptions of Acquired Fund shares effective as of such date (the “Valuation Date”).

2.5.    The Aristotle Funds Trust agrees that each Acquiring Fund shall issue Acquiring Fund Shares to the applicable Corresponding Acquired Fund on one share deposit receipt registered in the name of the Corresponding Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to Acquired Fund Shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Aristotle Funds Trust’s transfer agent which will as soon as practicable open accounts for Acquired Fund Shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.    Each Acquired Fund will pay or cause to be paid to the Corresponding Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation

Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of an Acquired Fund acquired by the Corresponding Acquiring Fund.

3.     CLOSING AND CLOSING DATE.

3.1.    The Closing Date shall be on or about [ ], 2023, or any such other date as the parties may agree in writing. The Closing shall be held at the offices of the IMST Trust’s administrator, Mutual Fund Administration, LLC (or such other place as the parties may agree), at such time as the parties may agree. The Closing shall be effective as of [ ], Eastern time, on the Closing Date.

3.2.    The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to U.S. Bank National Association, the custodian for the Acquiring Funds (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities, cash and other remaining Assets, if any, of each Acquired Fund shall be delivered by IMST to the Custodian for the account of the Corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Corresponding Acquiring Fund at the Custodian in a manner acceptable to the Aristotle Funds Trust. AIS shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither IMST nor any Acquired Fund shall be responsible for the payment of any such taxes or fees.

3.3.    In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted, in a manner set forth in an Acquiring Fund’s then current prospectus, so that accurate appraisal of the values of the net assets of the Acquired Funds is impracticable, the Valuation Date and the Closing Date shall each occur as soon as practicable after trading shall have been fully resumed and reporting shall have been restored as the parties hereto may agree; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of IMST or the Aristotle Funds Trust upon the giving of written notice to the other party.

3.4.    Prior to close of business on the Closing Date, IMST or its transfer agent shall deliver to the Aristotle Funds Trust or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of each Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of IMST on behalf of each Acquired Fund. The Acquiring Fund Shares issuable pursuant to Section 1.1 shall promptly be credited by the Corresponding Acquiring Fund to the Corresponding Acquired Fund’s account on the books of the Corresponding Acquiring Fund. On the Liquidation Date, the Aristotle Funds Trust will provide to IMST evidence reasonably satisfactory to IMST that such Acquiring Fund Shares have been credited pro rata, to open accounts in the names of Acquired Fund Shareholders as provided in Section 1.3.

3.5.    At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.    REPRESENTATIONS AND WARRANTIES.

    4.1.    Representations and Warranties of IMST, on behalf of the Acquired Funds.

IMST, on behalf of the Acquired Funds, represents and warrants the following to the Aristotle Funds Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all respects of the following on the Closing Date:

(a)    IMST is a statutory trust created under the laws of the State of Delaware and has power to own all of its properties and assets, carry on its business as it is now being conducted, and to carry out its obligations under this Agreement.

(b)    [Reserved.]

(c)    IMST is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquired Funds have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

(d)    Each Acquired Fund is a separate series of IMST duly constituted in accordance with the applicable provisions of the Declaration of Trust of IMST and the 1940 Act.

(e)    Each Acquired Fund is not in violation in any material respect of any provisions of IMST’s Declaration of Trust or by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)    Each Acquired Fund’s current prospectuses and statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to any of IMST or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)    At the Closing Date, each Acquired Fund will have good and marketable title to its Assets to be transferred to the Corresponding Acquiring Fund pursuant to Section 1.2.

(h)    Except as has been disclosed on Schedule I, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of IMST or the Acquired Funds, threatened against any Acquired Fund or any of its properties or assets or any person whom an Acquired Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation. Neither IMST nor the Acquired Funds knows of any facts that are likely to form the basis for the institution of such proceedings, and no Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(i)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of each Acquired Fund at, as of and for the fiscal year ended December 31, 2022, audited by Tait, Weller & Baker LLP, independent registered public accounting firm to each Acquired Fund, copies of which have been furnished to the Acquiring Funds, fairly reflect the financial condition and results of operations of the Acquired Funds as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and each Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2022.

(j)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of each Acquired Fund at, as of and for the fiscal period ended June 30, 2023, copies of which have been furnished to the Acquiring Funds, fairly reflect the financial condition and results of operations of the Acquired Funds as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and each Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since June 30, 2023.

(k)    Except as has been disclosed on Schedule II to this Agreement, to the knowledge of IMST, none of the Acquired Funds has any Obligations. Prior to the Closing Date, each Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities. Since June 30, 2023, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by an Acquired Fund of indebtedness (other than in the ordinary course of business), except as otherwise disclosed to and accepted by the Corresponding Acquiring Fund in writing. For the purposes of this subparagraph (k), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such material adverse change.

(l)    As of the Closing Date, (A) all material federal, state, foreign and other returns, dividend and information reporting forms and other Tax (as defined below) related reports of each Acquired Fund required by applicable law to have been filed by or with respect to each Acquired Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all material respects and accurately state the amount of Tax (if any) owed for the periods covered by such returns, forms and reports, or, in the case of dividend and information reporting forms, the amount and character of income or other information required to be reported by the Acquired Funds, (B) all Taxes shown as due or required to be shown as due on such returns, forms and reports, or any other material Taxes due, and any interest and/or penalties, shall have been paid or provision shall have been made on the Acquired Fund’s books for the payment thereof, (C) to the knowledge of IMST, no Acquired Fund is under audit and no assessment for material Taxes or other material amounts has been proposed or asserted in writing with respect to an Acquired Fund, (D) there are no known actual or proposed material deficiency assessments with respect to any Taxes payable by any Acquired Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of any Acquired Fund, (F) the amounts set up as provisions for Taxes in the books and records of each Acquired Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by an Acquired Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) each Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(m)    Each Acquired Fund (A) has elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code, (B) is a “fund” as defined in Section 851(g) of the Code, (C) has qualified, or will qualify, for all taxable years since inception for treatment as a RIC and (D) has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and treatment as a RIC and will continue to so qualify at all times until the Closing .

(n)    The authorized capital of IMST consists of an unlimited number of shares of beneficial interest, par value of $0.01 per share, of such number of different series as the Trustees of IMST may authorize from time to time. The outstanding shares of beneficial interest of each Acquired Fund as of the Closing Date will be held of record by the persons and in the amounts set forth in the list provided by IMST or its designated agent to the Aristotle Funds Trust or its designated agent pursuant to Section 3.4. All issued and outstanding shares of the Acquired Funds are, and at the Closing Date will be, validly issued, fully paid and non-assessable by IMST, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Funds are outstanding.

(o)    From inception, each Acquired Fund’s investment operations have been in material compliance in all respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Funds, as in effect from time to time, except as previously disclosed in writing to the Aristotle Funds Trust and attached hereto as [ ].

(p)    The execution, delivery and performance of this Agreement have been duly authorized by the Trustees of IMST and by all other necessary action on the part of IMST and the Acquired Funds, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of IMST, on behalf of the Acquired Funds, enforceable against IMST and the Acquired Funds in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(q)    Any information provided in writing by IMST in respect of the Acquired Funds or by the Acquired Funds for use, to the extent applicable, in the proxy statement of the Acquired Funds (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Aristotle Funds Trust (the “Registration Statement”), does not, and from the date provided will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Corresponding Acquiring Fund for use therein.

(r)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by IMST, for itself and on behalf of the Acquired Funds, or the performance of the Agreement by IMST, for itself and on behalf of the Acquired Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(s)    There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectuses or registration statements.

(t)    As of both the Valuation Date and the Closing Date, IMST and the Acquired Funds will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of each Acquired Fund to be transferred to the Corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments, as that term is defined below, and any such other assets and liabilities as contemplated by this Agreement, each Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Corresponding Acquired Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean an Acquired Fund’s investments shown on the schedule of its portfolio investments as of [ ], as supplemented with such changes as such Acquired Fund shall make after [ ], which changes shall be disclosed to the Aristotle Funds Trust and the Corresponding Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)    The books and records of each Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Aristotle Funds Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of each Acquired Fund.

(v)    To the best of IMST’s and the Acquired Funds’ knowledge, all of the issued and outstanding shares of the Acquired Funds shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Funds have taken all action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws, and such action has been effective to remedy all such prior failures. There have been no known miscalculations of the net asset value of any Acquired Fund or the net asset value per share of any Acquired Fund which would have a material adverse effect on any Acquired Fund at the time of this Agreement or on any Acquired Fund’s Assets at the time of this Agreement.

(w)    No Acquired Fund will be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(x)    No Acquired Fund has been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(y)    Neither IMST nor any Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; although they may have claims against certain debtors in such a Title 11 or similar case.

(z)    No Acquired Fund intends to change its taxable year end prior to the Closing.

(aa)    Neither IMST nor any Acquired Fund has received written notification from any taxing authority that asserts a position contrary to any of the above representations.

4.2.    Representations and Warranties of the Aristotle Funds Trust, on behalf of the Acquiring Funds.

The Aristotle Funds Trust, on behalf of the Acquiring Funds, represents and warrants the following to the Acquired Funds and IMST as of the date hereof and agrees to confirm the continuing accuracy and completeness in all respects of the following on the Closing Date:

(a)The Aristotle Funds Trust is a statutory trust created under the laws of the State of Delaware, has power to own all of its properties and assets, carry on its business as it is now being conducted, and to carry out its obligations under this Agreement.

(b)    [Reserved.]

(c)    The Aristotle Funds Trust is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquiring Funds have been duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

(d)    As of the Closing Date, each Acquiring Fund will be a separate series of the Aristotle Funds Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust of the Aristotle Funds Trust and the 1940 Act.

(e)    As of the Closing Date, each Acquiring Fund is not in violation in any material respect of any provisions of the Aristotle Funds Trust’s Declaration of Trust or by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)    As of the Closing Date, the Acquiring Funds’ current prospectuses and statement of additional information (collectively, the “Acquiring Fund Prospectus”) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Aristotle Funds Trust or the Acquiring Funds required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)    Except as has been disclosed on Schedule III, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Aristotle Funds Trust or the Acquiring Funds, threatened as to the Acquiring Funds or any of their respective properties or assets or any person whom the Acquiring Funds may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation. Neither Aristotle Funds Trust nor the Acquiring Funds knows of any facts that are likely to form the basis for the institution of such proceedings, and no Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(h)    Immediately prior to the Closing Date, the Acquiring Funds will have no assets (other than de minimis seed capital) or liabilities, contingent or otherwise and will have not conducted any investment operations.

(i)    The Acquiring Funds were established in order to effect the transactions described in this Agreement. The Acquiring Funds have not yet filed their first federal income tax return. As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, no Acquiring Fund will have been required to pay any assessments and no Acquiring Fund will have any Tax liabilities. Consequently, as of the Closing Date, to the knowledge of the Aristotle Funds Series Trust no Acquiring Fund will be under audit by any federal, state, local or foreign Tax authority and there will not have been any Tax assessment asserted with respect to an Acquiring Fund, there will be no levies, liens or other encumbrances on an Acquiring Fund, and there will be no waivers of the time to assess any Taxes with respect to an Acquiring Fund. Upon the closing of the Reorganization each Acquiring Fund intends to take all steps necessary to ensure that it will qualify and will be treated as a “regulated investment company” under Sections 851 of the Code and will be eligible to compute and will compute its federal income tax under Section 852 of the Code for each taxable year.

(j)    The authorized capital of the Aristotle Funds Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of the Aristotle Funds Trust may authorize from time to time. At the Closing Date, all issued and outstanding shares of the Acquiring Funds, including the Acquiring Fund Shares issued in connection with this Agreement, will be validly issued, fully paid and non-assessable by the Aristotle Funds Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Funds are outstanding.
(k)    On the Closing Date, each Acquiring Fund will be a new series of the Aristotle Funds Trust created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the Assets and assuming the Obligations of the Corresponding Acquired Fund in connection with the Reorganization and will not have engaged in any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, no Acquiring Fund has prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals. No Acquiring Fund holds or has held any property other than de minimis seed capital (which shall be paid out in redemption of the initial shares prior to the applicable Reorganization) and has never had any tax attributes. Each Acquiring Fund will be as of the Closing Date a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. No Acquiring Fund has earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(l)    The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of the Aristotle Funds Trust and by all other necessary action on the part of the Aristotle Funds Trust and the Acquiring Funds and this Agreement constitutes the valid and binding obligation of the Aristotle Funds Trust, on behalf of the Acquiring Funds enforceable against the Aristotle Funds Trust and the Acquiring Funds in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(m)    As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Aristotle Funds Trust and the Acquiring Funds, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Corresponding Acquired Fund for use therein.

(n)    There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectuses and registration statements.

(o)    All books and records of the Acquiring Funds made available to IMST and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Aristotle Funds Trust, for itself and on behalf of the Acquiring Funds, or the performance of the Agreement by the Aristotle Funds Trust, for itself and on behalf of the Acquiring Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.    COVENANTS OF THE PARTIES.

5.1.    IMST covenants that each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions. The Aristotle Funds Trust covenants that each Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing Date).

5.2.    IMST will either call a meeting of shareholders for each Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of each Acquired Fund, or solicit the written consent of the shareholders with respect to such transactions and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.
5.3.    In connection with each Acquired Fund shareholders’ meeting or written consent, as the case may be, referred to in Section 5.2, the Aristotle Funds Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Aristotle Funds Trust will file for registration, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither the Aristotle Funds Trust nor the applicable Acquiring Fund shall be responsible for the accuracy or completeness of information relating to IMST or any Acquired Fund that was furnished by IMST or such Acquired Fund for use therein.

5.4.    Each of IMST, the Acquired Funds, the Aristotle Funds Trust and the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, IMST and the Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund shares.

5.5.    Subject to the provisions of this Agreement, IMST, the Acquired Funds, the Aristotle Funds Trust and the Acquiring Funds will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6.    IMST will at the Closing Date provide the Aristotle Funds Trust with:

(a)    A statement of the respective adjusted tax basis of all Assets to be transferred by each Acquired Fund to the Corresponding Acquiring Fund;

(b)    A copy of any other Tax books and records of each Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by each Corresponding Acquiring Fund after the Closing;

(c)    A copy (which may be in electronic form) of the shareholder ledger accounts of each Acquired Fund, including, without limitation,
(i)    the name, address and taxpayer identification number of each Acquired Fund Shareholder,
(ii)    the number of shares of beneficial interest held by each Acquired Fund Shareholder,
(iii)    the dividend reinvestment elections applicable to each Acquired Fund Shareholder,
(iv)    the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., Internal Revenue Service (“IRS”) Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder, and
(v)    such information as the Aristotle Funds Trust may reasonably request concerning Acquired Fund shares or Acquired Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the Acquired Fund Shareholders’ shares as of 4:00 p.m. (Eastern Time) on the Valuation Date, who are to become holders of the Acquiring Funds as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and
(d)    All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to each Acquired Fund.

(e)    A management representation letter directed to, and in the form and manner acceptable to, the Aristotle Funds Trust and its auditor, Tait, Weller & Baker LLP (“Auditor”), covering the period from the end of the Acquired Funds most recent fiscal year end through the Closing Date, for the purposes of permitting the Aristotle Funds Trust to issue its own management representation letter to the Auditor, in connection with the audit of the Acquiring Funds financial statements.

5.7.    As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the Corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Corresponding Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will (subject to any applicable provisions and limitations of the Code and Treasury Regulations) be carried over by the Corresponding Acquiring Fund as a result of Section 381 of the Code, and which will be certified by IMST’s President and Treasurer.

5.8.    The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as they may deem appropriate in order to continue its operations after the Closing Date.

5.9.    IMST shall cause the liquidation and termination of the Acquired Funds to be effected in the manner provided in IMST’s Declaration of Trust and by-laws, as applicable, in accordance with applicable law and that on and after the Closing Date, the Acquired Funds shall not conduct any business except in connection with their liquidation and termination.

5.10.    IMST shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Funds for tax periods ending on or before the Closing Date, and the Aristotle Funds Trust shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Funds and any Tax returns required to be filed with respect to the Acquiring Funds for any period ending after the Closing Date.

5.11.    IMST and the Acquired Funds will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Acquired Fund Shareholders.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF IMST.

The respective obligations of the Aristotle Funds Trust and each Acquiring Fund, to complete the transactions provided for herein with respect to each Reorganization shall be subject, at its election, to the performance by IMST and the Corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to each Reorganization:

6.1.    IMST, on behalf of the Corresponding Acquired Fund, shall have delivered to the Aristotle Funds Trust a certificate executed on its behalf by IMST’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Aristotle Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of IMST and the Corresponding Acquired Fund made in this Agreement are true and correct as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that IMST and the Corresponding Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied by them under this Agreement at or prior to the Closing Date.

6.2.    IMST shall have furnished to the Aristotle Funds Trust (i) a statement of the Corresponding Acquired Fund’s assets and liabilities, valued in accordance with the valuation policies of the Acquired Fund, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on such Acquired Fund’s behalf by the Acquired Trust’s President or any Vice President and the Treasurer or any Assistant Treasurer of the Acquired Fund, and (ii) a certificate of IMST’s President or any Vice President and Treasurer or any Assistant Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Corresponding Acquired Fund since [ ] (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).

6.3.    IMST shall have furnished to the Aristotle Funds Trust a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of IMST, as to the adjusted tax basis in the hands of the Corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.

6.4.    IMST’s custodian shall have delivered to the Aristotle Funds Trust a certificate identifying all of the assets of the Corresponding Acquired Fund held by such custodian as of the Valuation Date.

6.5.    The Aristotle Funds Trust, on behalf of the Acquiring Fund or its designated agent, shall have received from the Acquired Funds’ transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Funds’ transfer agent as of the Closing Date, (ii) a record specifying the number of shares of the Corresponding Acquired Fund outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any shares of the Corresponding Acquired Fund and the number of shares of the Corresponding Acquired Fund held of record by each such shareholder as of the Valuation Date. The Acquired Funds’ transfer agent shall also have provided the Acquiring Funds with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.6.    The Aristotle Funds Trust shall have received a favorable opinion of counsel to IMST or local Delaware counsel, with respect to the Corresponding Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Aristotle Funds Trust, substantially to the following effect:

(a)    IMST is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and has the power to enter into this Agreement and the power to own all of each Corresponding Acquired Fund’s properties and assets and to carry on its business, including that of each Corresponding Acquired Fund as presently conducted.

(b)    Each Corresponding Acquired Fund has been established as a separate series of IMST under IMST’s Declaration of Trust.

(c)    IMST is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including each Corresponding Acquired Fund, under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d)    This Agreement has been duly authorized, executed and delivered by IMST, on behalf of each Corresponding Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of IMST, on behalf of each Corresponding Acquired Fund, enforceable against IMST and the Corresponding Acquired Fund in accordance with its terms.

(e)    To such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act (the “Act”) is required to be obtained by IMST in order to consummate the transactions contemplated by this Agreement, except such as have been obtained.

(f)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of IMST’s Declaration of Trust or its by-laws.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF IMST ON BEHALF OF THE ACQUIRED FUNDS.

The respective obligations of IMST and each Acquired Fund to complete the transactions provided for herein with respect to each Reorganization shall be subject, at its election, to the performance by the Aristotle Funds Trust, on behalf of the Corresponding Acquiring Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to each Reorganization:

7.1.    The Aristotle Funds Trust shall have delivered to IMST a certificate executed on its behalf by the Aristotle Funds Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to IMST and dated as of the Closing Date, to the effect that the representations and warranties of the Aristotle Funds Trust and the Corresponding Acquiring Fund made in this Agreement are true and correct in all respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Aristotle Funds Trust and the Corresponding Acquiring Fund have complied in all respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all respects by them under this Agreement at or prior to the Closing Date.

7.2.    The Aristotle Funds Trust, on behalf of the Corresponding Acquiring Fund, shall have executed and delivered to IMST an Assumption of Liabilities dated as of the Closing Date pursuant to which the Corresponding Acquiring Fund will assume all of the Obligations of the Acquired Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.

7.3.    IMST shall have received a favorable opinion of counsel to the Aristotle Funds Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to IMST, substantially to the following effect:

(a)    The Agreement has been duly authorized, executed and delivered by the Aristotle Funds Trust, on behalf of each Corresponding Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the other parties hereto, is a valid and binding obligation of the Aristotle Funds Trust, on behalf of each Corresponding Acquiring Fund enforceable against the Aristotle Funds Trust and the Corresponding Acquiring Fund in accordance with its terms.

(b)    Assuming that consideration therefor of not less than the net asset value thereof has been paid, the shares of the Corresponding Acquiring Fund to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Corresponding Acquiring Fund.

(c)    To such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Act is required to be obtained by the Aristotle Funds Trust in order to consummate the transactions contemplated by this Agreement, except such as have been obtained.

7.4.    IMST, on behalf of the Acquired Funds, will have received an opinion of Richards, Layton & Finger, P.A, special Delaware counsel to Aristotle Funds Trust, dated as of the Closing Date, in a form reasonably satisfactory to IMST, substantially to the effect that:

(a)    Aristotle Funds Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its governing instrument to execute, deliver and perform its obligations under the Agreement.

(b)    The execution and delivery of the Agreement and the consummation by Aristotle Funds Trust of the transactions contemplated thereby have been duly authorized by Aristotle Funds Trust under its governing instrument and the Act. Assuming its execution and delivery by the duly authorized officers of Aristotle Funds Trust, the Agreement has been duly executed and delivered by Aristotle Funds Trust.

(c)    The Agreement constitutes a legal, valid and binding agreement of Aristotle Funds Trust, enforceable against Aristotle Funds Trust, in accordance with its terms.

(d)    The Acquiring Funds have been duly established as separate series of Aristotle Funds Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(e)    The shares of the Acquiring Funds to be issued as provided for by the Agreement are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Funds.

(f)    Neither the execution, delivery and performance by Aristotle Funds Trust of the Agreement, nor the consummation by Aristotle Funds Trust of the transactions contemplated thereby, violates (i) the governing instrument of Aristotle Funds Trust or (ii) any law, rule or regulation of the State of Delaware applicable to Aristotle Funds Trust.

(g)    Neither the execution, delivery and performance by Aristotle Funds Trust of the Agreement, nor the consummation by Aristotle Funds Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust (which Certificate of Trust has been duly filed).

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of Aristotle Funds Trust have complied with their fiduciary duties in approving the Agreement and that the Reorganization is fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate Aristotle Funds Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind the trustees of Aristotle Funds Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement and any provision of the Agreement to the extent such provision relates to the dissolution or liquidation of the Acquired Funds.

7.5.    Prior to the Closing, each of the board of trustees of the Aristotle Funds Trust and the initial shareholder(s) (as the sole initial shareholder(s)) shall have approved (i) the investment advisory agreement between the Aristotle Funds Trust, on behalf of the Corresponding Acquiring Fund, and Aristotle Investment Services, LLC and (ii) any applicable investment sub-advisory agreement for the Corresponding Acquiring Fund.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

With respect to each Reorganization, the respective obligations of the Aristotle Funds Trust and an Acquiring Fund and IMST and the Corresponding Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.    This Agreement shall have been approved by the shareholders of the Corresponding Acquired Fund in the manner required by IMST’s Declaration of Trust and by-laws, and by applicable law, and the parties shall have received reasonable evidence of such approval; provided, however, that each Reorganization shall be mutually exclusive as to any other Reorganization contemplated by this Agreement, such that the failure of any Acquired Fund to obtain shareholder approval or consent of this Agreement shall not have any impact on the Reorganization of any other Acquired Fund into the Corresponding Acquiring Fund.

8.2.    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than IMST, the Aristotle Funds Trust, AIS or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by IMST or the Aristotle Funds Trust to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Corresponding Acquired Fund.

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.    The post-effective amendment, if any, to the registration statement of Aristotle Funds Trust on Form N-1A relating to the Acquiring Fund Shares shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.    IMST and the Aristotle Funds Trust shall have received an opinion of Ropes & Gray LLP, dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes, and provided the transactions contemplated hereby are carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by IMST and the Aristotle Funds Trust in certificates delivered to Ropes & Gray LLP, as to the Corresponding Acquired Fund and the Corresponding Acquiring Fund:

(a)    The applicable Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Obligations of the Acquired Fund (except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code), or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation.

(c)    Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the Assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the Obligations of the Acquired Fund and issuance of the Acquiring Fund Shares.

(d)    Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis in such Asset immediately prior to the transfer.

(e)    Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will include the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset).

(f)    Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their shares of the Acquired Fund solely for Acquiring Fund Shares in the Reorganization.

(g)    Under Section 358 of the Code, each Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received in the Reorganization will be the same as the shareholder’s aggregate tax basis in the shares of the Acquired Fund exchanged therefor.

(h)    Under Section 1223(1) of the Code, each Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the shareholder’s holding period for the shares of the Acquired Fund exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets at the time of the Reorganization.

(i)    Pursuant to Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The opinion will be based on certain factual certifications made by officers of the Aristotle Funds Trust and IMST and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

8.7.    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Sections 8.1 and 8.6) may be jointly waived by the board of trustees of IMST and the board of trustees of the Aristotle Funds Trust, if, in the judgment of the board of trustees of IMST, such waiver will not have a material adverse effect on the interests of the shareholders of the Corresponding Acquired Fund, and, in the judgment of the board of trustees of the Aristotle Funds Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.    FEES AND EXPENSES.

9.1.    Each of IMST, on behalf of the Acquired Funds, and the Aristotle Funds Trust, on behalf of the Acquiring Funds, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.

9.2.    AIS agrees that none of the costs and expenses incurred in connection with the Reorganizations other than any direct or indirect transactions costs (including, but not limited to, brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs), whether or not the Reorganizations are consummated, will be borne by IMST, the Acquired Funds, the Aristotle Funds Trust or the Acquiring Funds and that such costs and expenses, including any solicitation costs, will be borne by AIS. At the Closing, AIS shall pay the estimated expenses to be paid by it pursuant to this paragraph 9.2, and any remaining balance shall be paid by AIS within thirty (30) days after the Closing.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, and constitutes the only understanding with respect to such subject matter.
10.2    Each of IMST, on behalf of the Acquired Funds, and the Aristotle Funds Trust, on behalf of the Acquiring Funds, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.

10.3.    No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse therefore against any other party in connection therewith; provided that this Section 10.3 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.

11.    TERMINATION.

11.1.    This Agreement may be terminated by the mutual agreement of IMST and the Aristotle Funds Trust prior to the Closing Date.

11.2.    In addition, either of IMST or the Aristotle Funds Trust may at its option terminate this Agreement, with respect to a Reorganization at or prior to the Closing Date because:

(a)    Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)    A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of [ ];

(c)    Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)    The board of trustees of IMST or the board of trustees of the Aristotle Funds Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of an Acquired Fund’s shareholders or an Acquiring Fund’s shareholders.

11.3.    In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.    TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Corresponding Acquired Fund on the books of the Corresponding Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.    AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by IMST and the Aristotle Funds Trust (and, for purposes of amendments to Sections 1.1(b), 2.2, 3.2, 8.2 and 9.2, AIS); provided, however, that following the meeting of an Acquired Fund’s shareholders pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such Acquired Fund’s shareholders.

14.    NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed given to a party when: (i) delivered in person; (ii) transmitted by email (provided that the sender does not receive a notice of non-delivery or other similar error); (iii) mailed by certified or registered mail (return receipt requested and obtained); or (iv) delivered by a nationally recognized overnight courier service (costs prepaid) to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

If to IMST, on behalf of the Acquired Funds: Investment Managers Series Trust 235 West Galena Street Milwaukee, WI 53212 Attn: [ ] Email: [ ] Re: [ ]	If to the Aristotle Funds Trust, on behalf of the Acquiring Funds: Aristotle Funds Series Trust 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025 Attn: President Email: afst@aristotlecap.com Re: [ ]
If to AIS: Aristotle Investment Services, LLC 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025 Attn: [ ] Email: Re: [ ]

15.    MISCELLANEOUS.

15.1.    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.    This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be constructed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.    [Reserved.]

15.7.    IMST acknowledges and agrees that the Aristotle Funds Trust is a series trust pursuant to Sections 3804(a) and 3806(b)(2) of the Act and enters into this Agreement on behalf of the Acquiring Funds. Accordingly, the obligations of the Aristotle Funds Trust set forth in this Agreement are limited obligations with respect to only the assets assigned to the applicable Acquiring Fund and the parties hereto hereby agree and confirm that all liabilities and obligations owed to any party or other person under this Agreement by the Aristotle Funds Trust are owed separately with respect to the applicable Acquiring Fund and are payable from and enforceable against the assets allocated to the applicable Acquiring Fund only and not against the assets of the Aristotle Funds Trust generally or the assets of any other series of the Aristotle Funds Trust. Further, IMST acknowledges and agrees that the Acquiring Funds are not separate legal entities under Delaware law and that any reference in this Agreement to an Acquiring Fund being a party to an agreement or being bound to an agreement or otherwise referred to in a manner that would imply that the Acquiring Funds are separate legal entities shall be interpreted to be referring to the Aristotle Funds Trust acting in the name of such Acquiring Fund or acting on behalf of such Acquiring Fund as the case may be in a manner permitted by Section 3804(a) of the Act. The execution and delivery of this Agreement have been authorized by the trustees of Aristotle Funds Trust on behalf of the Acquiring Funds and signed by authorized officers of Aristotle Funds Trust, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the applicable Acquiring Fund as provided in the Aristotle Funds Trust’s governing documents.

15.8.    The Aristotle Funds Trust acknowledges and agrees that IMST is a series trust pursuant to Sections 3804(a) and 3806(b)(2) of the Act and enters into this Agreement on behalf of the Acquired Funds. Accordingly, the obligations of IMST set forth in this Agreement are limited obligations with respect to only the assets assigned to the applicable Acquired Fund and the parties hereto hereby agree and confirm that all liabilities and obligations owed to any party or other person under this Agreement by IMST are owed separately with respect to the applicable Acquired Fund and are payable from and enforceable against the assets allocated to the applicable Acquired Fund only and not against the assets of IMST generally or the assets of any other series of IMST. Further, the Aristotle Funds Trust acknowledges and agrees that the Acquired Funds are not separate legal entities under Delaware law and that any reference in this Agreement to an Acquired Fund being a party to an agreement or being bound to an agreement or otherwise referred to in a manner that would imply that the Acquired Funds are separate legal entities shall be interpreted to be referring to IMST acting in the name of such Acquired Fund or acting on behalf of such Acquired Fund as the case may be in a manner permitted by Section 3804(a) of the Act. The execution and delivery of this Agreement have been authorized by the trustees of IMST on behalf of the Acquired Funds and signed by authorized officers of IMST, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the applicable Acquired Fund as provided in IMST’s governing documents.

16. COOPERATION AND EXCHANGE OF INFORMATION

IMST and the Aristotle Funds Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Funds and Acquiring Funds for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Investment Managers Series Trust, on behalf of each Acquired Fund		Aristotle Funds Series Trust, on behalf of each Acquiring Fund

By:		By:
Name:	[ ]	Name:	[ ]
Title:	[ ]	Title:	[ ]

For purposes of Section 1.1(b), 2.2, 3.2, 8.2 and 9.2 only:

Aristotle Investment Services, LLC

By:
Name:	[ ]
Title:	[ ]

Exhibit A

Acquired Fund/Acquiring Fund (and share classes) list:

Acquired Fund	Acquired Fund Share Class		Acquiring Fund Share Class	Acquiring Fund
Aristotle/Saul Global Equity Fund	Class I	➢	Class I-2	Aristotle/Saul Global Equity Fund II
Aristotle Value Equity Fund	Class I	➢	Class I-2	Aristotle Value Equity Fund II

Schedule I

[Material Proceedings or Investigations of Acquired Funds]

Schedule II

[Obligations of Acquired Funds]

Schedule III

[Material Proceedings or Investigations of Acquiring Funds]

AGREEMENT AND PLAN OF REORGANIZATION FOR ARISTOTLE INTERNATIONAL EQUITY FUND, ARISTOTLE CORE EQUITY FUND AND ARISTOTLE SMALL CAP EQUITY FUND
This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of [ ], 2023, by and between Investment Managers Series Trust (“IMST”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 235 W. Galena Street, Milwaukee, WI 53212, on behalf of its series listed on Exhibit A attached hereto (each series, an “Acquired Fund” and collectively, the “Acquired Funds”), and Aristotle Funds Series Trust (the “Aristotle Funds Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025, on behalf its series listed on Exhibit A attached hereto (each series an “Acquiring Fund” and collectively, the “Acquiring Funds”). Other than the Acquiring Funds and the Acquired Funds, no other series of either IMST or the Aristotle Funds Trust are subject to this Agreement. Aristotle Investment Services, LLC (“AIS”), a limited liability company organized under the laws of the State of Delaware, joins this Agreement solely for the purposes of Sections 1.1(b), 2.2, 3.2, 8.2 and 9.2.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated under Section 368 of the Code. Each reorganization (“Reorganization”) will consist of (i) the transfer of all of the assets, property and goodwill as set forth in Section 1.2 of this Agreement (“Assets”) of an Acquired Fund (which may be renamed subsequent to the date of this Agreement) to the corresponding Acquiring Fund set forth on Exhibit A (each such pair of Acquired Fund and its corresponding Acquiring Fund, a “Corresponding Acquired Fund” or “Corresponding Acquiring Fund” as appropriate), in exchange solely for (A) shares of beneficial interest, no par value per share, of the class of shares of the Acquiring Fund listed on Exhibit A attached hereto (“Acquiring Fund Shares”), with the number of such Acquiring Fund Shares to be determined as set forth in this Agreement and (B) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Corresponding Acquired Fund; and (ii) the distribution by the Corresponding Acquired Fund, after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares to the shareholders of the Corresponding Acquired Fund in exchange for their shares of the Corresponding Acquired Fund in termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

This Agreement provides for multiple Reorganizations and each Reorganization between an Acquired Fund and its Corresponding Acquiring Fund shall be treated as if it had been the subject of a separate agreement. Each Acquired Fund and IMST acting for itself and on behalf of each Acquired Fund, and each Corresponding Acquiring Fund and the Aristotle Funds Trust acting for itself and on behalf of each Corresponding Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

The parties hereto therefore covenant and agree as follows:

1.    TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF OBLIGATIONS AND THE ACQUIRING FUND SHARES OF THE CORRESPONDING ACQUIRING FUND AND LIQUIDATION OF THE ACQUIRED FUND.

1.1Subject to the terms and conditions hereof and on the basis of the representations, warranties and covenants contained herein:

(a)IMST, on behalf of each Corresponding Acquired Fund, agrees to sell, assign, convey, deliver and otherwise transfer to the Corresponding Acquiring Fund, and the Aristotle Funds Trust, on behalf of each Corresponding Acquiring Fund, will acquire, on the Closing Date, all of the Assets of the Corresponding Acquired Fund, as set forth in Section 1.2.

(b)    The Aristotle Funds Trust, on behalf of each Acquiring Fund, shall, on the Closing Date, (i) issue and deliver to the Corresponding Acquired Fund the number of Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Corresponding Acquired Fund, less the amount of the liabilities of the Corresponding Acquired Fund, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.4, by (B) the net asset value of one Corresponding Acquiring Fund Share, computed in the manner and as of the time and date set forth in Sections 2.3 and 2.4, and (ii) assume, with respect to each Acquiring Fund, all of the Corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (the “Obligations”). In order to ensure each Acquired Fund receives the number of Corresponding Acquiring Fund Shares that it would receive if each Acquired Fund’s Assets were valued for the purpose of each applicable Reorganization using IMST’s valuation procedures (the “IMST Valuation Procedures”), AIS shall, to the extent necessary, contribute cash to the Corresponding Acquiring Fund as described in Section 2.2 below. Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). Each Acquired Fund shall use its best efforts to discharge all of its Obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus and to continue to manage the day-to-day operations of the Acquired Fund without disruption to the Acquired Fund Shareholders (as defined below).

(c)    Upon consummation of the transactions described in subsections (a) and (b) above, each Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date (“Acquired Fund Shareholders”) the shares of the Corresponding Acquiring Fund received by it. Each Acquired Fund Shareholder shall be entitled to receive that number of Acquiring Fund Shares equal to (i) the number of shares of such Acquired Fund held by such Acquired Fund Shareholder divided by the number of Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Acquiring Fund Shares received by the Acquired Fund.

1.2.    The Assets of each Acquired Fund to be acquired by the Corresponding Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and all receivables for shares sold and all other Assets which are owned by the Acquired Fund on the Closing Date.

1.3.    As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable, IMST agrees that each Acquired Fund will liquidate and distribute, pro rata, to Acquired Fund Shareholders the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1 (such date, the “Liquidation Date”). Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Corresponding Acquiring Fund to open accounts on the share records of the Corresponding Acquiring Fund in the names of Acquired Fund Shareholders and representing the respective number of Acquiring Fund Shares due to such shareholders. The Corresponding Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.    As soon as practicable after the Closing Date, IMST agrees that each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation, dissolution and termination of its registration with the Securities and Exchange Commission (the “Commission”). IMST further agrees that any reporting responsibility relating to such liquidation of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of IMST and each Acquired Fund, up to and including the Closing Date and thereafter.

1.5.    Any and all obligations or liabilities arising under or in respect of this Agreement with respect to an Acquired Fund or its Corresponding Acquiring Fund shall be those of such Acquired Fund or its Corresponding Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of IMST or the Aristotle Funds Trust generally, and, for clarity, under no circumstances will any other series of IMST or the Aristotle Funds Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.     VALUATION.

2.1.    On the Closing Date, each Acquiring Fund will deliver to the Corresponding Acquired Fund a number of Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.1(b).

2.2.    The value of each Acquired Fund’s Assets to be acquired by its Corresponding Acquiring Fund hereunder shall be computed as of the close of business on the Valuation Date (defined below) by the administrator of the Acquiring Funds pursuant to the valuation procedures set forth in the Aristotle Funds Trust’s Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information (“Aristotle Valuation Procedures”); provided, however, that to the extent the value of the Assets of an Acquired Fund computed pursuant to the Aristotle Valuation Procedures is less than the value of such Acquired Fund’s Assets computed pursuant to the IMST Valuation Procedures, AIS shall contribute to the Corresponding Acquiring Fund the amount in cash such that the Acquired Fund receives at the Closing the number of Acquiring Fund Shares that it would receive if the Acquired Fund’s Assets were computed pursuant to the IMST Valuation Procedures.

2.3.    The net asset value of each Acquiring Fund Share with respect to the acquisition of its Corresponding Acquired Fund hereunder shall be computed as of the close of business on the Valuation Date (defined below) by the administrator of the Acquiring Funds pursuant to the Aristotle Valuation Procedures.

2.4.    The valuation date shall be at the close of business on the business day immediately preceding the Closing Date, after the declaration of any dividends, if applicable, by an Acquired Fund and after effectuating any redemptions of Acquired Fund shares effective as of such date (the “Valuation Date”).

2.5.    The Aristotle Funds Trust agrees that each Acquiring Fund shall issue Acquiring Fund Shares to the applicable Corresponding Acquired Fund on one share deposit receipt registered in the name of the Corresponding Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to Acquired Fund Shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Aristotle Funds Trust’s transfer agent which will as soon as practicable open accounts for Acquired Fund Shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.    Each Acquired Fund will pay or cause to be paid to the Corresponding Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the Assets of an Acquired Fund acquired by the Corresponding Acquiring Fund.

3.     CLOSING AND CLOSING DATE.

3.1.    The Closing Date shall be on or about [ ], 2023, or any such other date as the parties may agree in writing. The Closing shall be held at the offices of the IMST Trust’s administrator, Mutual Fund Administration, LLC (or such other place as the parties may agree), at such time as the parties may agree. The Closing shall be effective as of [ ], Eastern time, on the Closing Date.

3.2.    The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to U.S. Bank National Association, the custodian for the Acquiring Funds (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities, cash and other remaining Assets, if any, of each Acquired Fund shall be delivered by IMST to the Custodian for the account of the Corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”). The cash delivered shall be transferred to the account of the Corresponding Acquiring Fund at the Custodian in a manner acceptable to the Aristotle Funds Trust. AIS shall be responsible for paying any and all necessary taxes in connection with the delivery of the Assets, including all applicable Federal, state and foreign stock transfer stamps and/or financial transaction taxes. Neither IMST nor any Acquired Fund shall be responsible for the payment of any such taxes or fees.

3.3.    In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted, in a manner set forth in an Acquiring Fund’s then current prospectus, so that accurate appraisal of the values of the net assets of the Acquired Funds or the net asset value of the Acquiring Fund Shares is impracticable, the Valuation Date and the Closing Date shall each occur as soon as practicable after trading shall have been fully resumed and reporting shall have been restored as the parties hereto may agree; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of IMST or the Aristotle Funds Trust upon the giving of written notice to the other party.

3.4.    Prior to close of business on the Closing Date, IMST or its transfer agent shall deliver to the Aristotle Funds Trust or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of each Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of IMST on behalf of each Acquired Fund. The Acquiring Fund Shares issuable pursuant to Section 1.1 shall promptly be credited by the Corresponding Acquiring Fund to the Corresponding Acquired Fund’s account on the books of the Corresponding Acquiring Fund. On the Liquidation Date, the Aristotle Funds Trust will provide to IMST evidence reasonably satisfactory to IMST that such Acquiring Fund Shares have been credited pro rata, to open accounts in the names of Acquired Fund Shareholders as provided in Section 1.3.

3.5.    At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.    REPRESENTATIONS AND WARRANTIES.

4.1.    Representations and Warranties of IMST, on behalf of the Acquired Funds.

IMST, on behalf of the Acquired Funds, represents and warrants the following to the Aristotle Funds Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all respects of the following on the Closing Date:

(a)    IMST is a statutory trust created under the laws of the State of Delaware and has power to own all of its properties and assets, carry on its business as it is now being conducted, and to carry out its obligations under this Agreement.

(b)    [Reserved.]

(c)    IMST is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquired Funds have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

(d)    Each Acquired Fund is a separate series of IMST duly constituted in accordance with the applicable provisions of the Declaration of Trust of IMST and the 1940 Act.

(e)    Each Acquired Fund is not in violation in any material respect of any provisions of IMST’s Declaration of Trust or by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)    Each Acquired Fund’s current prospectuses and statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to any of IMST or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)    At the Closing Date, each Acquired Fund will have good and marketable title to its Assets to be transferred to the Corresponding Acquiring Fund pursuant to Section 1.2.

(h)    Except as has been disclosed on Schedule I, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of IMST or the Acquired Funds, threatened against any Acquired Fund or any of its properties or assets or any person whom an Acquired Fund may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation. Neither IMST nor the Acquired Funds knows of any facts that are likely to form the basis for the institution of such proceedings, and no Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(i)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of each Acquired Fund at, as of and for the fiscal year ended December 31, 2022, audited by Tait, Weller & Baker LLP, independent registered public accounting firm to each Acquired Fund, copies of which have been furnished to the Acquiring Funds, fairly reflect the financial condition and results of operations of the Acquired Funds as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and each Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since December 31, 2022.

(j)    The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of each Acquired Fund at, as of and for the fiscal period ended June 30, 2023, copies of which have been furnished to the Acquiring Funds, fairly reflect the financial condition and results of operations of the Acquired Funds as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and each Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since June 30, 2023.

(k)    Except as has been disclosed on Schedule II to this Agreement, to the knowledge of IMST, none of the Acquired Funds has any Obligations. Prior to the Closing Date, each Acquired Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities. Since June 30, 2023, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by an Acquired Fund of indebtedness (other than in the ordinary course of business), except as otherwise disclosed to and accepted by the Corresponding Acquiring Fund in writing. For the purposes of this subparagraph (k), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such material adverse change.

(l)    As of the Closing Date, (A) all material federal, state, foreign and other returns, dividend and information reporting forms and other Tax (as defined below) related reports of each Acquired Fund required by applicable law to have been filed by or with respect to each Acquired Fund on or prior to the Closing Date have been or shall be filed in a timely manner, or in the case of reporting organizational actions affecting the basis of securities, timely posted in an area of a public website dedicated to this purpose, and are or will be true, correct and complete as of the time of their filing in all material respects and accurately state the amount of Tax (if any) owed for the periods covered by such returns, forms and reports, or, in the case of dividend and information reporting forms, the amount and character of income or other information required to be reported by the Acquired Funds, (B) all Taxes shown as due or required to be shown as due on such returns, forms and reports, or any other material Taxes due, and any interest and/or penalties, shall have been paid or provision shall have been made on the Acquired Fund’s books for the payment thereof, (C) to the knowledge of IMST, no Acquired Fund is under audit and no assessment for material Taxes or other material amounts has been proposed or asserted in writing with respect to an Acquired Fund, (D) there are no known actual or proposed material deficiency assessments with respect to any Taxes payable by any Acquired Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of any Acquired Fund, (F) the amounts set up as provisions for Taxes in the books and records of each Acquired Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by an Acquired Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) each Acquired Fund has complied with the requirements for collection and maintenance of Forms

W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem, fees, assessments, charges or other taxes, stamp taxes and duties, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(m)    Each Acquired Fund (A) has elected to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code, (B) is a “fund” as defined in Section 851(g) of the Code, (C) has qualified, or will qualify, for all taxable years since inception for treatment as a RIC and (D) has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and treatment as a RIC and will continue to so qualify at all times until the Closing .

(n)    The authorized capital of IMST consists of an unlimited number of shares of beneficial interest, par value of $0.01 per share, of such number of different series as the Trustees of IMST may authorize from time to time. The outstanding shares of beneficial interest of each Acquired Fund as of the Closing Date will be held of record by the persons and in the amounts set forth in the list provided by IMST or its designated agent to the Aristotle Funds Trust or its designated agent pursuant to Section 3.4. All issued and outstanding shares of the Acquired Funds are, and at the Closing Date will be, validly issued, fully paid and non-assessable by IMST, and will have been issued in material compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Funds are outstanding.

(o)     From inception, each Acquired Fund’s investment operations have been in material compliance in all respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Funds, as in effect from time to time, except as previously disclosed in writing to the Aristotle Funds Trust and attached hereto as [ ].

(p)     The execution, delivery and performance of this Agreement have been duly authorized by the Trustees of IMST and by all other necessary action on the part of IMST and the Acquired Funds, other than shareholder approval as required by Section 8.1 hereof. Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of IMST, on behalf of the Acquired Funds, enforceable against IMST and the Acquired Funds in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(q)    Any information provided in writing by IMST in respect of the Acquired Funds or by the Acquired Funds for use, to the extent applicable, in the proxy statement of the Acquired Funds (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Aristotle Funds Trust (the “Registration Statement”), does not, and from the date provided will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Corresponding Acquiring Fund for use therein.

(r)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by IMST, for itself and on behalf of the Acquired Funds, or the performance of the Agreement by IMST, for itself and on behalf of the Acquired Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(s)    There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectuses or registration statements.

(t)    As of both the Valuation Date and the Closing Date, IMST and the Acquired Funds will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of each Acquired Fund to be transferred to the Corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments, as that term is defined below, and any such other assets and liabilities as contemplated by this Agreement, each Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Corresponding Acquired Fund, and without any restrictions upon the transfer thereof, other than such restrictions as might arise under the 1933 Act or which were previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean an Acquired Fund’s investments shown on the schedule of its portfolio investments as of [ ], as supplemented with such changes as such Acquired Fund shall make after [ ], which changes shall be disclosed to the Aristotle Funds Trust and the Corresponding Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)    The books and records of each Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Aristotle Funds Trust and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of each Acquired Fund.

(v)    To the best of IMST’s and the Acquired Funds’ knowledge, all of the issued and outstanding shares of the Acquired Funds shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Funds have taken all action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws, and such action has been effective to remedy all such prior failures. There have been no known miscalculations of the net asset value of any Acquired Fund or the net asset value per share of any Acquired Fund which would have a material adverse effect on any Acquired Fund at the time of this Agreement or on any Acquired Fund’s Assets at the time of this Agreement.

(w)    No Acquired Fund will be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

(x)    No Acquired Fund has been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or Tax return.

(y)    Neither IMST nor any Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; although they may have claims against certain debtors in such a Title 11 or similar case.

(z)    [Reserved].

(aa)    Neither IMST nor any Acquired Fund has received written notification from any taxing authority that asserts a position contrary to any of the above representations.

4.2.    Representations and Warranties of the Aristotle Funds Trust, on behalf of the Acquiring Funds.

The Aristotle Funds Trust, on behalf of the Acquiring Funds, represents and warrants the following to the Acquired Funds and IMST as of the date hereof and agrees to confirm the continuing accuracy and completeness in all respects of the following on the Closing Date:

(a)The Aristotle Funds Trust is a statutory trust created under the laws of the State of Delaware, has power to own all of its properties and assets, carry on its business as it is now being conducted, and to carry out its obligations under this Agreement.

(b)    [Reserved.]

(c)    The Aristotle Funds Trust is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquiring Funds have been duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

(d)    Each Acquiring Fund is a separate series of the Aristotle Funds Trust duly constituted in accordance with the applicable provisions of the Declaration of Trust of the Aristotle Funds Trust and the 1940 Act.

(e)    Each Acquiring Fund is not in violation in any material respect of any provisions of the Aristotle Funds Trust’s Declaration of Trust or by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(f)    The Acquiring Funds’ current prospectuses and statement of additional information (collectively, the “Acquiring Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Aristotle Funds Trust or the Acquiring Funds required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)    Except as has been disclosed on Schedule III, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Aristotle Funds Trust or the Acquiring Funds, threatened as to the Acquiring Funds or any of their respective properties or assets or any person whom the Acquiring Funds may be obligated directly or indirectly to indemnify in connection with such litigation, proceedings or investigation. Neither Aristotle Funds Trust nor the Acquiring Funds knows of any facts that are likely to form the basis for the institution of such proceedings, and no Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(h)    The Acquiring Funds (other than Aristotle Small Cap Equity Fund II, collectively the “Newly Formed Acquiring Funds”) commenced operations on April 17, 2023. The Newly Formed Acquiring Funds have not yet filed their first federal income tax return. As of the Closing Date, no federal, state or other Tax Returns of the Newly Formed Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Newly Formed Acquiring Fund. As of the Closing Date, no Newly Formed Acquiring Fund will have been required to pay any assessments and no Newly Formed Acquiring Fund will have any Tax liabilities. Consequently, as of the Closing Date, to the knowledge of the Aristotle Funds Series Trust no Newly Formed Acquiring Fund will be under audit by any federal, state, local or foreign Tax authority and there will not have been any Tax assessment asserted with respect to a Newly Formed Acquiring Fund, there will be no levies, liens or other encumbrances on a Newly Formed Acquiring Fund, and there will be no waivers of the time to assess any Taxes with respect to a Newly Formed Acquiring Fund. For the taxable year that includes the Closing Date, each Newly Formed Acquiring Fund has taken all steps necessary to ensure that it qualifies and will be treated as a RIC under Sections 851 of the Code and will be eligible to compute its federal income tax under Section 852 of the Code. Upon the closing of the Reorganization each Newly Formed Acquiring Fund intends to take all steps necessary to ensure that it continues to qualify and will be treated as a “regulated investment company” under Sections 851 of the Code and will continue to be eligible to compute and will compute its federal income tax under Section 852 of the Code for each taxable year.

(i)    The authorized capital of the Aristotle Funds Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of the Aristotle Funds Trust may authorize from time to time. All issued and outstanding shares of the Acquiring Funds, including the Acquiring Fund Shares to be issued in connection with this Agreement, are validly issued, fully paid and non-assessable by the Aristotle Funds Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Funds are outstanding.
(j)    The Newly Formed Acquiring Funds commenced operations on April 17, 2023. Each Newly Formed Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code, and will continue to meet such requirements at all times through the Closing Date. Each Newly Formed Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on each Newly Formed Acquiring Fund’s books. Each Newly Formed Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. Each Newly Formed Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by a Newly Formed Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Each Newly Formed Acquiring Fund is in compliance with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)    With respect to the Aristotle Small Cap Equity Fund II, (A) all material Tax Returns required by applicable law to have been filed by or with respect to the Acquiring Fund on or prior to the Closing Date have been or shall be filed in a timely manner, and are or will be true, correct and complete as of the time of their filing in all material respects, (B) all Taxes shown as due or required to be shown as due on such Tax Returns shall have been paid or provision shall have been made on the Acquiring Fund’s books for the payment thereof, (C) the Acquiring Fund is not under audit and no assessment for material Taxes or other material amounts has been proposed or asserted in writing with respect to the Acquiring Fund, (D) there are no known actual or proposed material deficiency assessments with respect to any Taxes payable by the Acquiring Fund, (E) there are no levies, liens or encumbrances relating to Taxes existing or pending with respect to the assets of the Acquiring Fund, (F) the amounts set up as provisions for Taxes in the books and records of the Acquiring Fund as of the close of business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquiring Fund for any periods or fiscal years prior to and including the close of business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the close of business on the Valuation Date that are attributable to any such period or fiscal year, and (G) the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8, as applicable, and its obligations as a withholding agent.

(l)    The Aristotle Small Cap Equity Fund II has (A) has elected to be treated as a RIC under Subchapter M of the Code, (B) is a “fund” as defined in Section 851(g) of the Code, (C) has qualified, or will qualify, for all taxable years since inception for treatment as a RIC and (D) has complied or will comply in all material respects with all provisions of applicable law necessary to preserve and retain such qualification and treatment as a RIC and will continue to so qualify at all times through the Closing Date.

(m)    Since April 17, 2023, there has not been any material adverse change in any Acquiring Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by an Acquiring Fund of indebtedness (other than in the ordinary course of business), except as otherwise disclosed to and accepted by the Corresponding Acquired Fund in writing. For the purposes of this subparagraph (k), (i) distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business and (ii) the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such material adverse change.

(n)    From inception, each Acquiring Fund’s investment operations have been in material compliance in all respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquiring Funds, as in effect from time to time, except as previously disclosed in writing to IMST and attached hereto as [ ].

(o)    To the best of Aristotle Funds Trust’s and the Acquiring Funds’ knowledge, all of the issued and outstanding shares of the Acquiring Funds shall have been offered for sale and sold in material conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Funds have taken all action necessary to remedy any prior failure to have offered for sale and sold such shares in material conformity with such laws, and such action has been effective to remedy all such prior failures. There have been no known miscalculations of the net asset value of any Acquiring Fund or the net asset value per share of any Acquiring Fund which would have a material adverse effect on any Acquiring Fund at the time of this Agreement or on any Acquiring Fund’s assets at the time of this Agreement.

(p)    The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of the Aristotle Funds Trust and by all other necessary action on the part of the Aristotle Funds Trust and the Acquiring Funds and this Agreement constitutes the valid and binding obligation of the Aristotle Funds Trust, on behalf of the Acquiring Funds enforceable against the Aristotle Funds Trust and the Acquiring Funds in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(q)    As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Aristotle Funds Trust and the Acquiring Funds, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties of this Subsection shall not apply to statements or omissions made in reliance upon and in conformity with information that was furnished by the Corresponding Acquired Fund for use therein.

(r)    There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectuses and registration statements.

(s)    All books and records of the Acquiring Funds made available to IMST and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(t)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Aristotle Funds Trust, for itself and on behalf of the Acquiring Funds, or the performance of the Agreement by the Aristotle Funds Trust, for itself and on behalf of the Acquiring Funds, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

5.    COVENANTS OF THE PARTIES.

5.1.    IMST covenants that each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions. The Aristotle Funds Trust covenants that each Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions.

5.2.    IMST will either call a meeting of shareholders for each Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of each Acquired Fund, or solicit the written consent of the shareholders with respect to such transactions and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.
5.3.    In connection with each Acquired Fund shareholders’ meeting or written consent, as the case may be, referred to in Section 5.2, the Aristotle Funds Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Aristotle Funds Trust will file for registration, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act, provided, however, that neither the Aristotle Funds Trust nor the applicable Acquiring Fund shall be responsible for the accuracy or completeness of information relating to IMST or any Acquired Fund that was furnished by IMST or such Acquired Fund for use therein.

5.4.    Each of IMST, the Acquired Funds, the Aristotle Funds Trust and the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, IMST and the Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of Acquired Fund shares.

5.5.    Subject to the provisions of this Agreement, IMST, the Acquired Funds, the Aristotle Funds Trust and the Acquiring Funds will each take, or cause to be taken, all actions, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6.    IMST will at the Closing Date provide the Aristotle Funds Trust with:

(a)    A statement of the respective adjusted tax basis of all Assets to be transferred by each Acquired Fund to the Corresponding Acquiring Fund;

(b)    A copy of any other Tax books and records of each Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a) of the Treasury Regulations) required by law to be filed by each Corresponding Acquiring Fund after the Closing;

(c)    A copy (which may be in electronic form) of the shareholder ledger accounts of each Acquired Fund, including, without limitation,
(i)    the name, address and taxpayer identification number of each Acquired Fund Shareholder,
(ii)    the number of shares of beneficial interest held by each Acquired Fund Shareholder,
(iii)    the dividend reinvestment elections applicable to each Acquired Fund Shareholder,
(iv)    the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., Internal Revenue Service (“IRS”) Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder, and
(v)    such information as the Aristotle Funds Trust may reasonably request concerning Acquired Fund shares or Acquired Fund Shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the Acquired Fund Shareholders’ shares as of 4:00 p.m. (Eastern Time) on the Valuation Date, who are to become holders of the Acquiring Funds as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and
(d)    All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to each Acquired Fund.

(e)    A management representation letter directed to, and in the form and manner acceptable to, the Aristotle Funds Trust and its auditor, Tait, Weller & Baker LLP (“Auditor”), covering the period from the end of the Acquired Funds most recent fiscal year end through the Closing Date, for the purposes of permitting the Aristotle Funds Trust to issue its own management representation letter to the Auditor, in connection with the audit of the Acquiring Funds financial statements.

5.7.    As promptly as practicable, but in any case within sixty days after the Closing Date, each Acquired Fund shall furnish the Corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Corresponding Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will (subject to any applicable provisions and limitations of the Code and Treasury Regulations) be carried over by the Corresponding Acquiring Fund as a result of Section 381 of the Code, and which will be certified by IMST’s President and Treasurer.

5.8.    The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as they may deem appropriate in order to continue its operations after the Closing Date.

5.9.    IMST shall cause the liquidation and termination of the Acquired Funds to be effected in the manner provided in IMST’s Declaration of Trust and by-laws, as applicable, in accordance with applicable law and that on and after the Closing Date, the Acquired Funds shall not conduct any business except in connection with their liquidation and termination.

5.10.    IMST shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Funds for tax periods ending on or before the Closing Date, and the Aristotle Funds Trust shall timely file or cause to be timely filed all Tax returns required to be filed with respect to the Acquired Funds and any Tax returns required to be filed with respect to the Acquiring Funds for any period ending after the Closing Date; provided, however, IMST shall file with the relevant taxing authorities, and make available to the Aristotle Funds Trust, on or before [ ], 2023, all income Tax returns (e.g., Form 1120-RIC) required to be filed by the Acquired Funds for their fiscal year ending on the Closing Date.

5.11.    IMST and the Acquired Funds will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Acquired Fund Shareholders.

5.12.    [ ] will distribute to its shareholders on or before the Closing Date an amount intended to equal of its current and accumulated investment company taxable income and realized net capital gain, including any such income or gain accrued through the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF IMST.

The respective obligations of the Aristotle Funds Trust and each Acquiring Fund, to complete the transactions provided for herein with respect to each Reorganization shall be subject, at its election, to the performance by IMST and the Corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to each Reorganization:

6.1.    IMST, on behalf of the Corresponding Acquired Fund, shall have delivered to the Aristotle Funds Trust a certificate executed on its behalf by IMST’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Aristotle Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of IMST and the Corresponding Acquired Fund made in this Agreement are true and correct as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that IMST and the Corresponding Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied by them under this Agreement at or prior to the Closing Date.

6.2.    IMST shall have furnished to the Aristotle Funds Trust (i) a statement of the Corresponding Acquired Fund’s assets and liabilities, valued in accordance with the valuation policies of the Acquired Fund, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on such Acquired Fund’s behalf by the Acquired Trust’s President or any Vice President and the Treasurer or any Assistant Treasurer of the Acquired Fund, and (ii) a certificate of IMST’s President or any Vice President and Treasurer or any Assistant Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Corresponding Acquired Fund since [ ] (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).

6.3.    IMST shall have furnished to the Aristotle Funds Trust a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of IMST, as to the adjusted tax basis in the hands of the Corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request within a reasonable time prior to the Closing Date.

6.4.    IMST’s custodian shall have delivered to the Aristotle Funds Trust a certificate identifying all of the assets of the Corresponding Acquired Fund held by such custodian as of the Valuation Date.

6.5.    The Aristotle Funds Trust, on behalf of the Acquiring Fund or its designated agent, shall have received from the Acquired Funds’ transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Funds’ transfer agent as of the Closing Date, (ii) a record specifying the number of shares of the Corresponding Acquired Fund outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any shares of the Corresponding Acquired Fund and the number of shares of the Corresponding Acquired Fund held of record by each such shareholder as of the Valuation Date. The Acquired Funds’ transfer agent shall also have provided the Acquiring Funds with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

6.6.    The Aristotle Funds Trust shall have received a favorable opinion of counsel to IMST or local Delaware counsel, with respect to the Corresponding Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Aristotle Funds Trust, substantially to the following effect:

(a)    IMST is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and has the power to enter into this Agreement and the power to own all of each Corresponding Acquired Fund’s properties and assets, and to carry on its business, including that of each Corresponding Acquired Fund, as presently conducted.

(b)    Each Corresponding Acquired Fund has been established as a separate series of IMST under IMST’s Declaration of Trust.

(c)    IMST is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including each Corresponding Acquired Fund, under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d)    This Agreement has been duly authorized, executed and delivered by IMST, on behalf of each Corresponding Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of IMST, on behalf of each Corresponding Acquired Fund, enforceable against IMST and the Corresponding Acquired Fund in accordance with its terms.

(e)    To such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act (the “Act”) is required to be obtained by IMST in order to consummate the transactions contemplated by this Agreement, except such as have been obtained.

(f)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of IMST’s Declaration of Trust or its by-laws.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF IMST ON BEHALF OF THE ACQUIRED FUNDS.

The respective obligations of IMST and each Acquired Fund to complete the transactions provided for herein with respect to each Reorganization shall be subject, at its election, to the performance by the Aristotle Funds Trust, on behalf of the Corresponding Acquiring Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions with respect to each Reorganization:

7.1.    The Aristotle Funds Trust shall have delivered to IMST a certificate executed on its behalf by the Aristotle Funds Trust’s President or any Vice President and its Treasurer or any Assistant Treasurer, in form and substance satisfactory to IMST and dated as of the Closing Date, to the effect that the representations and warranties of the Aristotle Funds Trust and the Corresponding Acquiring Fund made in this Agreement are true and correct in all respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Aristotle Funds Trust and the Corresponding Acquiring Fund have complied in all respects with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied in all respects by them under this Agreement at or prior to the Closing Date.

7.2.    The Aristotle Funds Trust, on behalf of the Corresponding Acquiring Fund, shall have executed and delivered to IMST an Assumption of Liabilities dated as of the Closing Date pursuant to which the Corresponding Acquiring Fund will assume all of the Obligations of the Acquired Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.

7.3.    IMST shall have received a favorable opinion of counsel to the Aristotle Funds Trust for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to IMST, substantially to the following effect:

(a)    The Agreement has been duly authorized, executed and delivered by the Aristotle Funds Trust, on behalf of each Corresponding Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the other parties hereto, is a valid and binding obligation of the Aristotle Funds Trust, on behalf of each Corresponding Acquiring Fund enforceable against the Aristotle Funds Trust and the Corresponding Acquiring Fund in accordance with its terms.

(b)    Assuming that consideration therefor of not less than the net asset value thereof has been paid, the shares of the Corresponding Acquiring Fund to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable shares of beneficial interest in the Corresponding Acquiring Fund.

(c)    To such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Act is required to be obtained by the Aristotle Funds Trust in order to consummate the transactions contemplated by this Agreement, except such as have been obtained.

7.4.    IMST, on behalf of the Acquired Funds, will have received an opinion of Richards, Layton & Finger, P.A, special Delaware counsel to Aristotle Funds Trust, dated as of the Closing Date, in a form reasonably satisfactory to IMST, substantially to the effect that:

(a)    Aristotle Funds Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its governing instrument to execute, deliver and perform its obligations under the Agreement.

(b)    The execution and delivery of the Agreement and the consummation by Aristotle Funds Trust of the transactions contemplated thereby have been duly authorized by Aristotle Funds Trust under its governing instrument and the Act. Assuming its execution and delivery by the duly authorized officers of Aristotle Funds Trust, the Agreement has been duly executed and delivered by Aristotle Funds Trust.

(c)    The Agreement constitutes a legal, valid and binding agreement of Aristotle Funds Trust, enforceable against Aristotle Funds Trust, in accordance with its terms.

(d)    The Acquiring Funds have been duly established as separate series of Aristotle Funds Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(e)    The shares of the Acquiring Funds to be issued as provided for by the Agreement are duly authorized, and upon issuance will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Funds.

(f)    Neither the execution, delivery and performance by Aristotle Funds Trust of the Agreement, nor the consummation by Aristotle Funds Trust of the transactions contemplated thereby, violates (i) the governing instrument of Aristotle Funds Trust or (ii) any law, rule or regulation of the State of Delaware applicable to Aristotle Funds Trust.

(g)    Neither the execution, delivery and performance by Aristotle Funds Trust of the Agreement, nor the consummation by Aristotle Funds Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust (which Certificate of Trust has been duly filed).

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of Aristotle Funds Trust have complied with their fiduciary duties in approving the Agreement and that the Reorganization is fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement that purport to obligate Aristotle Funds Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of the Agreement to the extent that such provisions purport to bind the trustees of Aristotle Funds Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement and any provision of the Agreement to the extent such provision relates to the dissolution or liquidation of the Acquired Funds.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

With respect to each Reorganization, the respective obligations of the Aristotle Funds Trust and an Acquiring Fund and IMST and the Corresponding Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.    This Agreement shall have been approved by the shareholders of the Corresponding Acquired Fund in the manner required by IMST’s Declaration of Trust and by-laws, and by applicable law, and the parties shall have received reasonable evidence of such approval; provided, however, that each Reorganization shall be mutually exclusive as to any other Reorganization contemplated by this Agreement, such that the failure of any Acquired Fund to obtain shareholder approval or consent of this Agreement shall not have any impact on the Reorganization of any other Acquired Fund into the Corresponding Acquiring Fund.

8.2.    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding instituted by anyone other than IMST, the Aristotle Funds Trust, AIS or its affiliates shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by IMST or the Aristotle Funds Trust to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Corresponding Acquired Fund.

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.    The post-effective amendment to the registration statement on Form N-1A relating to the Acquiring Fund Shares will continue to be effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6.    IMST and the Aristotle Funds Trust shall have received an opinion of Ropes & Gray LLP with respect to each Reorganization, dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for federal income tax purposes, and provided the transactions contemplated hereby are carried out in accordance with the applicable laws of the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by IMST and the Aristotle Funds Trust in certificates delivered to Ropes & Gray LLP, as to the Corresponding Acquired Fund and the Corresponding Acquiring Fund:

(a)    The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    Under Sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all Obligations of the Acquired Fund (except that the Acquired Fund may be required to recognize (A) gain or loss with respect to (1) contracts described in Section 1256(b) of the Code or (2) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code), (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position or (3) upon the transfer of an asset regardless of whether such transfer would otherwise be a nontaxable transaction under the Code.

(c)    Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the Assets of the Acquired Fund solely in exchange for the assumption by the Acquiring Fund of all of the Obligations of the Acquired Fund and issuance of the Acquiring Fund Shares.

(d)    Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as Acquired Fund’s tax basis in such Asset immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as in (b) above.

(e)    Under Section 1223(2) of the Code, the Acquiring Fund’s holding period of each Asset of the Acquired Fund transferred to the Acquiring Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the period during which such Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an Asset).

(f)    Under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their shares of the Acquired Fund solely for Acquiring Fund Shares in the Reorganization.

(g)    Under Section 358 of the Code, the Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received in the Reorganization will be the same as the shareholder’s aggregate tax basis in the shares of the Acquired Fund exchanged therefor.

(h)    Under Section 1223(1) of the Code, the Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the shareholder’s holding period for the shares of the Acquired Fund exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets at the time of the Reorganization.

(i)    Pursuant to Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code (including capital loss carryovers), subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

The opinion will be based on certain factual certifications made by officers of the Aristotle Funds Trust and IMST and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

8.7.    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Sections 8.1 and 8.6) may be jointly waived by the board of trustees of IMST and the board of trustees of the Aristotle Funds Trust, if, in the judgment of the board of trustees of IMST, such waiver will not have a material adverse effect on the interests of the shareholders of the Corresponding Acquired Fund, and, in the judgment of the board of trustees of the Aristotle Funds Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

9.    FEES AND EXPENSES.

9.1.    Each of IMST, on behalf of the Acquired Funds, and the Aristotle Funds Trust, on behalf of the Acquiring Funds, represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission from it arising out of the transactions contemplated by this Agreement.

9.2.    AIS agrees that none of the costs and expenses incurred in connection with the Reorganizations other than any direct or indirect transactions costs (including, but not limited to, brokerage commissions, market impact costs, implied spread costs, termination fees for derivatives, and indirect costs), whether or not the Reorganizations are consummated, will be borne by IMST, the Acquired Funds, the Aristotle Funds Trust or the Acquiring Funds and that such costs and expenses, including any solicitation costs, will be borne by AIS. At the Closing, AIS shall pay the estimated expenses to be paid by it pursuant to this paragraph 9.2, and any remaining balance shall be paid by AIS within thirty (30) days after the Closing.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, and constitutes the only understanding with respect to such subject matter.

10.2    Each of IMST, on behalf of the Acquired Funds, and the Aristotle Funds Trust, on behalf of the Acquiring Funds, agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.

10.3.    No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse therefore against any other party in connection therewith; provided that this Section 10.3 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.

11.    TERMINATION.

11.1.    This Agreement may be terminated by the mutual agreement of IMST and the Aristotle Funds Trust prior to the Closing Date.

11.2.    In addition, either of IMST or the Aristotle Funds Trust may at its option terminate this Agreement, with respect to a Reorganization at or prior to the Closing Date because:

(a)    Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)    A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of [ ];

(c)    Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)    The board of trustees of IMST or the board of trustees of the Aristotle Funds Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of an Acquired Fund’s shareholders or an Acquiring Fund’s shareholders.

11.3.    In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.    TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the shares of the Corresponding Acquired Fund on the books of the Corresponding Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.    AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be jointly agreed upon in writing by IMST and the Aristotle Funds Trust (and, for purposes of amendments to Sections 1.1(b), 2.2, 3.2, 8.2 and 9.2, AIS; provided, however, that following the meeting of an Acquired Fund’s shareholders pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such Acquired Fund’s shareholders.

14.    NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed given to a party when: (i) delivered in person; (ii) transmitted by email (provided that the sender does not receive a notice of non-delivery or other similar error); (iii) mailed by certified or registered mail (return receipt requested and obtained); or (iv) delivered by a nationally recognized overnight courier service (costs prepaid) to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

If to IMST, on behalf of the Acquired Funds: Investment Managers Series Trust 235 West Galena Street Milwaukee, WI 53212 Attn: [ ] Email: [ ] Re: [ ]	If to the Aristotle Funds Trust, on behalf of the Acquiring Funds: Aristotle Funds Series Trust 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025 Attn: President Email: afst@aristotlecap.com Re: [ ]
If to AIS: Aristotle Investment Services, LLC 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025 Attn: [ ] Email: Re: [ ]

15.    MISCELLANEOUS.

15.1.    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.    This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be constructed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.    [Reserved.]

15.7.    IMST acknowledges and agrees that the Aristotle Funds Trust is a series trust pursuant to Sections 3804(a) and 3806(b)(2) of the Act and enters into this Agreement on behalf of the Acquiring Funds. Accordingly, the obligations of the Aristotle Funds Trust set forth in this Agreement are limited obligations with respect to only the assets assigned to the applicable Acquiring Fund and the parties hereto hereby agree and confirm that all liabilities and obligations owed to any party or other person under this Agreement by the Aristotle Funds Trust are owed separately with respect to the applicable Acquiring Fund and are payable from and enforceable against the assets allocated to the applicable Acquiring Fund only and not against the assets of the Aristotle Funds Trust generally or the assets of any other series of the Aristotle Funds Trust. Further, IMST acknowledges and agrees that the Acquiring Funds are not separate legal entities under Delaware law and that any reference in this Agreement to an Acquiring Fund being a party to an agreement or being bound to an agreement or otherwise referred to in a manner that would imply that the Acquiring Funds are separate legal entities shall be interpreted to be referring to the Aristotle Funds Trust acting in the name of such Acquiring Fund or acting on behalf of such Acquiring Fund as the case may be in a manner permitted by Section 3804(a) of the Act. The execution and delivery of this Agreement have been authorized by the trustees of Aristotle Funds Trust on behalf of the Acquiring Funds and signed by authorized officers of Aristotle Funds Trust, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the applicable Acquiring Fund as provided in the Aristotle Funds Trust’s governing documents.

15.8.    The Aristotle Funds Trust acknowledges and agrees that IMST is a series trust pursuant to Sections 3804(a) and 3806(b)(2) of the Act and enters into this Agreement on behalf of the Acquired Funds. Accordingly, the obligations of IMST set forth in this Agreement are limited obligations with respect to only the assets assigned to the applicable Acquired Fund and the parties hereto hereby agree and confirm that all liabilities and obligations owed to any party or other person under this Agreement by

IMST are owed separately with respect to the applicable Acquired Fund and are payable from and enforceable against the assets allocated to the applicable Acquired Fund only and not against the assets of IMST generally or the assets of any other series of IMST. Further, the Aristotle Funds Trust acknowledges and agrees that the Acquired Funds are not separate legal entities under Delaware law and that any reference in this Agreement to an Acquired Fund being a party to an agreement or being bound to an agreement or otherwise referred to in a manner that would imply that the Acquired Funds are separate legal entities shall be interpreted to be referring to IMST acting in the name of such Acquired Fund or acting on behalf of such Acquired Fund as the case may be in a manner permitted by Section 3804(a) of the Act. The execution and delivery of this Agreement have been authorized by the trustees of IMST on behalf of the Acquired Funds and signed by authorized officers of IMST, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the applicable Acquired Fund as provided in IMST’s governing documents.

16.     COOPERATION AND EXCHANGE OF INFORMATION

IMST and the Aristotle Funds Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of taxes requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will either retain for a period of six (6) years following the Closing or deliver to the other party or its respective agent all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Funds and Acquiring Funds for their taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Investment Managers Series Trust, on behalf of each Acquired Fund		Aristotle Funds Series Trust, on behalf of each Acquiring Fund

By:		By:
Name:	[ ]	Name:	[ ]
Title:	[ ]	Title:	[ ]

For purposes of Section 1.1(b), 2.2, 3.2, 8.2 and 9.2 only:

Aristotle Investment Services, LLC

By:
Name:	[ ]
Title:	[ ]

Exhibit A

Acquired Fund/Acquiring Fund (and share classes) list:

Acquired Fund	Acquired Fund Share Class		Acquiring Fund Share Class	Acquiring Fund
Aristotle International Equity Fund	Class I	➢	Class I-2	Aristotle International Equity Fund II
Aristotle Core Equity Fund	Class I	➢	Class I-2	Aristotle Core Equity Fund II
Aristotle Small Cap Equity Fund	Class I	➢	Class I-3	Aristotle Small Cap Equity Fund II

Schedule I

[Material Proceedings or Investigations of Acquired Funds]

Schedule II

[Obligations of Acquired Funds]

Schedule III

[Material Proceedings or Investigations of Acquiring Funds]

APPENDIX C: COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
Comparison of Fundamental Investment Policies

Each Acquired Fund and its corresponding Acquiring Fund have different but similar investment restrictions. As required by the 1940 Act, each of the IMST and the Aristotle Funds Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate and making loans, as shown in the below table. As detailed in the table below, the Acquired Funds’ fundamental investment restrictions generally prohibit each Acquired Fund from engaging in such practices, subject to certain exceptions in particular instances where such investment practices are otherwise permitted under the 1940 Act and the Acquired Fund’s other investment strategies and policies. The Acquiring Funds’ fundamental investment restrictions generally allow an Acquiring Fund to engage in such practices to the extent permitted under the 1940 Act.
Although each Acquired Fund describes its fundamental investment restrictions differently than its corresponding Acquiring Fund, it is not expected that the differences will affect in any material respect the way any of the Acquiring Funds are managed after the Reorganizations.
Further information about each Acquired Fund’s fundamental and non-fundamental investment restrictions is contained in the Acquired Funds’ SAI, which is on file with the SEC. For information regarding how to request copies of the SAI related to the Acquired Fund Prospectuses, please refer to page 34 of this Proxy Statement/Prospectus.

	Acquired Funds	Acquiring Funds
Concentration	An Acquired Fund may not invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).	An Acquiring Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or repurchase agreements with respect thereto).
Diversification
Except with respect to Aristotle International Equity Fund, an Acquired Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

While Aristotle International Equity Fund is excluded from the Fundamental Restriction noted above, the Fund is classified as “diversified” and cannot change such classification without the approval of the holders of a majority of the Fund’s outstanding voting securities.

The term “diversified” under the 1940 Act generally means that at least 75% of an Acquired Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer.

No similar restriction. However, each Acquiring Fund is classified as “diversified” and cannot change such classification without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities.

The term “diversified” under the 1940 Act generally means that at least 75% of an Acquiring Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer.

Real Estate
A Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trusts (“REITs”)).
An Acquiring Fund may purchase or sell real estate to the extent permitted by applicable law.

Senior Securities and Borrowings	An Acquired Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed), and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.	An Acquiring Fund may borrow money and issue senior securities to the extent permitted by applicable law.
Lending	An Acquired Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.	An Acquiring Fund may make loans to the extent permitted by applicable law.
Underwriting	An Acquired Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	An Acquiring Fund may underwrite securities to the extent permitted by applicable law.
Commodities
With respect to Aristotle Global Equity Fund, Aristotle International Equity Fund, Aristotle Value Equity Fund, and Aristotle Small Cap Equity Fund only, a Fund may not purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

With respect to the Aristotle Core Equity Fund only, the Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Aristotle Core Equity Fund from purchasing, selling or entering into futures contracts or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
The Acquiring Funds have not adopted a Fundamental Restriction related to investment in commodities. However, the Acquiring Funds have adopted a Non-Fundamental Restriction related to investment in Commodities, as stated in the table below.

Comparison of Non-Fundamental Investment Policies

The Acquired Funds and the Acquiring Funds have similar non-fundamental investment policies, as indicated in the table below. A “non-fundamental” investment policy is one that may be changed without a shareholder vote.

	Acquired Funds	Acquiring Funds
Illiquid Investments	An Acquired Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.	An Acquiring Fund may not purchase illiquid investments or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such securities.
Commodities	The Acquired Funds have adopted a Fundamental Investment Restriction as stated in the table above.	An Acquiring Fund may not purchase or sell commodities or commodities contracts, except subject to restrictions described in the Acquiring Fund Prospectus and SAI that: (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts.
Names Rule Policy	The Acquired Funds have not adopted a Non-Fundamental Investment Restriction related to a Names Rule Policy. However, each Acquired Fund that has a policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name has included disclosure in the Acquired Funds’ prospectus stating the Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.	If an Acquiring Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.
Fund-of-funds	The Acquired Funds do not have a policy related to serving as an underlying fund in a fund-of-funds structure.	An Acquiring Fund which serves as an underlying fund for a fund-of-funds (such as the Portfolio Optimization Funds, separate series of the Aristotle Funds Trust) will not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Aristotle Value Equity Fund
Aristotle Saul/Global Equity Fund
Aristotle International Equity Fund
Aristotle Core Equity Fund
Aristotle Small Cap Equity Fund
each, a series of Investment Managers Series Trust
STATEMENT OF ADDITIONAL INFORMATION
August 21, 2023
This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August 21, 2023 relating specifically to the joint special meeting of the shareholders of each series of the funds identified above (each, a “Acquired Fund”), each a series of Investment Managers Series Trust (“IMST”), to be held on October 6, 2023 (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Aristotle Funds Series Trust (the “Aristotle Funds Trust”), 11000 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025 or by calling 844-ARISTTL (844-274-7885) (toll free).

SAI-1

TABLE OF CONTENTS

Page
General Information	SAI-3
Incorporation of Documents by Reference into the Statement of Additional Information	SAI-3
Additional Information about the Acquiring Funds	SAI-3
Supplemental Financial Information	SAI-4

SAI-2

GENERAL INFORMATION

This SAI relates to relates to the reorganization of the Acquired Funds with and into a corresponding series (an “Acquiring Fund”) of the Aristotle Funds Trust, which is listed opposite the Acquired Fund in the table below (each, a “Reorganization,” and together, the “Reorganizations”).

Acquired Fund	Acquired Fund Share Class		Acquiring Fund Share Class	Acquiring Fund[1]
Aristotle Value Equity Fund	Class I	➢	Class I-2	Aristotle Value Equity Fund II
Aristotle/Saul Global Equity Fund	Class I	➢	Class I-2	Aristotle/Saul Global Equity Fund II
Aristotle International Equity Fund	Class I	➢	Class I-2	Aristotle International Equity Fund II
Aristotle Core Equity Fund	Class I	➢	Class I-2	Aristotle Core Equity Fund II
Aristotle Small Cap Equity Fund	Class I	➢	Class I-3	Aristotle Small Cap Equity Fund II
1 Immediately after the closing of the applicable Reorganization, the names of the Acquiring Funds will be changed to remove the “II” designation.

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION
This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

•The statement of additional information (“SAI”) of IMST on behalf of each Acquired Fund, dated May 1, 2023, as supplemented and amended to date (File No. 333-122901); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001213900-23-032456) (the “Acquired Fund SAI”);
•The audited financial statements, including the financial highlights, appearing in the Acquired Funds’ annual report to shareholders for the period ended December 31, 2022 (File No. 811-21719; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-23-005996); and
•The SAI of Aristotle Funds Trust on behalf of each Acquiring Fund, dated July 28, 2023 (File No. 333-269243); previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000894189-23-005144) (the “Acquiring Fund SAI”).

As noted in the Proxy Statement/Prospectus, each of Aristotle/Saul Global Equity Fund II and Aristotle Value Equity Fund II is a newly created “shell” fund that has been registered with the SEC specifically for the purpose of acquiring the assets and liabilities of the corresponding Acquired Fund. Aristotle International Equity Fund II and Aristotle Core Equity Fund II commenced operations on April 17, 2023 and have had only limited operations serving as underlying funds in a “fund-of-funds” structure with a group of funds also advised by Aristotle Investment Services, LLC (“AIS”). Aristotle Small Cap Equity Fund II recently commenced operations on April 17, 2023.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
Additional information about the Acquiring Funds and the Aristotle Funds Trust is available in the Acquiring Fund SAI, which is incorporated by reference into this SAI.

Immediately after the closing of the applicable Reorganization, the “II” designation will be removed from the names of Aristotle Value Equity Fund II, Aristotle/Saul Global Equity Fund II, Aristotle International Equity Fund II, Aristotle Core Equity Fund II and Aristotle Small Cap Equity Fund II. The “II” designation in each of these Acquiring Fund’s names has been included until the closing of the applicable Reorganization to differentiate the Acquiring Funds from the Corresponding Acquiring Funds during the transactions that precede the closing of the Reorganizations.

SAI-3

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.

Tables showing the fees and expenses of each Acquired Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in Comparison of Current Fees and Expenses for each proposal in the Proxy Statement/Prospectus.

Under the Agreement and Plan of Reorganization, each Acquired Fund is proposed to be reorganized into its corresponding Acquiring Fund.

The Reorganizations will not result in a material change to each Acquired Fund’s investment portfolios due to the investment restrictions of the corresponding Acquiring Fund. Each security held by an Acquired Fund is eligible to be held by the corresponding Acquiring Fund and the Acquiring Funds will have the same or substantially similar investment objectives and substantially similar strategies as the corresponding Acquired Funds. As a result, schedules of investments of such Acquired Funds modified to show the effects of the change are not required and are not included. Notwithstanding the foregoing, changes may be made to the Acquired Funds’ portfolios in advance of the Reorganizations and/or the Acquiring Funds’ portfolios following the Reorganizations.

There are no material differences in accounting policies of an Acquired Fund as compared to those of the corresponding Acquiring Fund.

SAI-4